Registration Statement No. 333-143354

811-09137

As Filed with the Securities and Exchange Commission on June 26, 2018

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 18	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 112	☒

DELAWARE LIFE VARIABLE ACCOUNT I

Registrant

DELAWARE LIFE INSURANCE COMPANY

Depositor

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

Depositor’s Address

(844) 448-3519

Depositor’s Telephone Number

Michael S. Bloom

Senior Vice President and General Counsel

Delaware Life Insurance Company

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date)pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Prime Variable Universal Life Insurance

Delaware Life Variable Account I

A Flexible Premium Combination Fixed and Variable Universal Life Insurance Policy

Prospectus

June 26, 2018

This prospectus describes a combination fixed and variable universal life insurance policy (the “Policy”) issued by Delaware Life Insurance Company (“we”, “us” or “Company”) through Delaware Life Variable Account I, one of our separate accounts. The Policy is being offered as an individual policy. This prospectus contains important information You should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference. You may choose among a number of Variable Sub-Accounts and a Fixed Account. The Variable Sub-Accounts invest in shares of the following Funds:

Asset Allocation

AB Balanced Wealth Strategy Portfolio (Class B)

BlackRock Global Allocation V.I. Fund (Class III)

Fidelity® VIP Balanced Portfolio (Service Class 2)5

Franklin Founding Funds Allocation VIP Fund (Class 2)1,8

Franklin Income VIP Fund (Class 2)

Invesco V.I. Equity and Income Fund (Series II)

MFS® Conservative Allocation Portfolio (Initial Class)1

MFS® Global Tactical Allocation Portfolio (Service Class)9

MFS® Growth Allocation Portfolio (Initial Class)1

MFS® Moderate Allocation Portfolio (Initial Class)1

MFS® Total Return Series (Service Class)

PIMCO Global Multi-Asset Managed Allocation Portfolio (Administrative Class)1,9

Emerging Markets Bond

PIMCO Emerging Markets Bond Portfolio (Administrative Class)

Emerging Markets Equity

MFS® Emerging Markets Equity Portfolio (Service Class)

High Yield Bond

MFS® High Yield Portfolio (Initial Class)

Intermediate Term Bond

Franklin U.S. Government Securities VIP Fund (Class 2)2

MFS® Corporate Bond Portfolio (Service Class)

MFS® Government Securities Portfolio (Service Class)

MFS® Total Return Bond Series (Initial Class)

PIMCO Total Return Portfolio (Administrative Class)2

International/Global Equity

AB International Value Portfolio (Class B)2

First Eagle Overseas Variable Fund3

Invesco V.I. International Growth Fund (Series I)

M International Equity Fund3

MFS® International Growth Portfolio (Service Class)

MFS® Research International Portfolio (Service Class)

Oppenheimer Global Fund/VA (Service Shares)

Templeton Growth VIP Fund (Class 2)

Mid Cap Equity

Fidelity® VIP Mid Cap Portfolio (Service Class 2)5

Invesco V.I. American Value Fund (Series II)

MFS® Mid Cap Growth Series (Initial Class)

MFS® Mid Cap Value Portfolio (Initial Class)

Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio (Class II Shares)

Large Cap Equity

Columbia Variable Portfolio - Large Cap Growth Fund (Class 2)

Fidelity® VIP Contrafund® Portfolio (Service Class 2)6

Fidelity® VIP Index 500 Portfolio (Service Class 2)6

Franklin Mutual Shares VIP Fund (Class 2)

Invesco V.I. Comstock Fund (Series II)

Invesco V.I. Core Equity Fund (Series I)

M Large Cap Growth Fund3

M Large Cap Value Fund3

MFS® Growth Series (Initial Class)

MFS® Research Series (Initial Class)

MFS® Value Series (Initial Class)

MFS® Value Series (Service Class)

Oppenheimer Capital Appreciation Fund/VA (Service Shares)

Oppenheimer Main Street Fund/VA (Service Shares)2

Real Estate Equity

MFS® Global Real Estate Portfolio (Initial Class)

Short Term Bond

MFS® Limited Maturity Portfolio (Initial Class)

Small Cap Equity

Deutsche Small Cap Index VIP (Class B)8,10

Franklin Small Cap Value VIP Fund (Class 2)

M Capital Appreciation Fund3

MFS® Blended Research Small Cap Equity Portfolio (Initial Class)

MFS® New Discovery Series (Initial Class)

MFS® New Discovery Value Portfolio (Initial Class)

Wanger USA2,3

Specialty/Sector Equity

MFS® Utilities Series (Service Class)

Specialty/Sector Commodity

PIMCO CommodityRealReturn® Strategy Portfolio (Administrative Class)

Target Date

Fidelity® VIP Freedom 2015 Portfolio (Service Class 2)1,7,8

Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)1,7,8

Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)1,7,8

Money Market

MFS® U.S. Government Money Market Portfolio (Initial Class)4

Multi Sector Bond

Franklin Strategic Income VIP Fund (Class 2)

Inflation-Protected Bond

MFS® Inflation-Adjusted Bond Portfolio (Initial Class)

PIMCO Real Return Portfolio (Administrative Class)2

[1]	This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, You will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[2]	For Policies with Investment Start Dates on or after October 6, 2008, the following underlying Funds are not available for investment by the Variable Sub-Accounts: AB International Value Portfolio, Oppenheimer Main Street Fund/VA, PIMCO Real Return Portfolio, PIMCO Total Return Portfolio, Franklin U.S. Government Securities VIP Fund and Wanger USA.

[3]	This Fund does not have different share classes.

[4]	There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

[5]	This Portfolio is in Variable Insurance Products III.

[6]	This Portfolio is in Variable Insurance Products Fund II.

[7]	This Portfolio is in Variable Insurance Products Fund V.

[8]	On and after November 15, 2010, this investment option is not open to new premium or transfers.

[9]	This Fund employs a managed volatility strategy.

[10]	Effective on or about July 2, 2018, the new fund name will be DWS Small Cap Index VIP.

Delaware Life Insurance Company

P.O. Box 758581

Topeka, Kansas 66675-8581

(877) 253-2323

Overnight Mailing Service Address:	Delaware Life Insurance Company
Mail Zone 581
5801 S.W. 6th Avenue
Topeka, KS 66636

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or statement of additional information of the Funds. We have not authorized anyone to provide You with information that is different.

RISK/BENEFIT SUMMARY OF POLICY

Right of Return Period

You may return the Policy within 10 days from the date of receipt of the Policy and receive a refund. A longer period may apply in some states.

Premium Payments

Generally, You must make a minimum Initial Premium payment equal to two Minimum Monthly Premiums. The minimum Initial Premium is shown in the illustration for the Policy and is shown in the Policy.

You choose the amount and timing of subsequent premium payments, within certain limits.

You may allocate your net premium payments among the Policy’s available Sub-Accounts.

CONTRACT BENEFITS

Account Value

Account Value is the sum of the amounts in each Sub-Account with respect to the Policy.

The Policy’s Account Value will reflect:

•	the premiums You pay;

•	the investment performance of the Variable Sub-Accounts You select, and/or the interest credited to the Fixed Account;

•	any loans or partial withdrawals;

•	the charges we deduct under the Policy.

Accessing the Policy’s Account Value

You may borrow from us using your Account Value as collateral.

You may surrender the Policy for its Cash Surrender Value. Cash Surrender Value is Account Value minus any surrender charges and the amount of any Policy Debt. The surrender charge period ends 10 years after You purchase the Policy or increase the Specified Face Amount of the Policy.

You may make a partial withdrawal of some of the Policy’s Cash Surrender Value after the Policy has been in force for one year. A partial withdrawal will cause a decrease in the Specified Face Amount of the Policy if your death benefit option is A or C. Reducing the Cash Surrender Value with a partial withdrawal may increase the risk of Policy lapse.

Death Benefit Compliance Test

For favorable federal tax treatment, the Policy must meet one of the following standards:

•	the Guideline Premium Test, or

•	the Cash Value Accumulation Test.

You choose the applicable test. You may not change your election.

Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for the Guideline Premium Test and Cash Value Accumulation Test definitions.

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Death Benefit

If the Policy is in force at the time we receive Due Proof of the Insured’s death, we will pay the beneficiary an amount based on the death benefit option in effect, plus any supplemental benefits added to the Policy, less Policy Debt and any overdue monthly deductions.

Specified Face Amount (“SFA”) is the minimum amount of life insurance in the Policy.

You have a choice of three death benefit options:

•	the Specified Face Amount (Option A); or

•	the Specified Face Amount plus Account Value (Option B); or

•	the Specified Face Amount plus the sum of premiums paid (Option C).

After the first Policy Year, You may change the Specified Face Amount.

After the Policy Date, You may change the death benefit option.

Investment Options

You may allocate your net premium payments among the Variable Sub-Accounts and the Fixed Account.

You may transfer amounts from one Variable Sub-Account to another, subject to any limits that we or the Funds may impose. We will notify You in writing of any such limitations.

You may transfer amounts to and from the Fixed Account, subject to our transfer rules in effect at time of transfer.

Reinstatement

If the Policy terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

Supplemental Benefits

You may supplement the Policy with the following riders where available:

•	accelerated benefits
•	waiver of monthly deductions
•	payment of stipulated amount
•	supplemental term insurance
•	enhanced cash surrender value
•	loan lapse protection
•	long term accumulation (“LTA”)
•	charitable giving benefit
•	travel assistance

We will deduct the cost, if any, of the rider(s) from the Policy’s Account Value on a monthly basis.

CONTRACT RISKS

The Variable Account

The assets attributable to the Policies are held in a variable separate account.

The assets of the variable separate account are free from our general creditor’s claims.

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The variable separate account is divided into Variable Sub-Accounts.

Each Variable Sub-Account invests exclusively in shares of a corresponding mutual fund.

When You choose Variable Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Variable Sub-Accounts You have elected. These conditions include, but are not limited to:

•	inflationary forces,

•	changes in rates of return available from different types of investments,

•	changes in employment rates, and

•	the presence of international conflict.

With such Variable Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

Poor investment performance can result in a loss of all or some of your investment.

A comprehensive discussion of the risks of such Variable Sub-Accounts may be found in the underlying Fund’s prospectus.

It is unsuitable to purchase a life insurance policy as a short-term savings vehicle because surrender charges are highest in the early Policy Years. Cost of insurance and other insurance-related charges are appropriate to a life insurance policy and not to a short-term savings vehicle.

Partial withdrawals may occur monthly after Policy Year 1. Each partial withdrawal must be for at least $500. Additionally, the Specified Face Amount remaining after a partial withdrawal cannot be less than $100,000.

What If Charges and Deductions Exceed Account Value less Policy Debt?

Unless the No-Lapse Guarantee applies, the Policy will terminate if the Account Value less Policy Debt at the beginning of any Policy Month is less than the charges and deductions then due.

We will send You notice and allow You a 61 day Grace Period.

If, within the Grace Period, You do not make a premium payment sufficient to cover all charges and deductions due, the Policy will terminate at the end of the Grace Period.

If the Policy terminates, all coverage ceases and no benefits are payable.

No-Lapse Guarantee

The Policy will not terminate during the No-Lapse Guarantee Period if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums from the Policy Date to the Valuation Date. The No-Lapse Guarantee Period is based on the Insured’s Issue Age and the amount of planned periodic premium You pay. It may vary in length by state but may not exceed 20 years.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits, loans and surrenders.

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The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender the Policy or transfer amounts between Investment Options.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Premium Expense Charge[1] (3.25% of this Charge is used for state and federal tax obligations)	Upon premium receipt	(as a % of premium)	(as a % of premium)

Maximum Charge: Current Charge:		8.25% 6.50%	15.00% 15.00%

Surrender Charge	Upon policy surrender before the eleventh Policy Year and upon surrender of a Policy increase before ten years have elapsed from the increase effective date	(per $1000 of Specified Face Amount “SFA”)	(per $1000 of Specified Face Amount “SFA”)

Maximum Charge: Minimum Charge: Representative Owner Charge[4]:		$40.13[2,3] $0.16[2,3] $7.76[3]	None[3]
(male, super preferred, non-tobacco, Issue Age 45, Policy Year 1)

Loan Lapse Protection Rider[5] Maximum Charge:	On the Rider Exercise Date	(as a % of Account Value) 3.5%	(as a % of Account Value) 3.5%
Transfer Fee Maximum Charge: Current Charge:	Upon each transfer in excess of 12 in a Policy Year	$15.00 $0.00	$15.00 $0.00

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Cost of Insurance	At the beginning of each Policy Month	(per $1000 of Policy Net Amount at Risk “PNAR”)	(per $1000 of Policy Net Amount at Risk “PNAR”)
Maximum Charge: Minimum Charge: Representative Owner Charge[4]:		$83.33[6] $0.02[6] $0.13	$83.33[6] $0.02[6] $0.16
(male, super preferred, non-tobacco, Issue Age 45, Policy Year 1)

Mortality and Expense Risk Charge[7] Maximum Charge: Current Charge:	At the beginning of each Policy Month	(on the assets allocated to the Variable Sub-Accounts) 0.60% 0.60%	(on the assets allocated to the Variable Sub-Accounts) 0.25% 0.00%

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Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Monthly Expense Charge[8] Maximum Charge: Minimum Charge: Representative Owner Charge[4]: (male, super preferred, non-tobacco, Issue Age 45)	At the beginning of each Policy Month	$8.00 + $1.11 per $1000 of SFA $8.00 + $0.02 per $1000 of SFA $8.00 + $0.12 per $1000 of SFA	$8.00 + $4.00 per $1000 of SFA $8.00 + $0.04 per $1000 of SFA $8.00 + $0.20 per $1000 of SFA

Loan Interest[9]	At the end of each Policy Year	(as a % of Policy Debt) 4.0%	(as a % of Policy Debt) 4.0%

Flat Extra Charge Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Total Net Amount at Risk) $20.00	(per $1000 of Total Net Amount at Risk) $20.00

The next table describes the charges You will pay periodically during the time You own any riders attached to the Policy.

OPTIONAL CHARGES
Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Waiver of Monthly Deductions Rider Maximum Charge: Minimum Charge: Representative Owner Charge[4]: (Issue Age 45)	At the beginning of each Policy Month	(per $1000 of SFA and Supplemental Insurance Rider Face Amount “SIRFA”) $0.16[10] $0.01[10] $0.06	(per $1000 of SFA and Supplemental Insurance Rider Face Amount “SIRFA”) $0.16[10] $0.01[10] $0.06
Payment of Stipulated Amount Rider Maximum Charge: Minimum Charge: Representative Owner Charge[4]:	At the beginning of each Policy Month	(per $100 of Stipulated Amount11) $0.79[12] $0.13[12] $0.46	(per $100 of Stipulated Amount11) $0.79[12] $0.13[12] $0.46
(male, Issue Age 45, benefit payable to age 70)

Supplemental Insurance Rider Maximum Charge: Minimum Charge: Representative Owner Charge[4]:	At the beginning of each Policy Month	(per $1000 of Rider Net Amount at Risk) $83.33[6] $0.02[6] $0.13	(per $1000 of Rider Net Amount at Risk) $83.33[6] $0.02[6] $0.16
(male, super preferred, non-tobacco, Issue Age 45, Policy Year 1)

Enhanced Cash Surrender Value Rider Maximum Charge: Minimum Charge: Representative Owner Charge[4]:	At the beginning of each Policy Month	(Per $1000 of SFA) $2.06[13] $0.02[13] $0.14	Not available
(male, super preferred, non-tobacco, Issue Age 45, Policy Year 1)

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The next item shows the minimum and maximum total operating expenses charged by the Funds that You may pay periodically during the time that You own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets for the year ended December 31, 2017. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

TOTAL ANNUAL FUND OPERATING EXPENSES

(deducted by each Fund on the average daily net asset value of each Fund)

Total Annual Fund Expenses	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.35%	1.78%

[1]	The elements making up the Premium Expense Charge are discussed on page 23. The Charge is deducted from premium received.

[2]	The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 1. The minimum charge possible is for an Insured female, super-preferred, non-tobacco, Issue Age 18, Policy Year 10. The surrender charge varies based on the Specified Face Amount, the length of time the Policy has been in force and the length of time an increase in Specified Face Amount has been in effect, the Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[3]	There are no surrender charges applicable if the Enhanced Cash Surrender Value Rider or LTA Rider is attached. The Enhanced Cash Surrender Value Rider may not be elected if the LTA Rider has been elected.

[4]	It is assumed the Owner and the Insured are the same person. Charges shown are those currently applicable.

[5]	The rider charge equals the excess of 99.5% of the Account Value over the Policy Debt. For additional detail for the Loan Lapse Protection Rider, please see page 27.

[6]	The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 35. The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18, Policy Year 10. The charges vary based on the length of time the Policy or rider has been in force and Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. For substandard risk classifications, the Company reserves the right to charge up to 500% of the charges shown in the Fee Table. Please see the section entitled “Monthly Cost of Insurance” for additional detail.

[7]	The annual rate is shown in the table. The charge is deducted on a monthly basis.

[8]	The per $1000 of Specified Face Amount charge applies for the first 5 Policy Years following the Issue Date and for the first 5 Policy Years following the effective date of any increase in Specified Face Amount. For a Policy without the LTA Rider, the maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85. The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18. For a Policy with the LTA Rider, the maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85. The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18. The monthly expense charge varies based on the Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[9]	Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt. For Policy Years 10 and thereafter, a Policy with the LTA Rider has a loan interest rate of 3.0%. A Policy without the LTA Rider has a loan interest rate of 3.5%. See the section entitled “Policy Loans” for additional detail regarding Loan Interest.

[10]	The maximum charge possible is for an Insured, Issue Age 55. The minimum charge possible is for an Insured, Issue Age 18. Charges vary by Issue Age only. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[11]	To increase the variety of Stipulated Amounts electable, the charge imposed is per $100 of Stipulated Amount.

[12]	The maximum charge possible is for an Insured male, Issue Age 55, benefit payable to age 70. The minimum charge possible is for an Insured male, Issue Age 18, benefit payable to age 65. Charges vary based on the Insured’s Issue Age, sex and duration of payment option. Disability rates for males are lower than females at younger ages and much higher for males than females at older ages. The use of rates for males provides an appropriate range of rates. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[13]	The per $1000 of Specified Face Amount charge applies for the first 10 Policy Years following the Issue Date and for the first 10 Policy Years following the effective date of any increase in Specified Face Amount. The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85. The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18. The Enhanced Cash Surrender Value Rider charge varies based on the Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

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DELAWARE LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Group One Thousand One, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter.

THE VARIABLE ACCOUNT

We established Delaware Life Variable Account I in accordance with Delaware law on December 1, 1998. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations for the fixed account allocations and death benefits payable under the policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account is divided into Variable Sub-Accounts. Each Variable Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Variable Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Variable Sub-Account are credited to or charged against that Variable Sub-Account without regard to the other income, gains or losses of the other Variable Sub-Accounts. All amounts allocated to a Variable Sub-Account will be used to purchase shares of the corresponding mutual fund. The Variable Sub-Accounts will at all times be fully invested in mutual fund shares. The Variable Account may contain certain variable sub-accounts which are not available under the Policy.

THE FUNDS

The Policy offers a number of Fund options shown in the table beginning on the cover page of this prospectus. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. There is no assurance that a portfolio will achieve its stated objective(s). You can lose money by investing in any of the Funds. In this regard we note, for example, that there can be no assurance that the MFS® U.S. Government Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Money Market Sub-Account may become extremely low and possibly negative.

7

The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in connection with this prospectus. A copy of each Fund Prospectus may be obtained without charge from our website, www.delawarelife.com, or by calling (877) 253-2323, or writing to Delaware Life Insurance Company, P.O. Box 758581. Topeka, Kansas 66675-8581.

Fund Investment Advisers and Subadvisers

AllianceBernstein L.P. advises the AB Variable Products Series Fund, Inc. Portfolios. BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund. Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolio - Large Cap Growth Fund. Columbia Wanger Asset Management, LLC advises Wanger USA. Deutsche Investment Management Americas, Inc.1 advises the Deutsche Small Cap Index VIP with Northern Trust Investments, Inc. serving as subadviser. Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and other advisers subadvise the Fidelity® VIP Portfolios. First Eagle Investment Management, LLC advises the First Eagle Overseas Variable Fund. FMR Co., Inc. advises the Fidelity® VIP Freedom Portfolios. Franklin Templeton Services, LLC administers the Franklin Founding Funds Allocation VIP Fund (with the following advising the underlying portfolios of the Fund: Franklin Advisers, Inc. advising the Franklin Income VIP Fund, Franklin Mutual Advisers, LLC advising Franklin Mutual Shares VIP Fund and Templeton Global Advisers Limited advising Templeton Growth VIP Fund). Franklin Advisers, Inc. advises the Franklin Income VIP Fund, Franklin Strategic Income VIP Fund and Franklin U.S. Government Securities VIP Fund. Franklin Mutual Advisers, LLC advises the Franklin Mutual Shares VIP Fund. Franklin Advisory Services, LLC advises the Franklin Small Cap Value VIP Fund. Invesco Advisers, Inc. advises the Invesco Funds. M Financial Investment Advisers, Inc. advises the M Fund, Inc. Funds with Northern Cross, LLC subadvising the M International Equity Fund; Frontier Capital Management Company, LLC subadvising the M Capital Appreciation Fund; AJO, L.P. subadvising the M Large Cap Value Fund and DSM Capital Partners LLC subadvising the M Large Cap Growth Fund. Massachusetts Financial Services Company advises the MFS® Portfolios and Series. Morgan Stanley Investment Management Inc. advises the Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio. OFI Global Asset Management, Inc. advises the Oppenheimer Fund/VAs with OppenheimerFunds, Inc. serving as subadviser. Pacific Investment Management Company LLC advises the PIMCO Portfolios. Templeton Global Advisors Limited advises the Templeton Growth VIP Fund.

[1]	Effective on or about July 2, 2018, the new adviser name will be DWS Investment Management Americas, Inc.

Selection of Funds

The Funds offered through the Policy are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds You have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we

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may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Policies. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Policies may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and distribution expenses of the Fund) deducted from certain Fund assets attributable to the Policy for providing distribution and shareholder support services to some investment options.

Potential Conflicts

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages in this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts that invest in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of policyowners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect policyowners, including withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or substitution of shares of other Funds.

FEES, EXPENSES, AND RESTRICTIONS OF THE FUNDS

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Fund’s investment adviser for managing the Fund and selecting its portfolio of securities. Other Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund and actual expenses may vary.

The Fund fees and expenses are assessed at the Fund level and are not direct charges against Variable Account assets or reductions from Cash Values. These expenses are taken into consideration in computing each Fund’s net asset value, which is the share price used to calculate the Unit Values of the Variable Account. Thus, You indirectly bear the fees and expenses of the Funds You select. The table presented earlier shows annual expenses paid by the Funds as a percentage on the average daily net asset value of each Fund.

Certain Funds invest substantially all of their assets in other funds (“funds of funds”). As a result, You will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

The management fees and other expenses of the Funds are more fully described in the Fund Prospectuses. The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

OUR GENERAL ACCOUNT

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.

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The Fixed Account is not a security and the general account is not an investment company. Interests in our general account offered through the Fixed Account have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

You may allocate net premiums to the Fixed Account and may transfer a portion of your investments in the Variable Sub-Accounts to the Fixed Account. You may also transfer a portion of your investment in the Fixed Account to any of the Variable Sub-Accounts. Transfers may be subject to certain restrictions. See the Transfer Privileges section of this prospectus.

An investment in the Fixed Account does not entitle You to share in the investment experience of our general account. Instead, we guarantee that your fixed account investment will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account. We may, at our sole discretion, credit a higher rate of interest, but are not obligated to do so.

INVESTMENT PROGRAMS

Dollar Cost Averaging

You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to a Sub-Account designated by us. Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Variable Sub-Accounts chosen by You, up to a maximum of twelve. The program continues until your Account Value allocated to the program is depleted or You elect to stop the program.

The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations. Since the same dollar amount is transferred to other available Variable Sub-Accounts at set intervals, dollar cost averaging allows You to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, a lower average cost per Unit may be achieved over the long-term. A dollar cost averaging program allows You to take advantage of market fluctuations. However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

Asset Rebalancing

Once your money has been allocated among the Sub-Accounts, the earnings may cause the percentage invested in each Sub-Account to differ from your allocation instructions. You can direct us to automatically rebalance the Policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program. The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions. Rebalancing will not occur if the total Sub-Account allocations are less than $1,000.

There is no charge for asset rebalancing. In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year. You may not select dollar cost averaging and asset rebalancing at the same time. We reserve the right to modify, suspend or terminate this program at any time. We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

Asset Allocation

One or more asset allocation programs may be made available in connection with the Policy, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds and money market funds - depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, You may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market. If You elect an asset allocation program, we automatically rebalance your premium payments among the Variable Sub-Accounts represented in the model You choose. We rebalance your premium payments on a quarterly basis, without further instruction from You. Our asset allocation programs are “static” programs. We do not change the

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original percentage allocations among the Variable Sub-Accounts that are used for rebalancing purposes in your chosen model. We may, however, terminate the program. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether You wish to change your percentage allocations.

ABOUT THE POLICY

This prospectus describes the standard features of the Policy. The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.

Policy Application, Issuance and Initial Premium

To purchase a Policy, You must first submit an application to our Service Office. We may then follow certain underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (medical) underwriting basis and simplified underwriting basis. We may require medical examinations and further information before the proposed application is approved. Simplified underwriting is available to certain groups of Insureds, with all Insureds meeting certain other underwriting requirements. We must pre-approve any simplified underwriting arrangement. The cost of insurance rates are higher for healthy individuals when simplified underwriting is used instead of regular underwriting. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. A Policy cannot be issued until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

You must specify certain information in the application, including the Specified Face Amount, the death benefit option and supplemental benefits, if any. The Specified Face Amount generally may not be decreased below $100,000-the “Minimum Specified Face Amount.”

While your application is being reviewed, we may make available to You temporary life insurance coverage if You have signed a Policy Application and, at that same time, submitted a separate signed application for temporary coverage and made an advance payment. The temporary coverage, if available, begins on the date that separate application for it is signed, has a maximum amount and is subject to other conditions.

Pending approval of your application, any advance payments will be held in our general account. Upon approval of the application, we will issue to You a Policy on the life of the Insured. The Issue Date is the date we produce the Policy on our system and is specified in the Policy. The Investment Start Date is the date the first premium is applied, which will be the later of:

•	the Issue Date,

•	the Policy Date, or

•	the date a premium is paid equal to or in excess of the specified Initial Premium.

If an application is not approved, we will promptly return all advance payments to You.

Death Benefit Compliance Test

The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.” Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”). The Death Benefit Percentages for the Guideline Premium Test vary by age, whereas those for the Cash Value Accumulation Test vary by age and sex. The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than

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those for the Guideline Premium Test. The Guideline Premium Test imposes limits on the amount of premium You may pay under the Policy, where the Cash Value Accumulation Test does not. You must specify in the Policy application which of these tests will apply to the Policy. You may not change your selection once the Policy has been issued. In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate. Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax professional before deciding.

Right of Return Period

If You are not satisfied with the Policy, it may be returned by delivering or postmarking it to our Service Office or to the representative from whom the Policy was purchased within 10 days from the date of receipt of the Policy (the “Right of Return Period”). A longer period may apply in some states.

A Policy returned under this provision will be deemed void. You will receive a refund equal to the greater of premium payments made and premium payments made plus money market return, if the Policy indicates this is your right; otherwise, your refund will equal the sum of:

•	the difference between any premium payments made, including fees and charges, and the amounts allocated to the Variable Account;

•	the value of the amounts allocated to the Variable Account on the date the cancellation request is received by us at our Service Office; and

•	any fees or charges imposed on amounts allocated to the Variable Account.

Unless the Policy indicates You are entitled to receive a full refund of premiums paid, we will allocate net premium payments to the Sub-Accounts in accordance with your allocation instructions. You bear all of the investment risk during the Right of Return Period.

If the Policy indicates You are entitled to receive a full refund of premiums paid, we will allocate the net premium payments to the MFS® U.S. Government Money Market Portfolio or to our general account, whichever we specify in your Policy. Upon expiration of the number of days in the Right of Return Period, as measured from the Issue Date, plus five days, the Account Value in the MFS® U.S. Government Money Market Portfolio or in the general account, as applicable, will be transferred to the Sub-Accounts in accordance with your allocation instructions.

Policies delivered in Connecticut, Georgia, Maryland and North Carolina only. During the first eighteen months (twenty-four months in North Carolina) the Policy is in force, You may exchange it for a flexible premium adjustable life insurance policy issued by Us or an affiliate, the benefits of which do not vary with the investment performance of a separate account. The Account Value of the Policy will be transferred to the new policy. We will not require evidence of insurability for the exchange. To effect an exchange, You must give Us written notice at Our Service Office within this eighteen-month (or twenty-four month) period.

PREMIUM PAYMENTS

All premium payments must be made payable to Delaware Life Insurance Company and mailed to our Service Office. The Initial Premium will be due and payable as of the Policy’s Issue Date. The minimum Initial Premium is, generally, two Minimum Monthly Premiums. The amount of Minimum Monthly Premium is determined by the Specified Face Amount, death benefit option election, optional rider election and risk and underwriting classification of the Insured. Additional premium payments may be paid to us subject to the limitations described below. We will not reject any premium payment necessary to maintain coverage and will provide You notice if additional premium is required to maintain coverage.

Premium

We reserve the right to limit the number of premium payments we accept in a year. No premium payment may be less than $50 without our consent, although we will accept a smaller premium payment if necessary to keep the Policy in

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force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current death benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code. If You provide satisfactory evidence of insurability, we can retain the premium and increase the death benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

We will not accept premium payments that would, in our opinion, cause the Policy to fail to qualify as life insurance under applicable federal tax law. If a premium payment is made in excess of these limits, we will accept only that portion of the premium within those limits, and will refund the remainder to You.

Specified Face Amount increases and decreases will impact the level of premium You need to pay to maintain coverage. Your financial adviser can provide an illustration showing the effects on premium funding of Specified Face Amount changes.

After the policy anniversary on which the Insured is Attained Age 121, we will not accept any more premium payments for the Policy.

Guideline Premium Test Limitations

The Guideline Premium Test limits the amount of premium You may pay per year. We will not accept premium payments that would, in our opinion, exceed these limits, if You have chosen this test as the applicable Death Benefit Compliance Test, unless You have expressly directed us to do so. We may require satisfactory evidence of insurability before we accept such a premium. We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You. In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.

Net Premiums

The net premium is the amount You pay as the premium less the Premium Expense Charge. The Premium Expense Charge is a sales load and covers Federal and State tax liabilities related to premium, agent compensation and other at issue costs.

Allocation of Net Premium

Except as otherwise described herein, net premium will be allocated in accordance with your allocation percentages. You must allocate at least 1% of net premium to any Sub-Account You choose. Percentages must be in whole numbers. We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20 Sub-Accounts. You may change your allocation percentages at any time by telephone or written request to our Service Office. Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file. We, our affiliates and the representative from whom You purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone. An allocation change will be effective as of the date we receive notice of that change.

Planned Periodic Premiums

While You are not required to make additional premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits. We will send You reminder notices for the planned periodic premium at each billing period as specified in the Policy, unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; You may increase or decrease the planned periodic premium subject to our limits, and You may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We will suspend

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reminder notices at your written request, and we reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify You prior to suspending reminder notices.

DEATH BENEFIT

If the Policy is in force at the time of the Insured’s death, we will pay the beneficiary an amount based on the death benefit option in effect once we have received Due Proof of the Insured’s death. The amount payable will be:

•	the amount of the selected death benefit option, plus

•	any amounts payable under any supplemental benefits added to the Policy, minus

•	the value of any Policy Debt on the date of the Insured’s death, minus

•	any overdue monthly deductions if death occurs during a grace period.

We will pay this amount to the beneficiary in one lump sum, unless we and the beneficiary agree on another form of settlement. You may select between three death benefit options. You may change the death benefit option at any time.

Death Benefit Options

The Policy has three death benefit options. You will be required to select one of them in the Policy application. A Policy will not be issued unless a death benefit option election is made.

Option A-Specified Face Amount. Under this option, the death benefit is the greater of:

•	the Policy’s Specified Face Amount, or

•	the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

Option B-Specified Face Amount Plus Account Value. Under this option, the death benefit is the greater of:

•	the Specified Face Amount plus the Account Value, or

•	the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

Option C-Specified Face Amount Plus Sum of Premiums Paid. Under this option, the death benefit is the greater of:

•	the Specified Face Amount plus the sum of all premiums paid, or

•	the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

Option A provides a level amount of death benefit. Option B provides a fluctuating amount of death benefit due to the inclusion of the Account Value. While Option B provides a different death benefit than Option A, the monthly deduction for cost of insurance charges will be higher based on the Policy Net Amount at Risk. Option C also provides a higher death benefit than Option A and may result in a higher monthly deduction for cost of insurance charges depending upon actual premium payments made. Ask your financial adviser for an illustration to compare costs between Option B and Option C.

Changes in the Death Benefit Option

You may request a change in the death benefit option. Changes in the death benefit option are subject to Our underwriting rules in effect at the time of change. Requests for a change must be made in writing to Us. The effective date of the change will be the Anniversary on or next following the date We approve your request. Changing the death benefit option may have tax consequences. You should consult a qualified tax professional before changing the death benefit option.

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If You change from Option A to Option B, the Specified Face Amount will be decreased by an amount equal to the Policy’s Account Value on the effective date of the change. If You change from Option B to Option A, the Specified Face Amount will be increased by an amount equal to the Policy’s Account Value on the effective date of change.

Option C can only be changed to Option A. Neither Option A nor B can be changed to Option C. The amount of the death benefit on the effective date of the change will not be altered but the change in death benefit option will affect the determination of the death benefit from that point on.

Changes in Specified Face Amount

You may increase or decrease the Specified Face Amount of the Policy within certain limits. Changing the Specified Face Amount may have tax consequences. You should consult a qualified tax professional before any change to the Specified Face Amount.

Minimum Changes. Each increase in the Specified Face Amount must be at least $10,000. We reserve the right to change the minimum amount by which You may change the Specified Face Amount.

Increases. After the first policy anniversary, You may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured’s insurability. The cost of insurance charges and monthly expense charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured’s Attained Age is greater than 80 on the effective date of the increase. Your financial adviser can provide an illustration to show the level of premium funding necessary to maintain coverage at the increased Specified Face Amount.

Decreases. The Specified Face Amount can be decreased after the first policy anniversary. A decrease will become effective at the beginning of the next Policy Month following our approval of your request. The Specified Face Amount after the decrease must be at least $100,000. Surrender charges will apply to decreases in the Specified Face Amount during the surrender charge period except for decreases in the Specified Face Amount resulting from a change in the death benefit option or a partial withdrawal. For purposes of determining surrender charges and later cost of insurance charges, we will apply a decrease in Specified Face Amount in the following order:

•	first, to the most recent increase;

•	second, to the next most recent increases, in reverse chronological order; and

•	finally, to the initial Specified Face Amount.

If the Supplemental Insurance Rider is in effect, the Supplemental Insurance Rider Face Amount will be reduced prior to any reductions in the Specified Face Amount.

ACCESSING YOUR ACCOUNT VALUE

Surrenders and Surrender Charges

You may surrender the Policy for its Cash Surrender Value at any time while the Insured is living. If You do, the insurance coverage and all other benefits under the Policy will terminate. If You surrender the Policy and receive its Cash Surrender Value, You may incur surrender charges, taxes and tax penalties.

Cash Surrender Value is the Policy’s Account Value less the sum of:

•	the outstanding balance of any Policy Debt; and

•	any surrender charges.

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We will deduct surrender charges from your Account Value if You surrender the Policy or request a decrease in the Specified Face Amount during the surrender charge period. There are separate surrender charges for the initial Specified Face Amount and any increase in the Specified Face Amount You request. The surrender charge period will start on the Policy’s Issue Date and on the effective date for the increase, respectively. We will determine your Cash Surrender Value at the next close of business on the New York Stock Exchange after we receive your written request for surrender at our Service Office.

If You surrender the Policy in the first 10 years or within the first 10 years after an increase in the Specified Face Amount, we will apply a surrender charge to the initial Specified Face Amount and to each increase in the Specified Face Amount other than an increase resulting from a change in the death benefit option. The surrender charge will be calculated separately for the initial Specified Face Amount and each increase in the Specified Face Amount. The surrender charge will be an amount based on the Policy’s Specified Face Amount, the length of time the Policy has been in force and the length of time an increase in the Specified Face Amount has been in effect, the Insured’s Issue Age, sex and rating class. The following are examples of surrender charges at representative Issue Ages.

First Year Surrender Charges Per $1,000 of Specified Face Amount (Super-Preferred Non-tobacco Male)
Issue Age 25	Issue Age 35	Issue Age 45
$3.25	$4.92	$7.76

Issue Age 55	Issue Age 65	Issue Age 75
$12.74	$21.91	$40.14

The surrender charge will be calculated based on the surrender charge percentages for the initial Specified Face Amount and each increase in the Specified Face Amount as shown in the table below.

Year	Surrender Charge (as a Percentage of the First Year Surrender Charge)
1	100.0
2	100.0
3	90.0
4	75.0
5	70.0
6	60.0
7	45.0
8	35.0
9	20.0
10	7.0
11+	0.0

A surrender charge will be applied for each decrease in the Specified Face Amount except for decreases in the Specified Face Amount resulting from a change in death benefit option or partial withdrawal. These surrender charges will be applied in the following order:

•	first, to the most recent increase;

•	second, to the next most recent increases, in reverse chronological order; and

•	third, to the initial Specified Face Amount.

On a decrease in the initial Specified Face Amount, You will pay a proportion of the full surrender charge based on the ratio of the face amount decrease to the initial Specified Face Amount. The surrender charge You pay on a decrease that is less than the full amount of an increase in Specified Face Amount will be calculated on the same basis. Future

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surrender charges will be reduced by any incurred for a decrease in the Specified Face Amount. Surrender charges will be allocated proportionally among the Sub-Accounts.

Surrendering your Policy may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Partial Withdrawals

You may make a partial withdrawal from the Policy once each Policy Month after the first Policy Year by written request to us. Each partial withdrawal must be for at least $500.

If the applicable death benefit option is Option A or C, the Specified Face Amount will be decreased by the amount of the partial withdrawal. We will apply the decrease to the initial Specified Face Amount and to each increase in Specified Face Amount in the following order:

•	first, to the initial Specified Face Amount, up to the $100,000 minimum;

•	second, to the oldest increases in Specified Face Amount, in chronological order; and

•	third, to the most recent increase in Specified Face Amount.

If the Supplemental Insurance Rider is in effect, the Supplemental Insurance Rider Face Amount will be reduced prior to any reductions in the Specified Face Amount.

Unless You specify otherwise, the partial withdrawal will be allocated proportionally among the Sub-Accounts. We will not accept requests for a partial withdrawal if the Specified Face Amount remaining in force after the partial withdrawal would be less than the minimum Specified Face Amount. A partial withdrawal will be allocated to a Variable Sub-Account at the Unit Value of that Variable Sub-Account next determined after receipt of the partial withdrawal request. A partial withdrawal may result in taxes and tax penalties. See the Federal Income Tax Considerations section of this prospectus.

Policy Loans

Using the Policy as collateral, You may request a policy loan of up to 90% of the Policy’s Cash Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made. The Policy will terminate for no value subject to a grace period if the Policy Debt exceeds the Cash Value. During the No-Lapse Guarantee Period, however, the Policy will not terminate if it satisfies the minimum premium test. The Loan Lapse Protection Rider may also prevent Policy termination. Although the No-Lapse Guarantee and the Loan Lapse Protection Rider may prevent Policy termination, the conditions under which they apply differ widely, including the length of time the Policy has been in force and the age of the policyowner. Please see the No-Lapse Guarantee section and the Loan Lapse Protection Rider section for additional detail.

You may allocate the policy loan among the Sub-Accounts. If You do not specify the allocation, then the policy loan will be allocated proportionally among the Sub-Accounts. Loan amounts allocated to the Variable Sub-Accounts will be transferred to the Fixed Account. We will periodically credit interest at an effective annual rate of 3% on the loaned values of the Fixed Account.

Interest on the policy loan will accrue daily at 4% annually during Policy Years 1 through 10. If the LTA Rider is attached to the Policy, loan interest is 3.0% in Policy Year 11 and thereafter. If the LTA Rider is not attached to the Policy, loan interest is 3.5% in Policy Year 11 and thereafter. This interest will be due and payable to us in arrears on each policy anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and will be assessed in the same manner as the prior policy loan.

Policy loans may have tax consequences, particularly if your Policy is classified as a Modified Endowment Contract. See the Federal Income Tax Considerations section of this prospectus.

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Note: The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from You will be credited to the Policy as premium unless we have received written notice, in a form satisfactory to us, that the funds are for loan repayment. In the event You have a loan against the Policy, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans.

A policy loan, whether or not repaid, will affect the Policy Proceeds payable upon the Insured’s death and the Account Value because the investment results of the Sub-Accounts will apply only to the non-loaned portion of the Account Value. The longer a loan is outstanding, the greater the effect is likely to be and, depending on the investment results of the Sub-Accounts while the loan is outstanding, the effect could be favorable or unfavorable.

TRANSFER PRIVILEGES

Subject to the above special restrictions and to our rules as they may exist from time to time and to any limits that may be imposed by the Funds, You may at any time transfer to another Sub-Account all or a portion of the Account Value allocated to a Sub-Account. There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer above 12 transfers in any Policy Year. We will make transfers pursuant to an authorized written or telephone request to us. Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file. We, our affiliates and the representative from whom You purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. For transactions initiated by telephone, You will be required to identify yourself by name and a personal identification number.

Transfers may be requested by indicating the transfer of either a specified dollar amount or a specified percentage of the Fixed Account or the Variable Sub-Account’s value from which the transfer will be made. If You request a transfer based on a specified percentage of the Fixed Account or the Variable Sub-Account’s value, that percentage will be converted into a request for the transfer of a specified dollar amount based on application of the specified percentage to the Fixed Account or the Variable Sub-Account’s value at the time the request is received. We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20.

An acceptable transfer request will be executed as of the date our Service Office receives your request provided that it is received on a Valuation Date before the close of the NYSE. An “acceptable transfer request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account, the Fund or us. If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the NYSE on a Valuation Date, it will be executed effective on the next Valuation Date. The Unit Value of Variable Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; (2) the frequency of transfers; and (3) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account. We will notify You in writing of any such limitations. If your Policy so states in its text or via endorsement, thirty days must elapse between each transfer.

Transfers from the Fixed Account to the Variable Sub-Accounts are limited to one transfer annually of no more than 25% of the value of the Fixed Account at the end of the prior Policy Year or $5,000, whichever is greater. We reserve the right to restrict amounts transferred to the Fixed Account from the Variable Sub-Accounts. Note: This transfer restriction may prolong the period of time it takes to transfer your Account Value in the Fixed Account to the Sub-Accounts and, therefore, You should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.

Short-Term Trading

The Policy is not designed for short-term trading. If You wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer

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activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of Account Value. The Policy includes limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interest of individual Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account). For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfer Privileges”, such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 30 days of a previous transfer (whether the earlier transfer was requested by You or a third party acting on your behalf). We may also impose special restrictions on third parties that engage in reallocations of Policy values. We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in Good Order. Therefore, neither side of the requested transaction will be honored. We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other of the Company’s contract owners and Owners, in the following instances:

•	when a new broker of record is designated for the Policy;

•	when the Owner changes;

•	when control of the Policy passes to the designated beneficiary upon the death of the Insured;

•	when necessary in our view to avoid hardship to an Owner;

•	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Trading Policies

In addition to the restrictions that we impose (as described above under Short-Term Trading and below under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of

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the Funds’ shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers). If a Fund identifies You as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and below under Transfer Privileges. Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

ACCOUNT VALUE

Your Account Value is the sum of the values of each Variable Sub-Account plus the value of the Fixed Account. The Account Value varies depending upon the Premiums paid, Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Cost of Insurance charges, partial withdrawals, fees, policy loans and the net investment factor.

The minimum guaranteed interest rate applicable to the values in the Fixed Account is 3% annually. Interest in excess of the guaranteed rate may be applied in such a manner as we may determine, based on our expectations of future interest, mortality costs, persistency, expenses and taxes. Interest credited will be computed on a compound interest basis.

Account Value of the Variable Sub-Accounts

We measure the amounts in the Variable Sub-Accounts in terms of Units and Unit Values. On any given date, the amount You have in a Variable Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Variable Sub-Account. Amounts allocated to a Variable Sub-Account will be used to purchase Units of that Variable Sub-Account. Units are redeemed when You make partial withdrawals, undertake policy loans or transfer amounts from a Variable Sub-Account, and for the payment of Monthly Expense Charges, Monthly Cost of Insurance charges, Mortality and Expense Risk Charges and other fees. The number of Units of each Variable Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Variable Sub-Account. A Valuation Date is any day on which the NYSE is open for business and valuation will occur at the close of the NYSE. The NYSE historically closes on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For the first Valuation Date of each Variable Sub-Account, the Unit Value is established at $10.00. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation

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Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Variable Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received in Good Order at our Service Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the NYSE on a Valuation Date. In those instances, the premium will be credited on the next Valuation Date. If premium is to be allocated to a Variable Sub-Account, the Unit Value of the Variable Sub-Account will be that next determined after receipt of such premium.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Policy Date or the Valuation Date we receive a premium equal to or in excess of the Initial Premium.

The Account Value on the Investment Start Date equals:

•	the net premium received, minus

•	the monthly deductions due on the Policy Date and subsequent Monthly Anniversary Days through the Investment Start Date charged to the Variable Sub-Accounts and the Fixed Account.

The Account Value on subsequent Valuation Dates is equal to:

•	the Account Value attributable to each Variable Sub-Account on the preceding Valuation Date, multiplied by that Sub-Account’s Net Investment Factor, plus

•	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

•	that portion of Net Premium received and allocated to a Sub-Account during the current Valuation Period, plus

•	any amounts transferred by You to a Sub-Account from another Sub-Account during the current Valuation Period, minus

•	any amounts transferred by You from a Sub-Account to another Sub-Account during the current Valuation Period, minus

•	that portion of any Partial Withdrawal deducted from a Sub-Account during the current Valuation Period, plus

•	any amounts transferred among the Sub-Accounts for a Policy loan, minus

•	that portion of any surrender charges associated with a decrease in the Specified Face Amount charged to a Sub-Account during the current Valuation Period, minus

•	if a Processing Date, that portion of the Monthly Deductions charged to the Sub-Account for the Policy Month.

Net Investment Factor

The net investment factor for each Variable Sub-Account for any Valuation Period is the quotient of (1) divided by (2) where:

(1)	is the net result of:

•	the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the Valuation Period, plus

•	the per share amount of any dividend or other distribution declared on Fund shares held in the Variable Sub-Account if the “ex-dividend” date occurs during the Valuation Period, plus or minus

•	a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Variable Sub-Account; and

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(2)	is the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

The net investment factor may be greater or less than one.

Splitting Units

We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Insufficient Value

The Policy may terminate if your Account Value minus Policy Debt is insufficient to pay all charges and deductions then due. The Policy will terminate for no value, subject to a grace period described below if, on a Processing Date, the Policy’s Account Value less Policy Debt is less than or equal to zero.

Policy termination will not occur if:

1.	You pay premium sufficient to keep the Policy in force prior to the end of the grace period;

2.	You are within the No-Lapse Guarantee Period and you have paid sufficient premium to satisfy the “minimum premium test” described below; or

3.	The Loan Lapse Protection Rider is in effect and all conditions thereunder have been met.

Grace Period

If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 days from that Valuation Date for the payment of a premium sufficient to keep the Policy in force. Notice of premium due will be mailed to your last known address and the last known address of any assignee of record. We will assume that your last known address is the address shown on the Policy Application (or notice of assignment), unless we receive written notice of a change in address in a form satisfactory to us. If the premium due is not paid within 61 days after the beginning of the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61 day period. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable by us during the grace period, then any overdue monthly deductions will be deducted from the amount payable by us.

No-Lapse Guarantee

A No-Lapse Guarantee will eliminate the impact of poor investment performance and risk of Policy termination because the Account Value is not used to determine if lapse has occurred. If You pay sufficient premiums to satisfy the minimum premium test described below the Policy will not lapse. The length of time your No-Lapse Guarantee is in effect is called the No-Lapse Guarantee Period and is determined by the Insured’s Issue Age and the planned periodic premium You pay. The No-Lapse Guarantee Period can be as long as 20 years (depending on your state) or until the Insured attains age 80, whichever occurs first.

The annual report You receive will advise whether the premiums paid meet the minimum premium test, and, if no further premium is received, how long the No-Lapse Guarantee will last.

Minimum Premium Test

A Policy satisfies the minimum premium test if the premiums paid less any partial withdrawals less any Policy Debt exceed the sum of the “Minimum Monthly Premiums” which applied to the Policy in each Policy Month from the Policy Date to the Valuation Date.

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The applicable Minimum Monthly Premiums are specified in the Policy and are determined based on the length of time of the No-Lapse Guarantee Period and the Insured’s Issue Age. If a Policy does not satisfy the minimum premium test, additional premium is required to keep the Policy in force.

Ask your financial adviser for illustrations to show how different premium funding levels for your Policy will determine the length of the No-Lapse Guarantee Period.

CHARGES AND DEDUCTIONS

The monthly deductions described below are the Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Costs of Insurance, and the charges for any supplemental benefits.

There are no monthly deductions after the policy anniversary on which the Insured is Attained Age 121.

Premium Expense Charge

We will deduct a Premium Expense Charge from each premium payment upon receipt. Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state. The remainder of the Premium Expense Charge is a sales load used for agent compensation and other at issue costs. If the LTA Rider is not attached to the Policy, the current Premium Expense Charge is 6.50% in all Policy Years and will not exceed 8.25%. If the LTA Rider is attached to the Policy, the Premium Expense Charge is currently 15.00% in all Policy Years and is guaranteed not to exceed 15.00% in any Policy Year.

Mortality and Expense Risk Charge

This charge is for the mortality and expense risks we assume with respect to the Policy. It is a percentage of the Account Value of the Variable Sub-Accounts and, unless You direct otherwise, is deducted proportionally from the Account Value of the Sub-Accounts each month. We may realize a profit from this charge.

If the LTA Rider is not attached to the Policy, the current Mortality and Expense Risk Charge percentage is 0.60% annually for Policy Years 1 through 5 and 0.12% annually thereafter. The Charge is guaranteed not to exceed those levels for Policies without the LTA Rider.

If the LTA Rider is attached to the Policy, the current Mortality and Expense Risk Charge is 0.00%. Should a Mortality and Expense Charge be imposed, it will not exceed 0.25% annually.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge

We will deduct from your Account Value monthly a charge of $8.00 in all years and a monthly charge based on the Specified Face Amount for the first 5 Policy Years following the issuance of the Policy and the first 5 Policy Years following the effective date of each increase in the Specified Face Amount, if any, based on the amount of the increase. Minimum and maximum Monthly Expense Charges are shown in the Fee Table. The Monthly Expense Charge is based on the Issue Age, sex and rating class of the Insured and is higher if the LTA Rider is attached to the Policy. Unless You direct otherwise, the Monthly Expense Charges will be deducted proportionally from the amounts in the Sub-Accounts and covers administration expenses and issuance costs. The illustration provided at time of application will show your specific Monthly Expense Charge.

Monthly Cost of Insurance

We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. We may realize a profit from this charge. Unless You direct otherwise, the Monthly Cost of Insurance deduction will be charged proportionally to the amounts in the Sub-Accounts.

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The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where:

(1)	is the Monthly Cost of Insurance rate times the Total Net Amount at Risk divided by 1,000*;

(2)	is the monthly rider cost for any riders which are a part of the Policy (i.e. Waiver of Monthly Deductions, Payment of Stipulated Amount, Supplemental Insurance, Enhanced Cash Surrender Value); and

(3)	is any additional insurance charge calculated, as specified in the Policy, for substandard risk classifications, which can be up to 500% of the charge shown in the Fee Table.

*Item (1) above is expressed algebraically as: the Monthly Cost of Insurance rate x [Total Net Amount at Risk ÷ 1000]. Please see Appendix A, Glossary of Terms, for definitions of the Total Net Amount at Risk and its components.

The Total Net Amount at Risk equals:

•	the death benefit divided by 1.00247; minus

•	your Account Value on the Processing Date prior to assessing the monthly deductions.

The Total Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial withdrawals, transaction fees and periodic charges.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. In calculating the Total Net Amount at Risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made. It is necessary to allocate Account Value in this manner as different Monthly Cost of Insurance Charges may apply to the initial death benefit and each increase in Specified Face Amount. By way of example, assume the initial death benefit is $500,000, there is a later increase in Specified Face Amount of $400,000 and the Account Value is $600,000. The net amount at risk of the initial death benefit is $500,000 divided by 1.00247 less $500,000 of Account Value divided by 1.00247. The Account Value must be divided at this stage by 1.00247 because it is incorrect to assign more Account Value than there is initial death benefit. To determine the net amount at risk of the $400,000 Specified Face Amount increase, we take the $400,000 and divide by 1.00247 then subtract the remaining Account Value of $101,232 (which is the result of $600,000 less $500,000 divided by 1.00247 from the initial death benefit net amount at risk calculation). So the net amount at risk of the initial death benefit is zero and the net amount at risk of the Specified Face Amount increase is $297,782.

Monthly Cost of Insurance Rates

The Monthly Cost of Insurance rates (except for any such rate applicable to an increase in the Specified Face Amount) are currently based on the length of time the Policy has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age and rating class. The Monthly Cost of Insurance rates applicable to each increase in the Specified Face Amount are currently based on the length of time the increase has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age and rating class. The Monthly Cost of Insurance rates will, however, be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes. The rates for the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The rates for the Policy if the LTA Rider is attached will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Aggregate Mortality Tables. The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables blend smoker and nonsmoker mortality and are generally higher than the rates under the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables permit greater Policy funding without violating the Guideline Premium Test so a policyowner who wishes to heavily fund their Policy, as with the LTA Rider, would prefer application of these Tables.

Other Charges and Deductions

Interest charged on outstanding loans as well as the interest credited to loaned values of the Fixed Account is more fully described in the section entitled “Policy Loans” above. Additionally, a flat extra charge may apply if an Insured is

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a substandard risk. The flat extra charge is determined by our underwriting guidelines and varies proportional to the degree of additional mortality risk borne by the Company. A flat extra charge will not exceed $20.00 per $1000 of Total Net Amount at Risk. It is deducted from the Account Value on a monthly basis and covers the additional mortality risk of the Insured borne by the Company. A definition of “flat extra” is provided in Appendix A - Glossary of Terms.

Reduced Charges

We reserve the right to reduce the Premium Expense Charge, Monthly Expense Charge and Mortality and Expense Risk Charge. We will provide You prompt notice of any reduction. Reductions will be based on uniformly applied criteria that do not discriminate unfairly against any person.

SUPPLEMENTAL BENEFITS

The following supplemental benefit riders may be available in your state. Each rider is subject to certain limitations and termination provisions. Any rider charges imposed are necessary to cover the expenses borne by the Company for providing the additional benefits provided by the riders. For additional information on the riders, please ask your financial adviser.

Accelerated Benefits Rider

Under this rider, we will pay You, at your written request in a form satisfactory to us, an “accelerated benefit” if the Insured is terminally ill. An Insured is considered “terminally ill” if the Insured has a life expectancy of 12 months or less due to illness or physical condition. (This time period may be more or less in some states.)

The accelerated benefit payment will be equal to that portion of the Policy’s death benefit requested by You, not to exceed 75% of the amount of the death benefit, subject to certain reductions. Reductions to the accelerated benefit payment vary by state and may include the following:

a.	a 12 month discount percentage which will not exceed the greater of the current yield on 90-day Treasury bills and the current maximum statutory adjustable loan interest rate;

b.	the amount of Policy Debt in excess of the Accelerated Amount; and

c.	an administrative fee of $150.

This rider automatically attaches to every Policy at no charge.

Charitable Giving Benefit Rider

Under this rider, when Policy Proceeds are payable, we will pay a Charitable Gift Amount to the named Charitable Beneficiary. The Charitable Gift Amount is 1% of the Specified Face Amount and is an additional payment that does not diminish the Policy Proceeds paid to your beneficiary. The Charitable Beneficiary may be any organization considered exempt from federal taxation under Section 501(c) of the Internal Revenue Code and is listed in Section 170(c) of the Internal Revenue Code as an authorized recipient of charitable contributions. The Charitable Gift Amount and the Charitable Beneficiary in effect on the Issue Date are shown in the Policy. The rider must be elected at issue and can be discontinued upon written request to the Company. There is no charge for this rider.

Waiver of Monthly Deductions Rider

Under this rider, we will waive the monthly deductions for the Policy and any optional riders for all months for which the Insured suffers a total disability, if the Insured’s total disability commences while this rider is in force and continues for six months. We will continue to waive the monthly deductions for as long as the disability continues. Waiver of monthly deductions means the Account Value will not be reduced by any monthly deductions each Monthly Anniversary Day during the period of total disability. We must receive due proof of the Insured’s total disability and

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due proof that the total disability has been continuous for six months before we will waive the monthly deductions. At that time, we will reverse the monthly deductions which had been taken for the past months of total disability and waive all monthly deductions going forward until total disability ceases. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge is deducted monthly from the Account Value. We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and multiply this factor by each $1000 of Specified Face Amount and $1000 of Supplemental Insurance Rider Face Amount. The rider must be elected at issue and may be discontinued upon written request to the Company. If the rider is discontinued, the rider charge will cease. If You elect this rider, You may not elect the Payment of Stipulated Amount Rider.

Payment of Stipulated Amount Rider

Under this rider, we will make a monthly payment of the “stipulated amount” into the Account Value when the Insured suffers a total disability, if the Insured’s total disability commences while this rider is in force and continues for six months. You elect the stipulated amount on the application. We will continue to make a payment of that amount for as long as the disability continues but no later than the duration of the payment option elected (Insured’s age 65 or 70). Payment of the stipulated amount does not guarantee that the Account Value of the Policy will be sufficient to keep the Policy in force. We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will make a payment. At that time, we will credit the Account Value with the stipulated payment at the beginning of each month of past total disability and will credit the Account Value with the stipulated payment at the beginning of each month total disability continues. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge is deducted monthly from the Account Value. We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and sex and multiply that factor by each $100 of stipulated amount. The rider charge will cease for the term the stipulated amount is being paid. The rider must be elected at issue and may be discontinued upon written request to the Company. If the rider is discontinued, the rider charge will cease. The rider may not be elected if the Waiver of Monthly Deductions Rider has been elected.

Enhanced Cash Surrender Value Rider

This rider provides a waiver of surrender charges and thus is appropriate for policyowners who seek to preserve the ability to access cash surrender values during the surrender charge period. If this rider is attached to the Policy, there are no surrender charges applicable to partial withdrawals, full surrenders or Specified Face Amount decreases. Surrender charges will not be waived if the surrender is part of an exchange under Section 1035 of the Internal Revenue Code.

We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age, sex and rating class and multiply that factor by each $1000 of Specified Face Amount to determine the applicable charge for this rider. The rider must be elected at issue and may not be discontinued. The Enhanced Cash Surrender Value Rider may not be elected if the LTA Rider has been elected as surrender charges would already be waived by the LTA Rider.

Loan Lapse Protection Rider

This rider is designed to protect the Policy from lapse should Policy Debt become the near equivalent of the Account Value. Under this rider, the Policy will not terminate for insufficient value on and after the Rider Exercise Date. The Rider Exercise Date is the earliest date on which all the following have occurred:

•	the Insured is 75 or older;

•	the Policy has been in force at least 15 years;

•	the outstanding Policy Debt is greater than the Specified Face Amount;

•	the outstanding Policy Debt equals or exceeds 96% of the Account Value;

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•	not more than 30% of the Policy Debt has been a result of loan activity in the 36 months immediately preceding the Rider Exercise Date;

•	the sum of withdrawals made equals the sum of premiums paid; and

•	we have received your request to exercise the rider.

The rider charge is an administrative charge that applies on the Rider Exercise Date and equals the excess of 99.5% of the Account Value over the Policy Debt. By way of example, if the Account Value is $1,000,000 and the Policy Debt is $970,000, the charge is $25,000 which is the difference between 99.5% of the Account Value and the Policy Debt.

On the Rider Exercise Date, after deduction of the rider charge from the Account Value, the following will occur:

•	The Account Value in the Variable Sub-Accounts will be irrevocably transferred to the Fixed Account;

•	The Death Benefit will be changed to equal 105% of the Account Value;

•	Monthly Deductions will cease;

•	No further premium will be accepted;

•	Specified face amount increases and decreases will no longer be permitted; and

•	All supplemental riders (other than the accelerated benefit rider) will terminate.

The rider automatically attaches to every Policy that has elected the Guideline Premium Test and may be discontinued upon written request to the Company.

You should be aware that the tax consequences of the Loan Lapse Protection Rider are uncertain. You should consult a qualified tax professional about the tax consequences of the Loan Lapse Protection Rider. Please see the Federal Income Tax Considerations section of this prospectus.

Long Term Accumulation Rider (“LTA” Rider)

This rider is designed for policyowners who desire high Account Values throughout the long-term life of the Policy. Consistent with that goal, they seek to heavily fund the Policy in the early Policy Years. Heavily funding the Policy in the early years provides an opportunity for longer term growth of a larger asset base. A Policy with this rider will be less costly over the longer term than a Policy without this rider because Account Values should be higher and there is currently no Mortality and Expense Risk Charge. The maximum Mortality and Expense Risk Charge is also less than the maximum Mortality and Expense Risk Charge for a Policy without this rider. The absence or reduction in the Mortality and Expense Risk Charge partially offsets the other higher charges, described below, which is expected but not guaranteed to be positive or to far exceed the costs of this rider.

Under this rider, surrender charges under the Policy will be waived and an asset credit will be paid on the Asset Credit Date and each policy anniversary thereafter. The Asset Credit Date is the 16th policy anniversary. The Asset Credit Date is shown in the Policy.

The asset credit will be paid if the Policy’s persistency, mortality experience and expense assumptions are at least as favorable as that assumed by the Company on the Issue Date. It is calculated as a percentage of Account Value less Policy Debt. There is no guaranteed minimum asset credit. There is no separate charge for this rider but attachment of the rider to the Policy changes the Premium Expense Charge, Monthly Cost of Insurance Charge, Monthly Mortality and Expense Risk Charge and the Monthly Expense Charge.

The Premium Expense Charge and Monthly Expense Charge are significantly higher for a Policy with this rider. Although this rider contemplates a long-term investment, it also provides less costly access to cash surrender values in the early Policy Years by virtue of the net effect of the waiver of the surrender charge outweighing the higher Premium Expense Charge and Monthly Expense Charge. In the first three Policy Years, the impact to net premium and Account Value is less than the reduction to Cash Surrender Value should a surrender occur during the surrender charge period

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and surrender charges were not waived. Thereafter, the Premium Expense Charge and Monthly Expense Charge impact to net premium and Account Value is greater than any reduction to Cash Surrender Value due to an imposition of surrender charges.

Please see the Fee Table to determine how charges vary with rider attachment. The rider must be elected at issue and may not be discontinued. If You elect the rider, You may not elect the Enhanced Cash Surrender Value Rider.

Although both the Enhanced Cash Surrender Value Rider and the LTA Rider waive surrender charges, they differ in core benefit provided. The LTA Rider’s core benefit is on the potential asset credit that may be paid in Policy Years 16 and thereafter. Thus, the Enhanced Cash Surrender Value Rider is for policyowners who may wish to access cash surrender values in the early Policy Years and the LTA Rider is for policyowners who anticipate retaining assets under the Policy over the long term. In addition, a policyowner should not elect the LTA Rider if his/her focus is more on death benefit protection and there is anticipation of minimally funding the Policy over several years. In that instance, the Enhanced Cash Surrender Value Rider would be a better rider election.

Supplemental Insurance Rider

This rider provides for additional insurance on the life of the Insured by combining term coverage with the underlying variable universal life (“base policy”) coverage. The rider charge covers the cost of insurance charges we incur for the insurance coverage provided by this rider. Those cost of insurance charges are generally lower than the cost of insurance charges that apply to insurance coverage under the base policy, as are our selling costs, including commissions.

By combining coverage under this rider with base policy coverage, You may be able to buy the same amount of death benefit for less premium than if You had purchased an all base policy. If this rider is combined with base policy coverage, the same amount of premium paid for the combined coverage as for an all base policy will generate faster cash value accumulation within the base policy. Additional underwriting requirements may be imposed at the time of rider election, which may occur after issue.

For Policies with an Investment Start Date on or after January 26, 2009, and if approved by your state insurance regulator, You may choose to schedule increases in the Supplemental Insurance Rider Face Amount at time of Policy application. No further evidence of insurability needs to be provided at the time increases are scheduled to go into effect. Further, no deterioration in the Insured’s health will negatively impact future scheduled increases. Persons interested in scheduled increases are generally those who are matching their insurance coverage amounts to their income and anticipate annual increases in compensation. The amounts of scheduled increases and the dates those increases take effect are shown in the Policy Specifications section of the Policy. You must have elected death benefit option A to have this rider and elect scheduled increases. If You have elected scheduled increases and change from death benefit option A, further scheduled increases will be cancelled. If You elect a decrease in the Specified Face Amount or the Supplemental Insurance Rider Face Amount, future scheduled increases will be cancelled.

The No-Lapse Guarantee will apply to this rider for five years and not for the No-Lapse Guarantee Period on the base policy, if longer. This rider will terminate at the policy anniversary on which the Insured reaches Attained Age 121. Base policy coverage will continue beyond Attained Age 121 provided there is cash value in the Policy when the Insured reaches Attained Age 121. If a key objective is application of the No-Lapse Guarantee to insurance coverage under both the base Policy and this rider for a long period of time, supplementing the Policy with this rider may therefore not be appropriate.

The Cost of Insurance rates used to determine the monthly rider charge deduction from the Account Value are based on the length of time the rider has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age and rating class. The rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes. The rates for the rider will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The rates for the rider if the LTA Rider also attaches to the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary

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Aggregate Mortality Tables. The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables blend smoker and nonsmoker mortality and are generally higher than the rates under the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables permit greater Policy funding without violating the Guideline Premium Test so a policyowner who wishes to heavily fund their Policy, as with the LTA Rider, would prefer application of these Tables.

You may discontinue this rider upon written request to the Company. If discontinued, the rider charge will cease.

Travel Assistance Endorsement

This endorsement permits Covered Persons to avail themselves of some or all of the following services provided by a third party we designate when the Covered Person is 100 miles or more away from home:

•	Medical Consultation and Evaluation

•	Hospital Admission Guarantee

•	Emergency Evacuation

•	Critical Care Monitoring

•	Medically Supervised Repatriation

•	Prescription Assistance

•	Emergency Message Transmission

•	Emergency Trauma Counseling

•	Transportation to Join Patient

•	Care for Minor Children

•	Legal and Interpreter Referrals

•	Return of Mortal Remains

“Covered Persons” are defined as:

(a)	For a Policy which is not trust-owned, the Insured and their dependents.

(b)	For a Policy which is trust-owned, the Insured and their dependents only if the trustee, in his/her sole and exclusive discretion, elects to make the Covered Services available.

The endorsement automatically attaches to every Policy and is provided at no charge. Ask your financial adviser for the brochure that provides additional detail about the Endorsement.

Termination of Policy

The Policy will terminate on the earlier of the date we receive (in Good Order) your request to surrender, the expiration date of the Grace Period without payment of premium due or the date of death of the Insured.

Reinstatement

Before the Insured’s death, we may reinstate the Policy provided that the Policy has not been surrendered and You:

•	make a request for reinstatement within three years from the date of termination;

•	submit satisfactory evidence of insurability to us; and

•	pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is not less than:

•	the monthly deductions overdue at the end of the grace period; plus

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•	any excess of Policy Debt over Cash Value at the end of the grace period; plus

•	three times the monthly cost of insurance charges applicable at the date of reinstatement; plus

•	three times the monthly expense charges applicable at the date of reinstatement.

During the No-Lapse Guarantee Period, an amount sufficient to put the Policy in force is the amount necessary to meet the minimum premium test. Any Policy Debt at the time the Policy terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice satisfactory to us giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment is subject to our rights under the Policy’s incontestability and suicide provisions. Payment of any amount payable from the Variable Account on death, surrender, partial withdrawal or policy loan may be postponed whenever:

•	the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted, as determined by the Securities and Exchange Commission;

•	the Securities and Exchange Commission, by order, permits postponement for the protection of policyowners;

•	an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account; or

•	mandated by applicable law.

In addition, if, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the corresponding Sub-Account until the Fund is liquidated.

If You have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, or death benefit proceeds until such check or draft has been honored.

We may defer payment from the Fixed Account for a period up to six months. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a premium payment and/or block a Policy and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about You or your Account to governmental regulators.

Rights of Owner

While the Insured is alive, unless You have assigned any of these rights, You may:

•	transfer ownership to a new owner;

•	name a contingent owner who will automatically become the owner of the Policy if You die before the Insured;

•	change or revoke a contingent owner;

•	change or revoke a beneficiary;

•	exercise all other rights in the Policy;

•	increase or decrease the Specified Face Amount, subject to the other provisions of the Policy;

•	change the death benefit option, subject to the other provisions of the Policy.

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When You transfer your rights to a new owner, You automatically revoke any prior contingent owner designation. When You want to change or revoke a prior beneficiary designation, You have to specify that action. You do not affect a prior beneficiary when You merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights. However, You must give us written notice satisfactory to us of the requested action. Your request will then, except as otherwise specified herein, be effective as of the date You signed the form, subject to any action taken before we received it.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your beneficiary, or your beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which You or your beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that You update your beneficiary designations, including full names and complete addresses, if and as they change.

Rights of Beneficiary

The beneficiary has no rights in the Policy until the death of the Insured. If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

OTHER POLICY PROVISIONS

Addition, Deletion or Substitution of Investments

We may decide to add new Variable Sub-Accounts at any time. Also, shares of any or all of the Funds may not always be available for purchase by the Variable Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission, to the extent necessary. In addition, the investment policies of the Variable Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Variable Sub-Accounts or to transfer assets between Variable Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described in this paragraph, we will notify You and make any appropriate amendments to the Policy to reflect the substitution.

Entire Contract

Your entire contract with us consists solely of the Policy, including the attached copy of the Policy Application and any attached copies of supplemental applications and any riders and endorsements.

Alteration

Financial advisers do not have any authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Modification

Upon notice to You, we may modify the Policy if such a modification:

•	is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which we are or the Variable Account is subject;

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•	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

•	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

•	adds, deletes or otherwise changes Variable Sub-Account options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendments to the Policy to reflect such modification.

Assignments

During the lifetime of the Insured, You may assign all or some of your rights under the Policy. All assignments must be filed at our Service Office and must be in written form satisfactory to us. The assignment will then be effective as of the date You signed the form, subject to any action taken before we acknowledge receipt. We are not responsible for the validity or legal effect of any assignment.

Nonparticipating

The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Misstatement of Age or Sex (Non-Unisex Policy)

If the age or sex (in the case of a non-unisex Policy) of the Insured is stated incorrectly, the amounts payable by us will be adjusted as follows:

Misstatement discovered at death - The death benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (for a non-unisex Policy).

Misstatement discovered prior to death - Your Account Value will be recalculated from the Policy Date using the Monthly Cost of Insurance Rates based on the correct age or sex (for a non-unisex Policy).

Suicide

If the Insured, whether sane or insane, commits suicide within two years after the Policy’s Issue Date, we will not pay any part of the Policy Proceeds. We will refund the premiums paid, less the amount of any Policy Debt and any partial withdrawals. If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Specified Face Amount, then our liability as to that increase will be the cost of insurance for that increase.

Incontestability

All statements made in the application or in a supplemental application are representations and not warranties. We relied and will rely on those statements when approving the issuance, increase in face amount, increase in death benefit over premium paid, change in death benefit option or reinstatement of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the face amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of such increase. Any increase in death benefit over premium paid or increase in death benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase. Any reinstatement will be incontestable after the reinstated Policy has been in force during the lifetime of the Insured for two years from the effective date of the reinstatement.

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Report to Owner

We will send You a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any outstanding policy loans and accrued interest on such loans. There is no charge for this report. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico but certain residents of Puerto Rico may be subject to the Code’s income tax provisions. Thus, this summary will apply to their Policies. For those residents not subject to such Code provisions, (1) some references in this summary will not apply to their Policies and (2) due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax professional. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Variable Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

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However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

Notice 2016-63 provides special guidance concerning the “reasonable mortality charge” requirement contained in § 7702(c)(3)(B)(i) of the Internal Revenue Code by providing safe harbors regarding the use of the 1980 CSO, 2001 CSO, and 2017 CSO mortality tables. The Notice modifies and supersedes Notice 2006-95. These safe harbors are designed to assist taxpayers in complying with the requirements of § 7702(c)(3)(B)(i). In general, the Notice provides that a mortality charge with respect to a life insurance contract will satisfy the requirements of section 7702(c)(3)(B)(i) so long as (1) the mortality charge does not exceed 100 percent of the applicable mortality charge set forth in the 2017 CSO tables; (2) the mortality charge does not exceed the mortality charge specified in the contract at issuance; and (3) either (a) the contract is issued after December 31, 2019, or (b) the contract is issued before January 1, 2020, in a state that permits or requires the use of the 2017 CSO tables at the time the contract is issued. The Notice also provides that if the only change to an existing contract is a reduction or deletion of benefits provided under the contract, such a change will not affect the determination of the issue date of the contract for purposes of the reasonable mortality charge safe harbor. If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702. Before requesting a change, You should consult with a qualified tax professional on the potential impact of IRS Notice 2016-63.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, You should consult with a qualified tax professional on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the “owner control” rules because of the

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investment manager’s control over assets held under the Policy. However, the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy in certain limited circumstances. We do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.

IRS Notice 2016-32 provides guidance to taxpayers regarding the diversification requirements under section 817(h) of the Internal Revenue Code (Code) for a segregated asset account that invests in a money market fund (MMF) that is a government MMF. The Notice states that variable contracts should be able to offer government MMFs as an investment option and that Treasury and the IRS intend to amend Treas. Reg. section 1.817-5. In the meantime, taxpayers may rely on an alternative diversification requirement under Treas. Reg. section 1.817-5(e) that states that a segregated asset account is adequately diversified for purposes of section 817(h) if (1) no policyholder has investor control; and (2) either (a) the account itself is a government MMF under SEC Rule 2a–7(a)(14); or (b) the account invests all of its assets in an “investment company, partnership, or trust” as defined in Treas. Reg. section 1.817-5(f)(1) that satisfies the criteria of Treas. Reg. section 1.817-5(f)(2) and qualifies as a government MMF under SEC Rule 2a–7(a)(14).

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Variable Account. You bear the risk that You may be treated as the owner of Variable Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A material change may occur, for example, unless there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit payable in the first seven Policy Years. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, You should consult a qualified tax professional before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income. However, the tax treatment of loans from such a Policy after the tenth Policy Year is uncertain. You should consult a qualified tax professional regarding such loans.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below). Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the

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Policy. A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1⁄2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner’s Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract. If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two (2) years before it becomes a Modified Endowment Contract may be taxed retroactively as distributions from a Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest on a federal income tax return. You should consult a qualified tax professional regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s “Investment in the Policy” (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may apply also. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means:

•	the aggregate amount of any premiums or other consideration paid for a Policy, minus

•	the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus

•	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The Tax Cuts and Jobs Act of 2017 Tax §13,521 added a new provision that clarifies that no adjustment can be made to the basis of any annuity or life insurance contract for “mortality, expense, or other reasonable charges incurred.” This is effective for transactions entered into after Aug. 25, 2009.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy, unless the loan is treated as a distribution.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

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A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and qualified tax professionals regarding the applicability of these Code provisions to the proposed purchase.

A tax adviser should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a qualified tax professional. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax. Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

The Tax Cuts and Jobs Act of 2017 added significant new reporting requirements, under Code Section 6050Y, on the purchase of a life insurance contract or any interest in a life insurance contract in a “reportable policy sale.” A reportable policy sale is one in which the acquirer generally has no insurable interest in the life insured under the policy, e.g. a life settlement contract. The acquirer must file an information return and provide a written statement of the information to the persons identified in the return, including the seller. The issuer of the policy must take an information return and provide a written statement of that information to the persons identified in that return. Finally, every person who pays reportable death benefits must make an information return and provide a written statement of the information to persons identified in the return, effective for reportable policy sales after Dec. 31, 2017, and for reportable death benefits paid after Dec. 31, 2017. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6050Y.

We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

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Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters. We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Tax Shelter Regulations

Prospective Policy owners that are corporations should consult a qualified tax professional about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

For 2018, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $10,000,000 and 40%, respectively.

The potential application of these taxes and the uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income

Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a qualified tax professional about the impact of this new tax on distributions from the Policy.

Tax Cuts and Jobs Act of 2017

On December 22, 2017, the Tax Cuts and Jobs Act was enacted that included a broad range of tax reforms affecting businesses and individuals, including certain provisions related to policyowner reporting (effective after January 1, 2018). Please consult a qualified tax professional for more information.

Loan Lapse Protection Rider

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (for example, until retirement) and then periodically borrowing from the Policy, relying on the Loan Lapse Protection Rider

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to keep the Policy from lapsing. The aim of this strategy is to continue borrowing from the Policy until its cash value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a Modified Endowment Contract or becomes a Modified Endowment Contract after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, because it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Policy’s cash value that could result in the Policy being treated for tax purposes as having lapsed. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse is deemed to have occurred. Anyone considering purchasing the Policy with the Loan Lapse Protection Rider should, before purchasing the Policy, consult a qualified tax professional about the tax risks inherent in exercising the Loan Lapse Protection Rider.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax professional regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Policy.

DISTRIBUTION OF POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, MA 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliate, for the purposes of this section only, collectively, “the Company”) pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 105% of the first Target Premium. Target Premium varies based on the Insured’s Issue Age, sex and rating class. Commissions will not exceed 30% of the second Target Premium received and 7.5% of Target Premiums three through ten. Commissions will not exceed 3% on premiums received in excess of ten Target Premiums. Commissions will not exceed 2% on premiums received in Policy Years 11 and thereafter.

If an LTA Rider is attached to the Policy, commissions will not exceed more than 95% of the first Target Premium. Commissions will not exceed 10% of Target Premiums two through five, 5% of Target Premiums six through eight,

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1% of Target Premiums nine and ten, 3% of premiums received in excess of ten Target Premiums and 1% of premium received in Policy Years 11 and thereafter.

If an Enhanced Cash Surrender Value Rider is attached to the Policy, commissions will not exceed 20% of premiums received up to ten Target Premiums, 3% of premiums received in excess of ten Target Premiums and 2% of any premium received in Policy Years 11 and thereafter.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

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During 2015, 2016, and 2017, $160,861, $129,490, and $93,276, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Policies.

VOTING RIGHTS

We are the legal owner of all shares of the Funds held in the Sub-Accounts of the Variable Account, and as such have the right to vote upon matters that are required by the Investment Company Act of 1940 to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders’ meeting. We will, however, vote shares held in the Sub-Accounts of the Variable Account in accordance with instructions received from policyowners who have an interest in those respective Sub-Accounts. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will vote shares held in each Variable Sub-Account for which no timely instructions from policyowners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Variable Sub-Account for which instructions are received. Should the applicable federal securities laws change so as to permit us to vote shares held in the Variable Account in our own right, we may elect to do so.

The number of shares in each Variable Sub-Account for which a policyowner may give instructions is determined by dividing the portion of the Account Value derived from participation in that Variable Sub-Account, if any, by the value of one share of the corresponding Fund. We will determine the number as of a date we choose, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders’ meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise You of that action and our reasons for it in our next communication to policyowners.

OTHER INFORMATION

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policies.

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Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.

Business Disruption and Cyber Security Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure and cyber-attacks. We have established administrative and technical controls and cyber security plans, including a business continuity plan, to identify and protect our operations against cyber security breaches. Despite these controls, a cyber security breach could have a material, negative impact on the Company and the Variable Account, as well as on you and your Policy. Our operations also could be negatively affected by a cyber security breach impacting a third party, such as a governmental or regulatory authority, a service provider or another participant in the financial markets. Operational and information security risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website and other operational disruption, and unauthorized release of confidential customer information. Cyber security breaches may interfere with our processing of Policy transactions, including the processing of orders, impact our ability to calculate Unit Values, cause the release or possible destruction of your confidential information or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security breaches may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value and could subject you to identity theft and fraud. Although we continually make efforts to identify and reduce our exposure to cyber security risk, there can be no assurance that we will be able to successfully avoid this risk at all times.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement for further information concerning the Variable Account, Delaware Life Insurance Company, the mutual fund investment options and the Policy.

Financial Statements

Our Company financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

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APPENDIX A - GLOSSARY OF TERMS

Account Value: The sum of the amounts in each Variable Sub-Account and the Fixed Account with respect to a Policy. Account Value does not include Policy Debt. Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value. It is reflected in the amounts received upon surrender or payment of Policy Proceeds. It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary: The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Attained Age: The Insured’s Issue Age plus the number of completed Policy Years.

Business Day: Any day that we are open for business.

Cash Value: Account Value less any surrender charges.

Cash Surrender Value: The Cash Value decreased by the balance of any outstanding Policy Debt.

Class: The risk and underwriting classification of the Insured.

Due Proof: Such evidence as we may reasonably require in order to establish that a benefit is due and payable. Generally, evidence will consist of the Insured’s death certificate.

Fixed Account: The portion of the Account Value funded by assets invested in our general account.

Flat Extra: An additional charge imposed if the Insured is a substandard risk. It is a flat dollar charge per $1000 of Total Net Amount at Risk.

Fund: A mutual fund portfolio in which a Variable Sub-Account invests.

Good Order: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

Initial Premium: The amount necessary to put the coverage in force. Generally, this is two Minimum Monthly Premiums. The Initial Premium is shown in the Policy.

Insured: The person on whose life a Policy is issued.

Investment Start Date: The date the first premium is applied, which will be the later of the Issue Date, the Policy Date or the Valuation Date we receive a premium equal to or in excess of the specified Initial Premium.

Issue Age: The Insured’s age as of the Insured’s birthday nearest the Policy Date.

Issue Date: The date we produce a Policy from our system as specified in the Policy.

Minimum Monthly Premium: The Initial Premium is two Minimum Monthly Premiums. The Minimum Monthly Premium is determined by the Specified Face Amount, death benefit option election, optional rider election and risk and underwriting classification of the Insured.

Monthly Anniversary Day: The same day in each succeeding month as the day of the month corresponding to the Policy Date.

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Monthly Cost of Insurance: A deduction made on a monthly basis for the Specified Face Amount provided by the Policy and for the Waiver of Monthly Deductions rider, Payment of Stipulated Amount rider, Supplemental Insurance rider and Enhanced Cash Surrender Benefit rider.

Monthly Expense Charge: A per Policy deduction made on a monthly basis for administration and other expenses.

Mortality and Expense Risk Charge: The annual rate deducted monthly from the Account Value for the mortality and expense risk we assume by issuing the Policy.

No-Lapse Guarantee Period: The term when the Policy will not terminate if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums from the Policy Date to the Valuation Date. The No-Lapse Guarantee Period is based on the Insured’s age. It may vary in length by state but may not exceed 20 years.

Policy: The form issued by Delaware Life Insurance Company and is a contract between the policyowner and the Company.

Policy Application: The application for a Policy, a copy of which is attached to and incorporated in the Policy.

Policy Date: The date shown in the Policy Specifications from which the Insured’s Issue Age is established and from which Monthly Deductions reduce the Account Value.

Policy Debt: The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.

Policy Month: A Policy Month is a one-month period commencing on the Policy Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Net Amount at Risk: The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider.

Policy Proceeds: The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt and any unpaid charges and deductions, and increased by the amounts payable under any supplemental benefits.

Policy Year: A Policy Year is a one-year period commencing on the Policy Date or any Anniversary and ending on the next Anniversary.

Premium Expense Charge: A percentage charge deducted from each premium payment.

Processing Date: The first Valuation Date on or next following a Monthly Anniversary Day.

Rider Net Amount at Risk: The Rider Net Amount at Risk is based on the insurance coverage provided by the Supplemental Insurance Rider.

Service Office: Delaware Life Insurance Company, P.O. Box 758581, Topeka, Kansas 66675-8581 or such other address as we may hereafter specify to You by written notice.

Specified Face Amount: The amount of life insurance coverage You request as specified in the Policy.

Sub-Accounts: Sub-accounts into which the assets of the Variable Account are divided, and the Fixed Account.

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Target Premium: An amount of premium specified as such in the Policy, used to determine the amount of commissions paid by the Company to the Selling Broker-Dealer.

Total Net Amount at Risk: The Policy Net Amount at Risk plus the Rider Net Amount at Risk.

Unit: A unit of measurement that we use to calculate the value of each Variable Sub-Account.

Unit Value: The value of each Unit of assets in a Variable Sub-Account.

Valuation Date: Any day that the New York Stock Exchange is open for business. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on a Valuation Date.

Valuation Period: The period of time from one Valuation Date to the next Valuation Date.

Variable Account: Delaware Life Variable Account I.

Variable Sub-Accounts: Sub-accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You.

You: The owner of the Policy.

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APPENDIX B - TABLE OF DEATH BENEFIT PERCENTAGES

Age	Applicable Percentage	Age	Applicable Percentage
20	250%	60	130%
21	250%	61	128%
22	250%	62	126%
23	250%	63	124%
24	250%	64	122%
25	250%	65	120%
26	250%	66	119%
27	250%	67	118%
28	250%	68	117%
29	250%	69	116%
30	250%	70	115%
31	250%	71	113%
32	250%	72	111%
33	250%	73	109%
34	250%	74	107%
35	250%	75	105%
36	250%	76	105%
37	250%	77	105%
38	250%	78	105%
39	250%	79	105%
40	250%	80	105%
41	243%	81	105%
42	236%	82	105%
43	229%	83	105%
44	222%	84	105%
45	215%	85	105%
46	209%	86	105%
47	203%	87	105%
48	197%	88	105%
49	191%	89	105%
50	185%	90	105%
51	178%	91	104%
52	171%	92	103%
53	164%	93	102%
54	157%	94	101%
55	150%	95+	100%
56	146%
57	142%
58	138%
59	134%

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APPENDIX C - PRIVACY POLICY

Introduction

At Delaware Life, protecting your privacy is important to us. Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Delaware Life

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products. When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you. As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

•	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Delaware Life

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts. Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Delaware Life to help us develop innovative financial products and services. Delaware Life provides a wide variety of financial products and services including individual life insurance, and individual fixed and variable annuities.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf. Delaware Life is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information. These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Delaware Life is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Companies that share your information with third parties for marketing purposes must offer their customers an opt-out program. Because we do not share your information with third parties for such purposes or for any reason not allowed by law, an opt-out program is not needed nor required.

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Our Treatment of Information about Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us. If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts. Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

Questions

If you have questions about our privacy practices and policy please contact the Privacy Officer at Privacy@delawarelife.com.

All concerns will be handled discreetly and confidentially.

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The SAI includes additional information about Delaware Life Variable Account I and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request, at no charge. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-877-253-2323.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC’s website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549.

Securities Act of 1933 File No. 333-143354

Investment Company Act. File No. 811-09137

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PART B

STATEMENT OF ADDITIONAL INFORMATION

PRIME

VARIABLE UNIVERSAL LIFE POLICY

DELAWARE LIFE INSURANCE COMPANY

DELAWARE LIFE VARIABLE ACCOUNT I

June 26, 2018

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Prime Variable Universal Life Insurance prospectus, dated June 26, 2018. The prospectus is available, at no charge, by writing Delaware Life Insurance Company (“the Company”) at P.O. Box 758581, Topeka, Kansas 66675-8581 or calling 1-877-253-2323.

THE COMPANY AND THE VARIABLE ACCOUNT

Delaware Life Insurance Company is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. The Company changed its name from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company on July 21, 2014.

The corporate parent of Delaware Life Insurance Company is Group One Thousand One, LLC. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: Group One Thousand One, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, and DLICM, LLC. The nature of the business of Mr. Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

Delaware Life Variable Account I was established in accordance with Delaware law on December 1, 1998 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust.

ADMINISTRATION OF THE POLICY

In 2015, we engaged se2, llc (“se2”), a leading third-party provider of policy administration services for many other life insurance companies, located at 5801 SW 6th Avenue, Topeka, KS 66636, to administer the Policies. Administrative functions performed by se2 include maintaining the books and records of the Variable Account and the Sub-Accounts, processing Applications, maintaining Policy records and other information necessary to the administration and operation of the Policy, processing Premium Payments, transfers, loans and withdrawals, issuing Policies, administering payments, providing confirmations, and providing customer service. The compensation paid to se2 is based on the number of Policies to which they provide these administrative services.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Variable Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account will be fully funded at all times for purposes of Federal securities laws.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company as of December 31, 2017 and 2016 and for each of the three years ended December 31, 2017 (the report on which expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent auditor, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Delaware Life Variable Account I as of December 31, 2017 and for each of the periods presented, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road,

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Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 105% of the first Target Premium. Target Premium varies based on the Insured’s age, sex and rating class. Commissions will not exceed 30% of the second Target Premium received and 7.5% of Target Premiums three through ten. Commissions will not exceed 3% on premiums received in excess of ten Target Premiums. Commissions will not exceed 2% on any premiums received in Policy Years 11 and thereafter.

If an LTA Rider is attached to the Policy, commissions will not exceed more than 95% of the first Target Premium. Commissions will not exceed 10% of Target Premiums two through five, 5% of Target Premiums six through eight, 1% of Target Premiums nine and ten, 3% of premiums received in excess of ten Target Premiums and 1% of premium received in Policy Years 11 and thereafter.

If an Enhanced Cash Surrender Value Rider is attached to the Policy, commissions will not exceed 20% of premiums received up to ten target premiums, 3% of premiums received in excess of ten target premiums and 2% of any premium received in Policy Years 11 and thereafter.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example,

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reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2015, 2016, and 2017, were approximately $800,010, $703,209, and $570,352, respectively.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting and simplified underwriting basis. We may require medical examinations and further information before the proposed application is approved. Simplified underwriting is available to certain groups of insureds, with all Insureds meeting certain other underwriting requirements. We must pre-approve any simplified underwriting arrangements. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. A Policy cannot be issued until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

The rates for the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The rates for the Policy if the Long Term Accumulation Rider is attached will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Aggregate Mortality Tables.

Premium Expense Charge. We will deduct a charge from each premium payment upon receipt. Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state. The remainder of the Premium Expense Charge is a sales load used for agent compensation and other at issue costs. If the Long Term Accumulation Rider is not attached to the Policy, the current Premium Expense Charge is 6.50% in all Policy Years and will not exceed 8.25%. If the Long Term Accumulation Rider is attached to the Policy, the Premium Expense Charge is currently 15.00% in all Policy Years and is guaranteed not to exceed 15.00% in any Policy Year.

Increase in Face Amount. After the first policy anniversary, you may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured’s insurability. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured’s Attained Age is greater than 80 on the effective date of the increase.

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If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge and monthly expense charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. The cost of insurance charges and monthly expense charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company are included in this Statement of Additional Information. The statutory-basis financial statements of Delaware Life Insurance Company will be provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

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Delaware Life

Variable Account I

Financial Statements as of and for the Year Ended December 31, 2017 and

Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2017

Page(s)
Report of Independent Registered Public Accounting Firm	1-3

Financial Statements

Statements of Assets and Liabilities	4-8

Statements of Operations	9-43

Statements of Changes in Net Assets	44-96

Notes to the Financial Statements	97-127

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Holders of Delaware Life Variable Account I:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts constituting Delaware Life Variable Account I (hereafter collectively referred to as the “Accounts”) indicated in the table below as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, and the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Accounts as of December 31, 2017, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Sub Accounts of Delaware Life Variable Account I

AB VPS Balanced Wealth Strategy Portfolio (Class B) (1)	Invesco V.I. Growth and Income Fund Series I (1)
AB VPS Global Thematic Growth Portfolio (Class B) (1)	Invesco V.I. International Growth Fund I (1)
AB VPS Growth and Income Portfolio (Class B) (1)	Invesco V.I. Mid Cap Growth Fund Series I (1)
AB VPS International Value Portfolio (Class B) (1)	Invesco V.I. Small Cap Equity Fund I (1)
Alger Growth & Income Portfolio I-2 (1)	M Capital Appreciation Fund (1)
Alger Mid Cap Growth Portfolio I-2 (1)	M International Equity Fund (1)
Alger Small Cap Growth Portfolio I-2 (1)	M Large Cap Growth Value Fund (1)
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 (1)	M Large Cap Value Fund (1)
American Funds Insurance Series Bond Fund Class 2 (1)	MFS U.S. Government Money Market Portfolio Initial Class (1)
American Funds Insurance Series Global Growth Fund Class 2 (1)	MFS VIT Total Return Series Initial Class (1)
American Funds Insurance Series Global Growth Income Fund Class 2 (1)	MFS VIT Total Return Series Service Class (1)
American Funds Insurance Series Global Small Capitalization Fund Class 2 (1)	MFS VIT I Growth Series Initial Class (1)
American Funds Insurance Series Growth Fund Class 2 (1)	MFS VIT I Mid Cap Growth Series Initial Class (1)
American Funds Insurance Series Growth Income Fund Class 2 (1)	MFS VIT I New Discovery Series Initial Class (1)
American Funds Insurance Series High Income Bond Fund Class 2 (1)	MFS VIT I Total Return Bond Series Initial Class (1)
American Funds Insurance Series International Fund Class 2 (1)	MFS VIT I Research Series Initial Class (1)
BlackRock Global Allocation V.I. Fund (Class III) (1)	MFS VIT I Utilities Series Initial Class (1)
Columbia Variable Portfoilo - Large Cap Growth Fund - Class 2 (2)	MFS VIT I Utilities Series Service Class (1)
Delaware VIP Smid Cap Core Series Standard Class (1)	MFS VIT I Value Series Initial Class (1)
Deutsche Small Cap Index VIP Class B (1)	MFS VIT I Value Series Service Class (1)
Deutsche Small Mid Value VIP Class A (1)	MFS VIT II Blended Research Core Equity Portfolio I Class (1)
Dreyfus IP MidCap Stock Portfolio (Initial Shares) (1)	MFS VIT II Corporate Bond Portfolio S Class (1)
Fidelity VIP Balanced Portfolio (Service Class 2) (1)	MFS VIT II Emerging Markets Equity Portfolio S Class (1)
Fidelity VIP Contrafund Portfolio (Service Class 2) (1)	MFS VIT II Global Tactical Allocation Portfolio S Class (1)
Fidelity VIP Contrafund Portfolio (Service Class) (1)	MFS VIT II Government Securities Portfolio I Class (1)

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210 T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

Fidelity VIP Freedom 2020 Portfolio (Service Class 2) (1)	MFS VIT II Government Securities Portfolio S Class (1)
Fidelity VIP Freedom 2030 Portfolio (Service Class 2) (1)	MFS VIT II High Yield Portfolio I Class (1)
Fidelity VIP Growth Portfolio (Service Class) (1)	MFS VIT II International Growth Portfolio I Class (1)
Fidelity VIP Index 500 Portfolio (Service Class 2) (1)	MFS VIT II International Growth Portfolio S Class (1)
Fidelity VIP Index 500 Portfolio (Service Class) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class (1)
Fidelity VIP Mid Cap Portfolio (Service Class 2) (1)	MFS VIT II Research International Portfolio S Class (1)
Fidelity VIP Government Money Market Portfolio (Service Class) (1)	MFS VIT III Blended Research Small Cap Portfolio Initial Class (1)
Fidelity VIP Overseas Portfolio (Service Class) (1)	MFS VIT III Conservative Allocation Portfolio Initial Class (1)
First Eagle Overseas Variable Fund (1)	MFS VIT III Global Real Estate Portfolio Initial Class (1)
Franklin Templeton Foreign VIP Fund Class 2 (1)	MFS VIT III Growth Allocation Portfolio Initial Class (1)
Franklin Templeton Founding Funds Allocation VIP Fund Class 2 (1)	MFS VIT III Inflation Adjusted Bond Portfolio Initial Class (1)
Franklin Templeton Growth VIP Fund Class 2 (1)	MFS VIT III Limited Maturity Portfolio Initial Class (1)
Franklin Templeton Income VIP Fund Class 2 (1)	MFS VIT III Mid Cap Value Portfolio Initial Class (1)
Franklin Templeton Mutual Shares VIP Fund Class 2 (1)	MFS VIT III Moderate Allocation Portfolio Initial Class (1)
Franklin Templeton Small Cap Value VIP Fund Class 2 (1)	MFS VIT III New Discovery Value Portfolio Initial Class (1)
Franklin Templeton Strategic Income VIP Fund Class 2 (1)	Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio Class II (1)
Franklin Templeton U.S. Government Securities VIP Fund Class 2 (1)	Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) (1)
Goldman Sachs VIT Large Cap Value Fund I Class (1)	Oppenheimer Capital Appreciation Fund/VA (Service Shares) (1)
Goldman Sachs VIT Mid Cap Value Fund I (1)	Oppenheimer Global Fund/VA (Service Shares) (1)
Goldman Sachs VIT Small Cap Equity Insights Fund I Class (1)	Oppenheimer Main Street Fund/VA (Service Shares) (1)
Goldman Sachs VIT Strategic International Fund (I Shares) (1)	PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class (1)
Goldman Sachs VIT U.S Equity Insights Fund I Class (1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class (1)
Invesco V.I. American Franchise Fund Series I (1)	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Administrative Class (1)
Invesco V.I. American Value Fund Series II (1)	PIMCO VIT Real Return Portfolio Admin Class (1)
Invesco V.I. Comstock Fund Series II (1)	PIMCO VIT Total Return Portfolio Admin Class (1)
Invesco V.I. Core Equity Fund I (1)	T. Rowe Price Blue Chip Growth Portfolio (1)
Invesco V.I. Equity and Income Fund Series II (1)	Wanger USA (1)

(1)	Statement of assets and liabilities as of December 31, 2017, statement of operations for the year ended December 31, 2017, and statement of changes in net assets for the years ended December 31, 2017 and 2016.
(2)	Statement of assets and liabilities as of December 31, 2017, statement of operations for the year ended December 31, 2017, and statement of changes in net assets for the years ended December 31, 2017 and 2016. The 2016 activities in this Sub-Account are for the period of April 29, 2016 to December 31, 2016.

Basis for Opinions

These financial statements are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on the Accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, MA

June 25, 2018

We have served as the auditor of one or more Accounts in Delaware Life Variable Account I since 2013.

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DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

		Assets			Liabilities
			Investments at		Payable to
	Shares	Cost	fair value	Total assets	Sponsor	Net Assets
AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1)	6,869	$76,531	$80,570	$80,570	$—	$80,570
AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70)	2,678	49,845	78,326	78,326	—	78,326
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	140,976	3,225,258	4,635,279	4,635,279	—	4,635,279
AB VPS International Value Portfolio (Class B) Sub-Account (A98)	12,157	169,280	196,331	196,331	—	196,331
Alger Growth & Income Portfolio I-2 Sub-Account (A55)	5,738	62,310	120,614	120,614	—	120,614
Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54)	37,490	639,442	937,260	937,260	—	937,260
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51)	996	22,193	24,049	24,049	—	24,049
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account (308)	92,316	1,183,908	1,366,271	1,366,271	—	1,366,271
American Funds Insurance Series Bond Fund Class 2 Sub-Account (301)	27,048	295,511	289,144	289,144	—	289,144
American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304)	18,179	461,534	549,727	549,727	—	549,727
American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account (309)	26,598	333,509	419,716	419,716	—	419,716
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306)	22,019	478,263	544,307	544,307	—	544,307
American Funds Insurance Series Growth Fund Class 2 Sub-Account (303)	15,432	1,042,371	1,193,661	1,193,661	—	1,193,661
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	13,540	595,853	673,086	673,086	—	673,086
American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account (305)	22,242	222,458	223,086	223,086	—	223,086
American Funds Insurance Series International Fund Class 2 Sub-Account (300)	176,603	3,602,785	3,819,934	3,819,934	—	3,819,934
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18)	148,202	2,085,432	2,199,314	2,199,314	—	2,199,314
Columbia Variable Portfoilo - Large Cap Growth Fund - Class 2 Sub-Account (C60)	45,678	567,992	750,942	750,942	—	750,942
Columbia Variable Portfolio - Large Cap Growth Fund II Class 2	0	—	—	—	—	—
Delaware VIP Smid Cap Core Series Standard Class Sub-Account (D37) ¹	43,117	1,267,678	1,335,775	1,335,775	—	1,335,775
Deutsche Small Cap Index VIP Class B Sub-Account (D55)	272,367	3,964,332	4,978,871	4,978,871	—	4,978,871
Deutsche Small Mid Value VIP Class A Sub-Account (S61)	182,476	2,725,510	3,262,670	3,262,670	—	3,262,670
Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account (D18)	188,829	3,248,365	4,259,972	4,259,972	—	4,259,972
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7)	33,682	557,318	617,389	617,389	—	617,389
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	49,825	1,632,486	1,845,993	1,845,993	—	1,845,993
Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (F29)	232,148	6,106,634	8,768,239	8,768,239	—	8,768,239
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F15)	29,645	367,230	413,245	413,245	—	413,245
Fidelity VIP Freedom 2030 Portfolio (Service Class 2) Sub-Account (F14)	4,113	46,018	60,047	60,047	—	60,047
Fidelity VIP Growth Portfolio (Service Class) Sub-Account (F21)	40,991	1,839,965	3,023,521	3,023,521	—	3,023,521
Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (F26)	64,441	11,879,119	17,256,166	17,256,166	—	17,256,166
Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FM7)	67,649	13,074,451	18,280,858	18,280,858	—	18,280,858
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41)	58,130	1,854,082	2,196,752	2,196,752	—	2,196,752
Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8)	3,601,663	3,601,663	3,601,663	3,601,663	—	3,601,663
Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (F23)	276,368	4,716,218	6,292,906	6,292,906	—	6,292,906
First Eagle Overseas Variable Fund Sub-Account (FE3)	95,039	2,545,633	2,633,524	2,633,524	—	2,633,524
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	358,106	5,273,217	5,539,898	5,539,898	—	5,539,898
Franklin Templeton Founding Funds Allocation VIP Fund Class 2 Sub-Account (FE6)	21,681	149,289	160,221	160,221	—	160,221
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	113,256	1,377,438	1,808,702	1,808,702	—	1,808,702
Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59)	33,683	525,038	544,650	544,650	—	544,650
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	57,649	1,099,255	1,173,729	1,173,729	—	1,173,729
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53)	74,752	1,394,904	1,480,090	1,480,090	—	1,480,090
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28)	87,738	981,995	947,567	947,567	—	947,567
Franklin Templeton U.S. Government Securities VIP Fund Class 2 Sub-Account (T29)	2	26	24	24	—	24
Goldman Sachs VIT Large Cap Value Fund I Class Sub-Account (G30)	27,492	273,770	249,076	249,076	—	249,076
Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (G32)	21,108	347,702	357,141	357,141	—	357,141
Goldman Sachs VIT Small Cap Equity Insights Fund I Class Sub-Account (521)	18,471	230,605	252,318	252,318	—	252,318
Goldman Sachs VIT Strategic International Fund (I Shares) Sub-Account (G33)	31,484	270,797	342,549	342,549	—	342,549
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31)	251,638	3,511,411	4,884,290	4,884,290	—	4,884,290
Invesco V.I. American Franchise Fund Series I Sub-Account (V15)	16,284	773,810	1,025,383	1,025,383	—	1,025,383
Invesco V.I. American Value Fund Series II Sub-Account (V35)	14,105	234,643	256,715	256,715	—	256,715

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

		Assets			Liabilities
			Investments at		Payable to
	Shares	Cost	fair value	Total assets	Sponsor	Net Assets
Invesco V.I. Comstock Fund Series II Sub-Account (V13)	17,743	$284,248	$364,442	$364,442	$—	$364,442
Invesco V.I. Core Equity Fund I Sub-Account (A39)	28,653	922,234	1,052,110	1,052,110	—	1,052,110
Invesco V.I. Equity and Income Fund Series II Sub-Account (V11)	34,092	613,519	646,054	646,054	—	646,054
Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1)	87,321	1,899,014	1,982,178	1,982,178	—	1,982,178
Invesco V.I. International Growth Fund I Sub-Account (A21)	232,876	7,594,049	9,289,424	9,289,424	—	9,289,424
Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (I84)	41,521	234,109	233,350	233,350	—	233,350
Invesco V.I. Small Cap Equity Fund I Sub-Account (I76)	10,091	174,186	202,013	202,013	—	202,013
M Capital Appreciation Fund Sub-Account (MB0)	23,545	699,724	735,534	735,534	—	735,534
M International Equity Fund Sub-Account (MB1)	78,739	990,334	1,069,281	1,069,281	—	1,069,281
M Large Cap Growth Value Fund Sub-Account (MB5)	45,261	1,021,347	1,222,509	1,222,509	—	1,222,509
M Large Cap Value Fund Sub-Account (MA9)	35,969	480,183	501,055	501,055	—	501,055
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	3,142,887	3,142,887	3,142,887	3,142,887	—	3,142,887
MFS VIT Total Return Series Initial Class Sub-Account (M07)	136,265	3,076,750	3,365,739	3,365,739	—	3,365,739
MFS VIT Total Return Series Service Class Sub-Account (M35)	11,019	247,744	267,535	267,535	—	267,535
MFS VIT I Growth Series Initial Class Sub-Account (M31)	73,632	3,018,516	3,600,597	3,600,597	—	3,600,597
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	702,181	5,458,850	6,677,738	6,677,738	—	6,677,738
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	205,533	3,631,657	4,131,211	4,131,211	—	4,131,211
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	528,469	7,037,390	6,986,352	6,986,352	—	6,986,352
MFS VIT I Research Series Initial Class Sub-Account (M33)	173,036	4,232,482	5,104,560	5,104,560	—	5,104,560
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	69,318	2,266,455	2,044,893	2,044,893	—	2,044,893
MFS VIT I Utilities Series Service Class Sub-Account (M40)	8,194	239,446	237,470	237,470	—	237,470
MFS VIT I Value Series Initial Class Sub-Account (M83)	364,782	6,908,326	7,631,247	7,631,247	—	7,631,247
MFS VIT I Value Series Service Class Sub-Account (M08)	113,515	2,144,873	2,332,728	2,332,728	—	2,332,728
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	39,088	1,798,866	2,119,720	2,119,720	—	2,119,720
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	119,688	1,368,505	1,375,213	1,375,213	—	1,375,213
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1)	223,605	2,878,118	3,787,872	3,787,872	—	3,787,872
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (M92)	15,473	233,299	245,098	245,098	—	245,098
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	244,838	3,153,696	3,033,544	3,033,544	—	3,033,544
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2)	33,169	424,868	408,318	408,318	—	408,318
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	960,931	5,684,868	5,544,571	5,544,571	—	5,544,571
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	79,123	1,014,484	1,226,406	1,226,406	—	1,226,406
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	38,023	480,322	584,410	584,410	—	584,410
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6)	94,810	1,518,840	1,763,472	1,763,472	—	1,763,472
MFS VIT II Research International Portfolio S Class Sub-Account (ME3)	49,460	780,286	832,899	832,899	—	832,899
MFS VIT III Blended Research Small Cap Portfolio Initial Class Sub-Account (MB8)	381,580	5,024,560	5,139,883	5,139,883	—	5,139,883
MFS VIT III Conservative Allocation Portfolio Initial Class Sub-Account (MF4)	201,413	2,313,979	2,338,411	2,338,411	—	2,338,411
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	334,369	4,200,534	4,771,446	4,771,446	—	4,771,446
MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account (MF8)	277,458	3,208,132	3,387,759	3,387,759	—	3,387,759
MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account (MG0)	95,845	1,012,345	1,036,085	1,036,085	—	1,036,085
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	520,537	5,327,865	5,299,061	5,299,061	—	5,299,061
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	707,275	6,073,953	6,372,548	6,372,548	—	6,372,548
MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account (MG5)	434,214	5,517,109	5,788,069	5,788,069	—	5,788,069
MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account (ME0)	97,483	959,999	1,084,991	1,084,991	—	1,084,991
Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio Class II Sub-Account (V43) ¹	34,229	345,630	405,608	405,608	—	405,608
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account (O01)	17,589	906,287	979,705	979,705	—	979,705
Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account (O19)	1,960	96,489	107,561	107,561	—	107,561
Oppenheimer Global Fund/VA (Service Shares) Sub-Account (O20)	1,759	61,180	82,487	82,487	—	82,487
Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account (O21)	4,896	123,202	156,240	156,240	—	156,240
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	50,078	461,299	358,560	358,560	—	358,560
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	328,229	4,322,854	4,312,934	4,312,934	—	4,312,934
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Administrative Class Sub-Account (PK9)	5,382	62,509	69,045	69,045	—	69,045
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	140,795	1,822,939	1,748,671	1,748,671	—	1,748,671
PIMCO VIT Total Return Portfolio Admin Class Sub-Account	754,473	8,438,740	8,253,935	8,253,935	—	8,253,935
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (307)	210,847	3,810,536	6,582,648	6,582,648	—	6,582,648
Wanger USA Sub-Account (W42)	14,164	404,272	378,750	378,750	—	378,750

[1]	This Sub-Account had a name change in 2017. Refer to Note 1 in the Variable Account’s Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

	Units	Net Assets
AL1	3,853	$80,570
A70	5,849	78,326
A71	178,080	4,635,279
A98	23,396	196,331
A55	5,428	120,614
A54	30,722	937,260
A51	895	24,049
308	47,075	1,366,271
301	20,092	289,144
304	18,660	549,727
309	15,751	419,716
306	21,658	544,307
303	35,921	1,193,661
302	22,625	673,086
305	11,021	223,086
300	177,807	3,819,934
B18	117,566	2,199,314
C60	55,681	750,942
D37	28,070	1,335,775
D55	113,747	4,978,871
S61	91,687	3,262,670
D18	121,771	4,259,972
FD7	23,776	617,389
F24	95,285	1,845,993
F29	229,514	8,768,239
F15	25,770	413,245
F14	3,602	60,047
F21	123,582	3,023,521
F26	805,783	17,256,166
FM7	664,334	18,280,858
F41	106,899	2,196,752
FM8	287,716	3,601,663
F23	298,222	6,292,906
FE3	157,414	2,633,524
T20	182,395	5,539,898

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

	Units	Net Assets
FE6	7,330	$160,221
F56	58,665	1,808,702
F59	32,264	544,650
F54	73,594	1,173,729
F53	66,161	1,480,090
T28	58,285	947,567
T29	2	24
G30	10,817	249,076
G32	10,943	357,141
521	6,608	252,318
G33	23,286	342,549
G31	183,266	4,884,290
V15	50,726	1,025,383
V35	9,560	256,715
V13	17,924	364,442
A39	55,587	1,052,110
V11	27,279	646,054
IB1	61,999	1,982,178
A21	438,736	9,289,424
I84	12,778	233,350
I76	10,041	202,013
MB0	28,711	735,534
MB1	101,561	1,069,281
MB5	52,687	1,222,509
MA9	27,025	501,055
MD8	314,408	3,142,887
M07	237,164	3,365,739
M35	18,947	267,535
M31	162,756	3,600,597
MF1	308,479	6,677,738
M05	219,714	4,131,211
M06	613,776	6,986,352
M33	250,922	5,104,560
M44	181,693	2,044,893

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

	Units	Net Asset
M40	21,563	$237,470
M83	373,258	7,631,247
M08	163,716	2,332,728
MB6	77,504	2,119,720
MA0	78,774	1,375,213
MA1	380,387	3,787,872
M92	17,102	245,098
M96	157,482	3,033,544
MD2	31,554	408,318
MA6	258,638	5,544,571
M97	53,831	1,226,406
MD5	26,242	584,410
MD6	76,471	1,763,472
ME3	72,407	832,899
MB8	174,423	5,139,883
MF4	127,032	2,338,411
MF6	163,902	4,771,446
MF8	134,214	3,387,759
MG0	73,952	1,036,085
MF2	443,475	5,299,061
MG3	270,272	6,372,548
MG5	262,974	5,788,069
ME0	37,263	1,084,991
V43	13,631	405,608
O01	35,850	979,705
O19	6,072	107,561
O20	4,391	82,487
O21	7,902	156,240
P10	58,518	358,560
PK8	161,632	4,312,934
PK9	5,503	69,045
P06	90,357	1,748,671
P07	397,682	8,253,935
307	161,519	6,582,648
W42	16,740	378,750

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

	AL1	A70	A71
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,405	$198	$53,324

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	1,405	198	53,324

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	439	1,401	226,118
Realized gain distributions	639	—	369,396
Net realized gains (losses)	1,078	1,401	595,514

Net change in unrealized appreciation (depreciation)	8,458	18,954	92,960

Net realized and change in unrealized gains (losses)	9,536	20,355	688,474

Net increase (decrease) in net assets from operations	$10,941	$20,553	$741,798

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	A98	A55	A54
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,620	$1,668	$—

Expenses:
Mortality and expense risk charges	—	(48)	—

Net investment income (loss)	3,620	1,620	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,691	1,938	112,750
Realized gain distributions	—	—	20,716
Net realized gains (losses)	1,691	1,938	133,466

Net change in unrealized appreciation (depreciation)	33,727	17,263	105,009

Net realized and change in unrealized gains (losses)	35,418	19,201	238,475

Net increase (decrease) in net assets from operations	$39,038	$20,821	$238,475

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	A51	308	301
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$25,832	$5,530

Expenses:
Mortality and expense risk charges	(24)	—	—

Net investment income (loss)	(24)	25,832	5,530

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	43,040	66,560	(9,836)
Realized gain distributions	—	50,231	4,110
Net realized gains (losses)	43,040	116,791	(5,726)

Net change in unrealized appreciation (depreciation)	5,976	67,346	17,187

Net realized and change in unrealized gains (losses)	49,016	184,137	11,461

Net increase (decrease) in net assets from operations	$48,992	$209,969	$16,991

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	304	309	306
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,472	$8,321	$2,298

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	3,472	8,321	2,298

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	8,012	12,354	25,178
Realized gain distributions	18,533	6,637	—
Net realized gains (losses)	26,545	18,991	25,178

Net change in unrealized appreciation (depreciation)	131,487	61,936	94,788

Net realized and change in unrealized gains (losses)	158,032	80,927	119,966

Net increase (decrease) in net assets from operations	$161,504	$89,248	$122,264

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	303	302	305
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$5,690	$8,769	$14,783

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	5,690	8,769	14,783

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(13,445)	3,191	3,077
Realized gain distributions	113,179	39,105	—
Net realized gains (losses)	99,734	42,296	3,077

Net change in unrealized appreciation (depreciation)	179,598	76,720	(743)

Net realized and change in unrealized gains (losses)	279,332	119,016	2,334

Net increase (decrease) in net assets from operations	$285,022	$127,785	$17,117

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	300	B18	C60
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$43,248	$27,756	$—

Expenses:
Mortality and expense risk charges	—	(101)	—

Net investment income (loss)	43,248	27,655	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	27,485	(70,140)	13,455
Realized gain distributions	36,151	25,256	—
Net realized gains (losses)	63,636	(44,884)	13,455

Net change in unrealized appreciation (depreciation)	746,600	313,158	155,005

Net realized and change in unrealized gains (losses)	810,236	268,274	168,460

Net increase (decrease) in net assets from operations	$853,484	$295,929	$168,460

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	D37	D55	S61
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,968	$35,524	$23,071

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	2,968	35,524	23,071

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,582	387,516	104,709
Realized gain distributions	63,981	188,589	68,523
Net realized gains (losses)	67,563	576,105	173,232

Net change in unrealized appreciation (depreciation)	106,921	24,284	120,961

Net realized and change in unrealized gains (losses)	174,484	600,389	294,193

Net increase (decrease) in net assets from operations	$177,452	$635,913	$317,264

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	D18	FD7	F24
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$43,557	$7,423	$14,066

Expenses:
Mortality and expense risk charges	(390)	(288)	—

Net investment income (loss)	43,167	7,135	14,066

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	368,424	11,806	19,467
Realized gain distributions	64,350	14,411	100,677
Net realized gains (losses)	432,774	26,217	120,144

Net change in unrealized appreciation (depreciation)	118,097	45,866	217,277

Net realized and change in unrealized gains (losses)	550,871	72,083	337,421

Net increase (decrease) in net assets from operations	$594,038	$79,218	$351,487

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	F29	F15	F14
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$74,796	$5,061	$653

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	74,796	5,061	653

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	164,638	4,486	5,820
Realized gain distributions	436,696	10,139	3,616
Net realized gains (losses)	601,334	14,625	9,436

Net change in unrealized appreciation (depreciation)	935,399	35,314	3,390

Net realized and change in unrealized gains (losses)	1,536,733	49,939	12,826

Net increase (decrease) in net assets from operations	$1,611,529	$55,000	$13,479

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	F21	F26	FM7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,500	$252,212	$311,396

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	3,500	252,212	311,396

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	181,036	499,001	4,170,903
Realized gain distributions	200,290	47,510	72,587
Net realized gains (losses)	381,326	546,511	4,243,490

Net change in unrealized appreciation (depreciation)	439,050	2,154,348	(725,596)

Net realized and change in unrealized gains (losses)	820,376	2,700,859	3,517,894

Net increase (decrease) in net assets from operations	$823,876	$2,953,071	$3,829,290

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	F41	FM8	F23
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$9,699	$20,641	$77,568

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	9,699	20,641	77,568

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,724	—	297,374
Realized gain distributions	83,375	—	5,463
Net realized gains (losses)	91,099	—	302,837

Net change in unrealized appreciation (depreciation)	276,998	—	1,141,114

Net realized and change in unrealized gains (losses)	368,097	—	1,443,951

Net increase (decrease) in net assets from operations	$377,796	$20,641	$1,521,519

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	FE3	T20	FE6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$27,557	$137,705	$3,736

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	27,557	137,705	3,736

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	11,144	81,993	281
Realized gain distributions	100,196	—	5,761
Net realized gains (losses)	111,340	81,993	6,042

Net change in unrealized appreciation (depreciation)	192,774	599,995	6,379

Net realized and change in unrealized gains (losses)	304,114	681,988	12,421

Net increase (decrease) in net assets from operations	$331,671	$819,693	$16,157

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	F56	F59	F54
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$28,149	$21,448	$25,976

Expenses:
Mortality and expense risk charges	(3)	—	—

Net investment income (loss)	28,146	21,448	25,976

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	50,000	1,064	46,876
Realized gain distributions	—	—	47,106
Net realized gains (losses)	50,000	1,064	93,982

Net change in unrealized appreciation (depreciation)	211,417	27,057	(17,997)

Net realized and change in unrealized gains (losses)	261,417	28,121	75,985

Net increase (decrease) in net assets from operations	$289,563	$49,569	$101,961

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	F53	T28	T29
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$10,120	$29,346	$1

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	10,120	29,346	1

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(13,211)	(80,638)	—
Realized gain distributions	138,414	—	—
Net realized gains (losses)	125,203	(80,638)	—

Net change in unrealized appreciation (depreciation)	9,305	93,901	—

Net realized and change in unrealized gains (losses)	134,508	13,263	—

Net increase (decrease) in net assets from operations	$144,628	$42,609	$1

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	G30	G32	521
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,078	$2,548	$1,327

Expenses:
Mortality and expense risk charges	(867)	(65)	(882)

Net investment income (loss)	3,211	2,483	445

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	979	32,765	10,693
Realized gain distributions	42,722	19,135	27,180
Net realized gains (losses)	43,701	51,900	37,873

Net change in unrealized appreciation (depreciation)	(25,556)	(6,775)	(12,499)

Net realized and change in unrealized gains (losses)	18,145	45,125	25,374

Net increase (decrease) in net assets from operations	$21,356	$47,608	$25,819

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	G33	G31	V15
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$6,106	$63,234	$778

Expenses:
Mortality and expense risk charges	(1,196)	(2,288)	(577)

Net investment income (loss)	4,910	60,946	201

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	14,636	170,460	44,815
Realized gain distributions	—	494,913	75,920
Net realized gains (losses)	14,636	665,373	120,735

Net change in unrealized appreciation (depreciation)	54,967	238,307	100,568

Net realized and change in unrealized gains (losses)	69,603	903,680	221,303

Net increase (decrease) in net assets from operations	$74,513	$964,626	$221,504

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	V35	V13	A39
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$5,413	$6,476	$10,486

Expenses:
Mortality and expense risk charges	—	—	(329)

Net investment income (loss)	5,413	6,476	10,157

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	21,772	15,523	84,507
Realized gain distributions	10,707	14,188	52,520
Net realized gains (losses)	32,479	29,711	137,027

Net change in unrealized appreciation (depreciation)	17,171	17,655	(14,152)

Net realized and change in unrealized gains (losses)	49,650	47,366	122,875

Net increase (decrease) in net assets from operations	$55,063	$53,842	$133,032

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	V11	IB1	A21
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$7,816	$29,206	$138,652

Expenses:
Mortality and expense risk charges	—	—	(1,379)

Net investment income (loss)	7,816	29,206	137,273

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	23,060	84,763	326,105
Realized gain distributions	9,762	80,250	—
Net realized gains (losses)	32,822	165,013	326,105

Net change in unrealized appreciation (depreciation)	21,915	64,435	1,477,143

Net realized and change in unrealized gains (losses)	54,737	229,448	1,803,248

Net increase (decrease) in net assets from operations	$62,553	$258,654	$1,940,521

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	I84	I76	MB0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$—

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	—	—	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,728	1,017	19,253
Realized gain distributions	13,775	8,565	76,915
Net realized gains (losses)	16,503	9,582	96,168

Net change in unrealized appreciation (depreciation)	27,132	15,616	24,546

Net realized and change in unrealized gains (losses)	43,635	25,198	120,714

Net increase (decrease) in net assets from operations	$43,635	$25,198	$120,714

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MB1	MB5	MA9
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$16,598	$—	$7,005

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	16,598	—	7,005

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	6,030	28,536	(1,097)
Realized gain distributions	—	32,871	23,371
Net realized gains (losses)	6,030	61,407	22,274

Net change in unrealized appreciation (depreciation)	186,384	301,239	37,868

Net realized and change in unrealized gains (losses)	192,414	362,646	60,142

Net increase (decrease) in net assets from operations	$209,012	$362,646	$67,147

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MD8	M07	M35
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$10,319	$78,812	$5,423

Expenses:
Mortality and expense risk charges	(3,722)	(1,777)	—

Net investment income (loss)	6,597	77,035	5,423

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	—	38,746	2,826
Realized gain distributions	—	91,706	6,961
Net realized gains (losses)	—	130,452	9,787

Net change in unrealized appreciation (depreciation)	—	179,467	14,816

Net realized and change in unrealized gains (losses)	—	309,919	24,603

Net increase (decrease) in net assets from operations	$6,597	$386,954	$30,026

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	M31	MF1	M05
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,143	$7,576	$—

Expenses:
Mortality and expense risk charges	(331)	(1,847)	(491)

Net investment income (loss)	3,812	5,729	(491)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	244,025	261,158	(56,085)
Realized gain distributions	156,787	362,812	70,177
Net realized gains (losses)	400,812	623,970	14,092

Net change in unrealized appreciation (depreciation)	572,665	780,774	815,544

Net realized and change in unrealized gains (losses)	973,477	1,404,744	829,636

Net increase (decrease) in net assets from operations	$977,289	$1,410,473	$829,145

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	M06	M33	M44
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$234,092	$68,934	$86,048

Expenses:
Mortality and expense risk charges	(1,071)	—	(759)

Net investment income (loss)	233,021	68,934	85,289

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(28,021)	165,314	(28,400)
Realized gain distributions	—	338,577	—
Net realized gains (losses)	(28,021)	503,891	(28,400)

Net change in unrealized appreciation (depreciation)	107,191	478,197	212,164

Net realized and change in unrealized gains (losses)	79,170	982,088	183,764

Net increase (decrease) in net assets from operations	$312,191	$1,051,022	$269,053

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	M40	M83	M08
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$9,715	$134,079	$52,941

Expenses:
Mortality and expense risk charges	—	(414)	—

Net investment income (loss)	9,715	133,665	52,941

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(4,156)	182,202	73,874
Realized gain distributions	—	274,363	122,627
Net realized gains (losses)	(4,156)	456,565	196,501

Net change in unrealized appreciation (depreciation)	26,231	612,080	207,667

Net realized and change in unrealized gains (losses)	22,075	1,068,645	404,168

Net increase (decrease) in net assets from operations	$31,790	$1,202,310	$457,109

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MB6	MA0	MA1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$30,962	$42,578	$29,757

Expenses:
Mortality and expense risk charges	(1,742)	—	—

Net investment income (loss)	29,220	42,578	29,757

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	176,905	(3,711)	29,782
Realized gain distributions	43,432	—	—
Net realized gains (losses)	220,337	(3,711)	29,782

Net change in unrealized appreciation (depreciation)	151,501	30,778	962,801

Net realized and change in unrealized gains (losses)	371,838	27,067	992,583

Net increase (decrease) in net assets from operations	$401,058	$69,645	$1,022,340

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	M92	M96	MD2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$7,172	$95,342	$11,260

Expenses:
Mortality and expense risk charges	—	(352)	—

Net investment income (loss)	7,172	94,990	11,260

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,075	(25,396)	(623)
Realized gain distributions	592	—	—
Net realized gains (losses)	1,667	(25,396)	(623)

Net change in unrealized appreciation (depreciation)	12,927	(3,714)	(3,015)

Net realized and change in unrealized gains (losses)	14,594	(29,110)	(3,638)

Net increase (decrease) in net assets from operations	$21,766	$65,880	$7,622

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MA6	M97	MD5
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$356,404	$15,736	$6,227

Expenses:
Mortality and expense risk charges	(545)	(58)	—

Net investment income (loss)	355,859	15,678	6,227

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(12,913)	22,933	7,377
Realized gain distributions	—	27,515	13,180
Net realized gains (losses)	(12,913)	50,448	20,557

Net change in unrealized appreciation (depreciation)	11,024	248,111	121,692

Net realized and change in unrealized gains (losses)	(1,889)	298,559	142,249

Net increase (decrease) in net assets from operations	$353,970	$314,237	$148,476

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MD6	ME3	MB8
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$10,936	$3,320	$40,954

Expenses:
Mortality and expense risk charges	(1,177)	—	(250)

Net investment income (loss)	9,759	3,320	40,704

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	64,893	753	(138,504)
Realized gain distributions	87,197	—	488,125
Net realized gains (losses)	152,090	753	349,621

Net change in unrealized appreciation (depreciation)	258,655	68,283	298,641

Net realized and change in unrealized gains (losses)	410,745	69,036	648,262

Net increase (decrease) in net assets from operations	$420,504	$72,356	$688,966

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MF4	MF6	MF8
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$49,416	$193,320	$60,725

Expenses:
Mortality and expense risk charges	—	(426)	(81)

Net investment income (loss)	49,416	192,894	60,644

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,629)	117,545	4,768
Realized gain distributions	61,677	274,381	170,114
Net realized gains (losses)	60,048	391,926	174,882

Net change in unrealized appreciation (depreciation)	134,504	(5,176)	314,390

Net realized and change in unrealized gains (losses)	194,552	386,750	489,272

Net increase (decrease) in net assets from operations	$243,968	$579,644	$549,916

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MG0	MF2	MG3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$85,147	$75,194

Expenses:
Mortality and expense risk charges	(6)	(703)	—

Net investment income (loss)	(6)	84,444	75,194

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(12,808)	(8,117)	71,959
Realized gain distributions	—	—	182,623
Net realized gains (losses)	(12,808)	(8,117)	254,582

Net change in unrealized appreciation (depreciation)	103,076	19,869	470,579

Net realized and change in unrealized gains (losses)	90,268	11,752	725,161

Net increase (decrease) in net assets from operations	$90,262	$96,196	$800,355

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MG5	ME0	V43
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$115,564	$10,079	$—

Expenses:
Mortality and expense risk charges	(3)	(44)	—

Net investment income (loss)	115,561	10,035	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	10,815	16,891	(20,226)
Realized gain distributions	211,113	97,577	—
Net realized gains (losses)	221,928	114,468	(20,226)

Net change in unrealized appreciation (depreciation)	450,484	25,037	140,981

Net realized and change in unrealized gains (losses)	672,412	139,505	120,755

Net increase (decrease) in net assets from operations	$787,973	$149,540	$120,755

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	O01	O19	O20
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,318	$9	$477

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	2,318	9	477

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	77,872	(1,018)	1,236
Realized gain distributions	88,257	9,209	—
Net realized gains (losses)	166,129	8,191	1,236

Net change in unrealized appreciation (depreciation)	67,478	14,987	19,976

Net realized and change in unrealized gains (losses)	233,607	23,178	21,212

Net increase (decrease) in net assets from operations	$235,925	$23,187	$21,689

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	O21	P10	PK8
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,527	$38,447	$207,414

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	1,527	38,447	207,414

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,117	(70,697)	(2,127)
Realized gain distributions	2,506	—	—
Net realized gains (losses)	5,623	(70,697)	(2,127)

Net change in unrealized appreciation (depreciation)	15,150	39,007	173,765

Net realized and change in unrealized gains (losses)	20,773	(31,690)	171,638

Net increase (decrease) in net assets from operations	$22,300	$6,757	$379,052

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	PK9	P06	P07
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,402	$43,712	$170,731

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	1,402	43,712	170,731

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	124	(91,855)	(43,504)
Realized gain distributions	—	—	—
Net realized gains (losses)	124	(91,855)	(43,504)

Net change in unrealized appreciation (depreciation)	6,432	115,796	277,288

Net realized and change in unrealized gains (losses)	6,556	23,941	233,784

Net increase (decrease) in net assets from operations	$7,958	$67,653	$404,515

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	307	W42
	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—

Expenses:
Mortality and expense risk charges	—	—

Net investment income (loss)	—	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	394,718	(836)
Realized gain distributions	75,178	54,895
Net realized gains (losses)	469,896	54,059

Net change in unrealized appreciation (depreciation)	1,325,693	8,095

Net realized and change in unrealized gains (losses)	1,795,589	62,154

Net increase (decrease) in net assets from operations	$1,795,589	$62,154

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	AL1 Sub-Account		A70 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$1,405	$1,207	$198	$—
Net realized gains (losses)	1,078	1,748	1,401	990
Net change in unrealized appreciation/ depreciation	8,458	1,172	18,954	(1,255)

Increase (decrease) in net assets from operations	10,941	4,127	20,553	(265)

Contract Owner Transactions:
Purchase payments received	20,518	31,854	432	(298)
Transfers between Sub-Accounts (including the Fixed Account), net	(9,232)	34	4,501	9,937
Withdrawals, surrenders, annuitizations and contract charges	(2,452)	(249,615)	(657)	(1,037)
Mortality and expense risk charges	(80)	(194)	—	—
Charges for life insurance protection and monthly administration charge	(5,577)	(24,075)	(2,072)	(1,440)

Net increase (decrease) from contract owner transactions	3,177	(241,996)	2,204	7,162

Total increase (decrease) in net assets	14,118	(237,869)	22,757	6,897

Net assets at beginning of year	66,452	304,321	55,569	48,672

Net assets at end of year	$80,570	$66,452	$78,326	$55,569

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	A71 Sub-Account		A98 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$53,324	$31,801	$3,620	$1,629
Net realized gains (losses)	595,514	328,013	1,691	(320)
Net change in unrealized appreciation/ depreciation	92,960	59,047	33,727	(2,123)

Increase (decrease) in net assets from operations	741,798	418,861	39,038	(814)

Contract Owner Transactions:
Purchase payments received	171,442	203,107	16,572	15,421
Transfers between Sub-Accounts (including the Fixed Account), net	(42,562)	599,659	(8,222)	7,123
Withdrawals, surrenders, annuitizations and contract charges	(189,696)	(155,901)	(1,843)	(2,577)
Mortality and expense risk charges	—	—	(120)	(95)
Charges for life insurance protection and monthly administration charge	(209,416)	(175,149)	(4,321)	(4,380)

Net increase (decrease) from contract owner transactions	(270,232)	471,716	2,066	15,492

Total increase (decrease) in net assets	471,566	890,577	41,104	14,678

Net assets at beginning of year	4,163,713	3,273,136	155,227	140,549

Net assets at end of year	$4,635,279	$4,163,713	$196,331	$155,227

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	A55 Sub-Account		A54 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$1,620	$1,652	$—	$—
Net realized gains (losses)	1,938	2,207	133,466	89,342
Net change in unrealized appreciation/ depreciation	17,263	5,175	105,009	(81,686)

Increase (decrease) in net assets from operations	20,821	9,034	238,475	7,656

Contract Owner Transactions:
Purchase payments received	3,815	(28)	36,517	34,090
Transfers between Sub-Accounts (including the Fixed Account), net	3,000	(1,403)	21,361	12,110
Withdrawals, surrenders, annuitizations and contract charges	(329)	(337)	(68,256)	(39,252)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(3,562)	(3,371)	(24,410)	(20,240)

Net increase (decrease) from contract owner transactions	2,924	(5,139)	(34,788)	(13,292)

Total increase (decrease) in net assets	23,745	3,895	203,687	(5,636)

Net assets at beginning of year	96,869	92,974	733,573	739,209

Net assets at end of year	$120,614	$96,869	$937,260	$733,573

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	A51 Sub-Account		308 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(24)	$(21)	$25,832	$97,097
Net realized gains (losses)	43,040	(553)	116,791	12,101
Net change in unrealized appreciation/ depreciation	5,976	2,899	67,346	68,017

Increase (decrease) in net assets from operations	48,992	2,325	209,969	177,215

Contract Owner Transactions:
Purchase payments received	10,828	262	22,784	37,236
Transfers between Sub-Accounts (including the Fixed Account), net	(48,249)	(746)	231,639	197,678
Withdrawals, surrenders, annuitizations and contract charges	(14,111)	(130)	(71,378)	(8,290)
Mortality and expense risk charges	—	—	(2,688)	(1,910)
Charges for life insurance protection and monthly administration charge	(912)	(565)	(50,864)	(29,061)

Net increase (decrease) from contract owner transactions	(52,444)	(1,179)	129,493	195,653

Total increase (decrease) in net assets	(3,452)	1,146	339,462	372,868

Net assets at beginning of year	27,501	26,355	1,026,809	653,941

Net assets at end of year	$24,049	$27,501	$1,366,271	$1,026,809

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	301 Sub-Account		304 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$5,530	$13,296	$3,472	$34,645
Net realized gains (losses)	(5,726)	(277)	26,545	(9,500)
Net change in unrealized appreciation/ depreciation	17,187	(14,925)	131,487	(23,418)

Increase (decrease) in net assets from operations	16,991	(1,906)	161,504	1,727

Contract Owner Transactions:
Purchase payments received	2,457	17,683	3,092	5,858
Transfers between Sub-Accounts (including the Fixed Account), net	12,670	684,190	43,002	(4,399)
Withdrawals, surrenders, annuitizations and contract charges	(669,051)	(3,098)	(10,061)	2
Mortality and expense risk charges	(866)	(1,272)	(1,214)	(956)
Charges for life insurance protection and monthly administration charge	(14,352)	(12,967)	(24,503)	(10,732)

Net increase (decrease) from contract owner transactions	(669,142)	684,536	10,316	(10,227)

Total increase (decrease) in net assets	(652,151)	682,630	171,820	(8,500)

Net assets at beginning of year	941,295	258,665	377,907	386,407

Net assets at end of year	$289,144	$941,295	$549,727	$377,907

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	309 Sub-Account		306 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$8,321	$6,763	$2,298	$96,935
Net realized gains (losses)	18,991	2,965	25,178	4,318
Net change in unrealized appreciation/ depreciation	61,936	16,231	94,788	(91,058)

Increase (decrease) in net assets from operations	89,248	25,959	122,264	10,195

Contract Owner Transactions:
Purchase payments received	13,602	18,721	5,721	7,208
Transfers between Sub-Accounts (including the Fixed Account), net	(1,323)	(7,171)	(3,456)	3,416
Withdrawals, surrenders, annuitizations and contract charges	(49,618)	(6,347)	(100,070)	(3,988)
Mortality and expense risk charges	(784)	(753)	(1,051)	(1,169)
Charges for life insurance protection and monthly administration charge	(12,540)	(13,398)	(9,708)	(11,085)

Net increase (decrease) from contract owner transactions	(50,663)	(8,948)	(108,564)	(5,618)

Total increase (decrease) in net assets	38,585	17,011	13,700	4,577

Net assets at beginning of year	381,131	364,120	530,607	526,030

Net assets at end of year	$419,716	$381,131	$544,307	$530,607

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	303 Sub-Account		302 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$5,690	$92,347	$8,769	$139,854
Net realized gains (losses)	99,734	11,768	42,296	35,404
Net change in unrealized appreciation/ depreciation	179,598	(3,896)	76,720	(63,034)

Increase (decrease) in net assets from operations	285,022	100,219	127,785	112,224

Contract Owner Transactions:
Purchase payments received	16,241	65,383	11,993	25,761
Transfers between Sub-Accounts (including the Fixed Account), net	258,654	(39,908)	(1,129)	(780,214)
Withdrawals, surrenders, annuitizations and contract charges	(241,383)	(4,482)	(77,858)	—
Mortality and expense risk charges	(2,351)	(2,175)	(1,246)	(2,241)
Charges for life insurance protection and monthly administration charge	(32,957)	(20,035)	(6,009)	(16,229)

Net increase (decrease) from contract owner transactions	(1,796)	(1,217)	(74,249)	(772,923)

Total increase (decrease) in net assets	283,226	99,002	53,536	(660,699)

Net assets at beginning of year	910,435	811,433	619,550	1,280,249

Net assets at end of year	$1,193,661	$910,435	$673,086	$619,550

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	305 Sub-Account		300 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$14,783	$21,229	$43,248	$284,367
Net realized gains (losses)	3,077	(484)	63,636	(16)
Net change in unrealized appreciation/ depreciation	(743)	34,824	746,600	(185,617)

Increase (decrease) in net assets from operations	17,117	55,569	853,484	98,734

Contract Owner Transactions:
Purchase payments received	11,319	21,246	26,608	59,933
Transfers between Sub-Accounts (including the Fixed Account), net	(86,659)	646	472,746	(332,813)
Withdrawals, surrenders, annuitizations and contract charges	(81,104)	(4,246)	(115,296)	(9,947)
Mortality and expense risk charges	(472)	(674)	(6,405)	(5,692)
Charges for life insurance protection and monthly administration charge	(4,086)	(11,717)	(43,872)	(37,647)

Net increase (decrease) from contract owner transactions	(161,002)	5,255	333,781	(326,166)

Total increase (decrease) in net assets	(143,885)	60,824	1,187,265	(227,432)

Net assets at beginning of year	366,971	306,147	2,632,669	2,860,101

Net assets at end of year	$223,086	$366,971	$3,819,934	$2,632,669

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	B18 Sub-Account		C60 Sub-Account[2]
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$27,655	$30,798	$—	$—
Net realized gains (losses)	(44,884)	(73,614)	13,455	(177)
Net change in unrealized appreciation/ depreciation	313,158	142,763	155,005	27,945

Increase (decrease) in net assets from operations	295,929	99,947	168,460	27,768

Contract Owner Transactions:
Purchase payments received	92,672	143,828	29,773	34,201
Transfers between Sub-Accounts (including the Fixed Account), net	(115,286)	(163,937)	(5,369)	569,805
Withdrawals, surrenders, annuitizations and contract charges	(495,241)	(231,132)	(34,992)	(14,064)
Mortality and expense risk charges	(1,449)	(2,057)	(824)	(440)
Charges for life insurance protection and monthly administration charge	(95,819)	(122,979)	(14,548)	(8,828)

Net increase (decrease) from contract owner transactions	(615,123)	(376,277)	(25,960)	580,674

Total increase (decrease) in net assets	(319,194)	(276,330)	142,500	608,442

Net assets at beginning of year	2,518,508	2,794,838	608,442	—

Net assets at end of year	$2,199,314	$2,518,508	$750,942	$608,442

[2]	The 2016 activities in this Sub-Account are for the period of April 29, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	C62 Sub-Account[3]		D37 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$—	$—	$2,968	$1,980
Net realized gains (losses)	—	(19,187)	67,563	111,144
Net change in unrealized appreciation/ depreciation	—	(20,528)	106,921	(42,877)

Increase (decrease) in net assets from operations	—	(39,715)	177,452	70,247

Contract Owner Transactions:
Purchase payments received	—	4,816	26,423	40,868
Transfers between Sub-Accounts (including the Fixed Account), net	—	(531,844)	270,385	(2,725)
Withdrawals, surrenders, annuitizations and contract charges	—	(4,746)	(31,883)	(12,637)
Mortality and expense risk charges	—	(315)	—	—
Charges for life insurance protection and monthly administration charge	—	(5,057)	(27,520)	(25,885)

Net increase (decrease) from contract owner transactions	—	(537,146)	237,405	(379)

Total increase (decrease) in net assets	—	(576,861)	414,857	69,868

Net assets at beginning of year	—	576,861	920,918	851,050

Net assets at end of year	$—	$—	$1,335,775	$920,918

[3]	Columbia Variable Portfolio - Large Cap Growth Fund II Class 2 Sub-Account (C62) was liquidated and closed in 2016 and therefore is not reported in the Statements of Assets and Liabilities as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	D55 Sub-Account		S61 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$35,524	$24,968	$23,071	$15,904
Net realized gains (losses)	576,105	351,865	173,232	556,192
Net change in unrealized appreciation/ depreciation	24,284	204,145	120,961	(149,513)

Increase (decrease) in net assets from operations	635,913	580,978	317,264	422,583

Contract Owner Transactions:
Purchase payments received	51,350	38,197	92,399	113,825
Transfers between Sub-Accounts (including the Fixed Account), net	1,560,112	(12,633)	142,258	(45,078)
Withdrawals, surrenders, annuitizations and contract charges	(553,932)	(118,232)	(127,380)	(130,786)
Mortality and expense risk charges	(643)	(572)	—	—
Charges for life insurance protection and monthly administration charge	(119,860)	(94,743)	(88,683)	(79,235)

Net increase (decrease) from contract owner transactions	937,027	(187,983)	18,594	(141,274)

Total increase (decrease) in net assets	1,572,940	392,995	335,858	281,309

Net assets at beginning of year	3,405,931	3,012,936	2,926,812	2,645,503

Net assets at end of year	$4,978,871	$3,405,931	$3,262,670	$2,926,812

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	D18 Sub-Account		FD7 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$43,167	$41,001	$7,135	$6,123
Net realized gains (losses)	432,774	452,332	26,217	11,021
Net change in unrealized appreciation/ depreciation	118,097	81,676	45,866	19,493

Increase (decrease) in net assets from operations	594,038	575,009	79,218	36,637

Contract Owner Transactions:
Purchase payments received	146,980	164,522	67,688	85,738
Transfers between Sub-Accounts (including the Fixed Account), net	(250,672)	(59,334)	129,354	37,806
Withdrawals, surrenders, annuitizations and contract charges	(274,972)	(137,519)	(141,058)	(14,940)
Mortality and expense risk charges	—	—	(216)	(398)
Charges for life insurance protection and monthly administration charge	(183,280)	(169,646)	(62,437)	(38,512)

Net increase (decrease) from contract owner transactions	(561,944)	(201,977)	(6,669)	69,694

Total increase (decrease) in net assets	32,094	373,032	72,549	106,331

Net assets at beginning of year	4,227,878	3,854,846	544,840	438,509

Net assets at end of year	$4,259,972	$4,227,878	$617,389	$544,840

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	F24 Sub-Account		F29 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$14,066	$10,820	$74,796	$52,992
Net realized gains (losses)	120,144	168,292	601,334	677,325
Net change in unrealized appreciation/ depreciation	217,277	(47,905)	935,399	(177,504)

Increase (decrease) in net assets from operations	351,487	131,207	1,611,529	552,813

Contract Owner Transactions:
Purchase payments received	66,656	56,578	217,812	261,252
Transfers between Sub-Accounts (including the Fixed Account), net	(75,118)	23,078	(118,130)	(109,077)
Withdrawals, surrenders, annuitizations and contract charges	(247,571)	(195,167)	(255,626)	(188,013)
Mortality and expense risk charges	(1,586)	(2,099)	—	—
Charges for life insurance protection and monthly administration charge	(48,594)	(56,305)	(263,465)	(233,367)

Net increase (decrease) from contract owner transactions	(306,213)	(173,915)	(419,409)	(269,205)

Total increase (decrease) in net assets	45,274	(42,708)	1,192,120	283,608

Net assets at beginning of year	1,800,719	1,843,427	7,576,119	7,292,511

Net assets at end of year	$1,845,993	$1,800,719	$8,768,239	$7,576,119

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	F15 Sub-Account		F14 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$5,061	$4,278	$653	$1,291
Net realized gains (losses)	14,625	18,798	9,436	7,983
Net change in unrealized appreciation/ depreciation	35,314	(5,407)	3,390	(5,009)

Increase (decrease) in net assets from operations	55,000	17,669	13,479	4,265

Contract Owner Transactions:
Purchase payments received	49,317	48,642	3,196	9,982
Transfers between Sub-Accounts (including the Fixed Account), net	(2)	2	20,802	(25,057)
Withdrawals, surrenders, annuitizations and contract charges	(648)	(23,098)	(83,602)	(1,152)
Mortality and expense risk charges	(649)	(572)	(21)	(114)
Charges for life insurance protection and monthly administration charge	(26,304)	(24,732)	(2,282)	(3,564)

Net increase (decrease) from contract owner transactions	21,714	242	(61,907)	(19,905)

Total increase (decrease) in net assets	76,714	17,911	(48,428)	(15,640)

Net assets at beginning of year	336,531	318,620	108,475	124,115

Net assets at end of year	$413,245	$336,531	$60,047	$108,475

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	F21 Sub-Account		F26 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$3,500	$—	$252,212	$180,680
Net realized gains (losses)	381,326	323,579	546,511	1,167,236
Net change in unrealized appreciation/ depreciation	439,050	(306,718)	2,154,348	172,823

Increase (decrease) in net assets from operations	823,876	16,861	2,953,071	1,520,739

Contract Owner Transactions:
Purchase payments received	87,925	87,297	419,078	443,275
Transfers between Sub-Accounts (including the Fixed Account), net	(150,256)	(15,042)	1,007,027	18,123
Withdrawals, surrenders, annuitizations and contract charges	(80,516)	(112,560)	(543,107)	(191,062)
Mortality and expense risk charges	—	—	(20,881)	(17,986)
Charges for life insurance protection and monthly administration charge	(64,527)	(61,141)	(247,550)	(255,721)

Net increase (decrease) from contract owner transactions	(207,374)	(101,446)	614,567	(3,371)

Total increase (decrease) in net assets	616,502	(84,585)	3,567,638	1,517,368

Net assets at beginning of year	2,407,019	2,491,604	13,688,528	12,171,160

Net assets at end of year	$3,023,521	$2,407,019	$17,256,166	$13,688,528

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	FM7 Sub-Account		F41 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$311,396	$295,045	$9,699	$4,997
Net realized gains (losses)	4,243,490	863,447	91,099	81,239
Net change in unrealized appreciation/ depreciation	(725,596)	1,182,327	276,998	148,907

Increase (decrease) in net assets from operations	3,829,290	2,340,819	377,796	235,143

Contract Owner Transactions:
Purchase payments received	994,448	1,180,674	65,964	80,350
Transfers between Sub-Accounts (including the Fixed Account), net	(5,298,531)	45,050	360,964	(127,212)
Withdrawals, surrenders, annuitizations and contract charges	(2,374,203)	(416,409)	(237,471)	(50,238)
Mortality and expense risk charges	—	—	(1,806)	(2,682)
Charges for life insurance protection and monthly administration charge	(942,281)	(1,228,325)	(39,525)	(39,564)

Net increase (decrease) from contract owner transactions	(7,620,567)	(419,010)	148,126	(139,346)

Total increase (decrease) in net assets	(3,791,277)	1,921,809	525,922	95,797

Net assets at beginning of year	22,072,135	20,150,326	1,670,830	1,575,033

Net assets at end of year	$18,280,858	$22,072,135	$2,196,752	$1,670,830

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	FM8 Sub-Account		F23 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$20,641	$3,881	$77,568	$81,561
Net realized gains (losses)	—	—	302,837	81,643
Net change in unrealized appreciation/ depreciation	—	—	1,141,114	(484,164)

Increase (decrease) in net assets from operations	20,641	3,881	1,521,519	(320,960)

Contract Owner Transactions:
Purchase payments received	586,506	780,845	225,844	313,851
Transfers between Sub-Accounts (including the Fixed Account), net	(569,863)	667,437	(457,207)	(51,711)
Withdrawals, surrenders, annuitizations and contract charges	(428,652)	(187,107)	(597,686)	(207,991)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(506,055)	(478,520)	(212,182)	(225,378)

Net increase (decrease) from contract owner transactions	(918,064)	782,655	(1,041,231)	(171,229)

Total increase (decrease) in net assets	(897,423)	786,536	480,288	(492,189)

Net assets at beginning of year	4,499,086	3,712,550	5,812,618	6,304,807

Net assets at end of year	$3,601,663	$4,499,086	$6,292,906	$5,812,618

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	FE3 Sub-Account		T20 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$27,557	$12,012	$137,705	$90,388
Net realized gains (losses)	111,340	(88,870)	81,993	23,813
Net change in unrealized appreciation/ depreciation	192,774	200,554	599,995	209,960

Increase (decrease) in net assets from operations	331,671	123,696	819,693	324,161

Contract Owner Transactions:
Purchase payments received	111,595	147,976	237,335	309,792
Transfers between Sub-Accounts (including the Fixed Account), net	382,863	(852,476)	(63,621)	(252,422)
Withdrawals, surrenders, annuitizations and contract charges	(245,646)	(181,648)	(274,621)	(102,353)
Mortality and expense risk charges	(3,400)	(3,990)	—	—
Charges for life insurance protection and monthly administration charge	(62,318)	(66,271)	(203,651)	(184,581)

Net increase (decrease) from contract owner transactions	183,094	(956,409)	(304,558)	(229,564)

Total increase (decrease) in net assets	514,765	(832,713)	515,135	94,597

Net assets at beginning of year	2,118,759	2,951,472	5,024,763	4,930,166

Net assets at end of year	$2,633,524	$2,118,759	$5,539,898	$5,024,763

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	FE6 Sub-Account		F56 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$3,736	$4,246	$28,146	$29,608
Net realized gains (losses)	6,042	(6,280)	50,000	110,554
Net change in unrealized appreciation/ depreciation	6,379	16,025	211,417	(915)

Increase (decrease) in net assets from operations	16,157	13,991	289,563	139,247

Contract Owner Transactions:
Purchase payments received	13,763	12,642	77,698	106,267
Transfers between Sub-Accounts (including the Fixed Account), net	(1)	—	(16,649)	(14,738)
Withdrawals, surrenders, annuitizations and contract charges	(454)	(117,967)	(52,605)	(65,583)
Mortality and expense risk charges	(232)	(240)	(90)	(85)
Charges for life insurance protection and monthly administration charge	(1,363)	(2,066)	(66,428)	(59,977)

Net increase (decrease) from contract owner transactions	11,713	(107,631)	(58,074)	(34,116)

Total increase (decrease) in net assets	27,870	(93,640)	231,489	105,131

Net assets at beginning of year	132,351	225,991	1,577,213	1,472,082

Net assets at end of year	$160,221	$132,351	$1,808,702	$1,577,213

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	F59 Sub-Account		F54 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$21,448	$25,508	$25,976	$37,251
Net realized gains (losses)	1,064	(1,483)	93,982	177,722
Net change in unrealized appreciation/ depreciation	27,057	45,286	(17,997)	70,311

Increase (decrease) in net assets from operations	49,569	69,311	101,961	285,284

Contract Owner Transactions:
Purchase payments received	18,444	28,025	32,488	39,866
Transfers between Sub-Accounts (including the Fixed Account), net	(38,019)	973	(85,789)	(216,442)
Withdrawals, surrenders, annuitizations and contract charges	(38,415)	(35,871)	(160,147)	(63,235)
Mortality and expense risk charges	(648)	(710)	(1,388)	(2,609)
Charges for life insurance protection and monthly administration charge	(13,897)	(17,690)	(35,324)	(43,252)

Net increase (decrease) from contract owner transactions	(72,535)	(25,273)	(250,160)	(285,672)

Total increase (decrease) in net assets	(22,966)	44,038	(148,199)	(388)

Net assets at beginning of year	567,616	523,578	1,321,928	1,322,316

Net assets at end of year	$544,650	$567,616	$1,173,729	$1,321,928

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	F53 Sub-Account		T28 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$10,120	$10,670	$29,346	$40,219
Net realized gains (losses)	125,203	201,976	(80,638)	(16,790)
Net change in unrealized appreciation/ depreciation	9,305	181,823	93,901	65,341

Increase (decrease) in net assets from operations	144,628	394,469	42,609	88,770

Contract Owner Transactions:
Purchase payments received	51,977	71,394	24,581	20,071
Transfers between Sub-Accounts (including the Fixed Account), net	(475,213)	346,826	(222,248)	(13,977)
Withdrawals, surrenders, annuitizations and contract charges	(198,781)	(47,699)	(60,922)	(1,117)
Mortality and expense risk charges	(1,639)	(1,498)	(1,284)	(2,153)
Charges for life insurance protection and monthly administration charge	(41,707)	(36,906)	(21,908)	(52,364)

Net increase (decrease) from contract owner transactions	(665,363)	332,117	(281,781)	(49,540)

Total increase (decrease) in net assets	(520,735)	726,586	(239,172)	39,230

Net assets at beginning of year	2,000,825	1,274,239	1,186,739	1,147,509

Net assets at end of year	$1,480,090	$2,000,825	$947,567	$1,186,739

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	T29 Sub-Account		G30 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$1	$1	$3,211	$3,925
Net realized gains (losses)	—	—	43,701	2,258
Net change in unrealized appreciation/ depreciation	—	(1)	(25,556)	16,814

Increase (decrease) in net assets from operations	1	—	21,356	22,997

Contract Owner Transactions:
Purchase payments received	—	—	7,583	5,630
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(2,209)	2,077
Withdrawals, surrenders, annuitizations and contract charges	(1)	—	(25)	(270)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(5)	(7)	(4,179)	(5,728)

Net increase (decrease) from contract owner transactions	(6)	(7)	1,170	1,709

Total increase (decrease) in net assets	(5)	(7)	22,526	24,706

Net assets at beginning of year	29	36	226,550	201,844

Net assets at end of year	$24	$29	$249,076	$226,550

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	G32 Sub-Account		521 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$2,483	$4,518	$445	$1,862
Net realized gains (losses)	51,900	5,240	37,873	19,950
Net change in unrealized appreciation/ depreciation	(6,775)	43,537	(12,499)	27,362

Increase (decrease) in net assets from operations	47,608	53,295	25,819	49,174

Contract Owner Transactions:
Purchase payments received	14,724	(1,298)	11,452	8,731
Transfers between Sub-Accounts (including the Fixed Account), net	(25,344)	(14,529)	(4,832)	1,442
Withdrawals, surrenders, annuitizations and contract charges	(33,743)	(18,163)	(24,136)	(15,108)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(6,305)	(5,607)	(11,987)	(13,663)

Net increase (decrease) from contract owner transactions	(50,668)	(39,597)	(29,503)	(18,598)

Total increase (decrease) in net assets	(3,060)	13,698	(3,684)	30,576

Net assets at beginning of year	360,201	346,503	256,002	225,426

Net assets at end of year	$357,141	$360,201	$252,318	$256,002

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	G33 Sub-Account		G31 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$4,910	$5,143	$60,946	$49,485
Net realized gains (losses)	14,636	18,831	665,373	333,830
Net change in unrealized appreciation/ depreciation	54,967	(34,769)	238,307	19,131

Increase (decrease) in net assets from operations	74,513	(10,795)	964,626	402,446

Contract Owner Transactions:
Purchase payments received	30,181	24,566	133,575	159,828
Transfers between Sub-Accounts (including the Fixed Account), net	(1,840)	5,858	(39,672)	(28,441)
Withdrawals, surrenders, annuitizations and contract charges	(29,028)	(41,598)	(110,163)	(264,761)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(27,770)	(27,056)	(155,955)	(147,092)

Net increase (decrease) from contract owner transactions	(28,457)	(38,230)	(172,215)	(280,466)

Total increase (decrease) in net assets	46,056	(49,025)	792,411	121,980

Net assets at beginning of year	296,493	345,518	4,091,879	3,969,899

Net assets at end of year	$342,549	$296,493	$4,884,290	$4,091,879

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	V15 Sub-Account		V35 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$201	$(508)	$5,413	$832
Net realized gains (losses)	120,735	103,930	32,479	29,679
Net change in unrealized appreciation/ depreciation	100,568	(84,097)	17,171	51,050

Increase (decrease) in net assets from operations	221,504	19,325	55,063	81,561

Contract Owner Transactions:
Purchase payments received	22,042	21,206	5,945	6,087
Transfers between Sub-Accounts (including the Fixed Account), net	1,745	17,229	(655,431)	523,208
Withdrawals, surrenders, annuitizations and contract charges	(10,724)	(28,291)	(22,582)	(11,140)
Mortality and expense risk charges	—	—	(185)	(292)
Charges for life insurance protection and monthly administration charge	(38,113)	(40,837)	(20,378)	(14,322)

Net increase (decrease) from contract owner transactions	(25,050)	(30,693)	(692,631)	503,541

Total increase (decrease) in net assets	196,454	(11,368)	(637,568)	585,102

Net assets at beginning of year	828,929	840,297	894,283	309,181

Net assets at end of year	$1,025,383	$828,929	$256,715	$894,283

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	V13 Sub-Account		A39 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$6,476	$3,832	$10,157	$7,640
Net realized gains (losses)	29,711	26,609	137,027	85,735
Net change in unrealized appreciation/ depreciation	17,655	17,816	(14,152)	8,595

Increase (decrease) in net assets from operations	53,842	48,257	133,032	101,970

Contract Owner Transactions:
Purchase payments received	16,680	23,002	28,146	31,878
Transfers between Sub-Accounts (including the Fixed Account), net	55,173	(53,606)	1,392	1,582
Withdrawals, surrenders, annuitizations and contract charges	(29,449)	(2,571)	(162,915)	(13,147)
Mortality and expense risk charges	(480)	(421)	(926)	(971)
Charges for life insurance protection and monthly administration charge	(5,834)	(5,970)	(33,418)	(32,390)

Net increase (decrease) from contract owner transactions	36,090	(39,566)	(167,721)	(13,048)

Total increase (decrease) in net assets	89,932	8,691	(34,689)	88,922

Net assets at beginning of year	274,510	265,819	1,086,799	997,877

Net assets at end of year	$364,442	$274,510	$1,052,110	$1,086,799

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	V11 Sub-Account		IB1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$7,816	$6,994	$29,206	$19,525
Net realized gains (losses)	32,822	(10,730)	165,013	170,546
Net change in unrealized appreciation/ depreciation	21,915	60,718	64,435	123,412

Increase (decrease) in net assets from operations	62,553	56,982	258,654	313,483

Contract Owner Transactions:
Purchase payments received	21,088	41,860	70,494	76,369
Transfers between Sub-Accounts (including the Fixed Account), net	283,902	(2,739)	(145,560)	(25,618)
Withdrawals, surrenders, annuitizations and contract charges	(147,572)	(7,527)	(62,403)	(29,287)
Mortality and expense risk charges	(485)	(575)	—	—
Charges for life insurance protection and monthly administration charge	(26,376)	(16,085)	(72,886)	(57,697)

Net increase (decrease) from contract owner transactions	130,557	14,934	(210,355)	(36,233)

Total increase (decrease) in net assets	193,110	71,916	48,299	277,250

Net assets at beginning of year	452,944	381,028	1,933,879	1,656,629

Net assets at end of year	$646,054	$452,944	$1,982,178	$1,933,879

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	A21 Sub-Account		I84 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$137,273	$108,311	$—	$—
Net realized gains (losses)	326,105	96,391	16,503	23,139
Net change in unrealized appreciation/ depreciation	1,477,143	(242,502)	27,132	(21,943)

Increase (decrease) in net assets from operations	1,940,521	(37,800)	43,635	1,196

Contract Owner Transactions:
Purchase payments received	397,833	459,337	4,477	(34)
Transfers between Sub-Accounts (including the Fixed Account), net	(1,230,162)	1,426,570	(4,573)	(3,488)
Withdrawals, surrenders, annuitizations and contract charges	(366,584)	(312,287)	(830)	(974)
Mortality and expense risk charges	(5,115)	(2,183)	—	—
Charges for life insurance protection and monthly administration charge	(389,859)	(339,291)	(5,081)	(3,996)

Net increase (decrease) from contract owner transactions	(1,593,887)	1,232,146	(6,007)	(8,492)

Total increase (decrease) in net assets	346,634	1,194,346	37,628	(7,296)

Net assets at beginning of year	8,942,790	7,748,444	195,722	203,018

Net assets at end of year	$9,289,424	$8,942,790	$233,350	$195,722

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	I76 Sub-Account		MB0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	9,582	13,531	96,168	36,964
Net change in unrealized appreciation/ depreciation	15,616	6,159	24,546	77,740

Increase (decrease) in net assets from operations	25,198	19,690	120,714	114,704

Contract Owner Transactions:
Purchase payments received	—	(1,182)	23,872	17,506
Transfers between Sub-Accounts (including the Fixed Account), net	(7)	(948)	(36,445)	7,039
Withdrawals, surrenders, annuitizations and contract charges	(1,143)	(3,837)	(22,072)	(55,433)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(4,540)	(4,167)	(17,522)	(18,911)

Net increase (decrease) from contract owner transactions	(5,690)	(10,134)	(52,167)	(49,799)

Total increase (decrease) in net assets	19,508	9,556	68,547	64,905

Net assets at beginning of year	182,505	172,949	666,987	602,082

Net assets at end of year	$202,013	$182,505	$735,534	$666,987

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MB1 Sub-Account		MB5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$16,598	$10,259	$—	$—
Net realized gains (losses)	6,030	(4,696)	61,407	72,449
Net change in unrealized appreciation/ depreciation	186,384	(5,809)	301,239	(96,721)

Increase (decrease) in net assets from operations	209,012	(246)	362,646	(24,272)

Contract Owner Transactions:
Purchase payments received	24,496	28,858	28,932	31,894
Transfers between Sub-Accounts (including the Fixed Account), net	26,558	77,175	(79,703)	34,449
Withdrawals, surrenders, annuitizations and contract charges	(27,573)	(81,155)	(18,184)	(93,529)
Mortality and expense risk charges	—	—	—	—
Charges for life insurance protection and monthly administration charge	(27,184)	(21,790)	(29,426)	(25,708)

Net increase (decrease) from contract owner transactions	(3,703)	3,088	(98,381)	(52,894)

Total increase (decrease) in net assets	205,309	2,842	264,265	(77,166)

Net assets at beginning of year	863,972	861,130	958,244	1,035,410

Net assets at end of year	$1,069,281	$863,972	$1,222,509	$958,244

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MA9 Sub-Account		MD8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$7,005	$8,413	$6,597	$(3,363)
Net realized gains (losses)	22,274	(14,051)	—	—
Net change in unrealized appreciation/ depreciation	37,868	45,068	—	1

Increase (decrease) in net assets from operations	67,147	39,430	6,597	(3,362)

Contract Owner Transactions:
Purchase payments received	24,111	26,017	426,429	839,289
Transfers between Sub-Accounts (including the Fixed Account), net	(19,929)	(3,969)	401,771	(4,932,237)
Withdrawals, surrenders, annuitizations and contract charges	(27,084)	(78,640)	(1,981,510)	(324,010)
Mortality and expense risk charges	—	—	(3,255)	(6,619)
Charges for life insurance protection and monthly administration charge	(14,172)	(14,960)	(371,816)	(465,801)

Net increase (decrease) from contract owner transactions	(37,074)	(71,552)	(1,528,381)	(4,889,378)

Total increase (decrease) in net assets	30,073	(32,122)	(1,521,784)	(4,892,740)

Net assets at beginning of year	470,982	503,104	4,664,671	9,557,411

Net assets at end of year	$501,055	$470,982	$3,142,887	$4,664,671

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M07 Sub-Account		M35 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$77,035	$91,148	$5,423	$6,506
Net realized gains (losses)	130,452	115,593	9,787	10,632
Net change in unrealized appreciation/ depreciation	179,467	71,524	14,816	7,608

Increase (decrease) in net assets from operations	386,954	278,265	30,026	24,746

Contract Owner Transactions:
Purchase payments received	109,346	124,945	13,338	19,244
Transfers between Sub-Accounts (including the Fixed Account), net	(1,977)	129,190	4,469	728
Withdrawals, surrenders, annuitizations and contract charges	(328,901)	(161,717)	(31,980)	(4,957)
Mortality and expense risk charges	—	—	(371)	(558)
Charges for life insurance protection and monthly administration charge	(123,085)	(143,512)	(7,005)	(8,118)

Net increase (decrease) from contract owner transactions	(344,617)	(51,094)	(21,549)	6,339

Total increase (decrease) in net assets	42,337	227,171	8,477	31,085

Net assets at beginning of year	3,323,402	3,096,231	259,058	227,973

Net assets at end of year	$3,365,739	$3,323,402	$267,535	$259,058

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M31 Sub-Account		MF1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$3,812	$692	$5,729	$(1,653)
Net realized gains (losses)	400,812	173,537	623,970	490,316
Net change in unrealized appreciation/ depreciation	572,665	(111,936)	780,774	(264,106)

Increase (decrease) in net assets from operations	977,289	62,293	1,410,473	224,557

Contract Owner Transactions:
Purchase payments received	136,947	153,035	109,220	116,374
Transfers between Sub-Accounts (including the Fixed Account), net	(697,539)	2,269,262	(245,640)	789,753
Withdrawals, surrenders, annuitizations and contract charges	(44,782)	(30,162)	(94,114)	(107,936)
Mortality and expense risk charges	(4,083)	(1,008)	(2,940)	(1,514)
Charges for life insurance protection and monthly administration charge	(153,678)	(102,767)	(176,316)	(155,389)

Net increase (decrease) from contract owner transactions	(763,135)	2,288,360	(409,790)	641,288

Total increase (decrease) in net assets	214,154	2,350,653	1,000,683	865,845

Net assets at beginning of year	3,386,443	1,035,790	5,677,055	4,811,210

Net assets at end of year	$3,600,597	$3,386,443	$6,677,738	$5,677,055

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M05 Sub-Account		M06 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(491)	$(468)	$233,021	$287,141
Net realized gains (losses)	14,092	(17,075)	(28,021)	(49,216)
Net change in unrealized appreciation/ depreciation	815,544	278,704	107,191	77,368

Increase (decrease) in net assets from operations	829,145	261,161	312,191	315,293

Contract Owner Transactions:
Purchase payments received	73,999	127,127	269,529	319,980
Transfers between Sub-Accounts (including the Fixed Account), net	631,543	(40,772)	(282,529)	(588,335)
Withdrawals, surrenders, annuitizations and contract charges	(428,498)	(87,451)	(869,524)	(189,115)
Mortality and expense risk charges	(820)	(1,013)	(7,762)	(8,489)
Charges for life insurance protection and monthly administration charge	(116,731)	(127,286)	(219,050)	(301,727)

Net increase (decrease) from contract owner transactions	159,493	(129,395)	(1,109,336)	(767,686)

Total increase (decrease) in net assets	988,638	131,766	(797,145)	(452,393)

Net assets at beginning of year	3,142,573	3,010,807	7,783,497	8,235,890

Net assets at end of year	$4,131,211	$3,142,573	$6,986,352	$7,783,497

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M33 Sub-Account		M44 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$68,934	$34,806	$85,289	$68,704
Net realized gains (losses)	503,891	525,160	(28,400)	(5,196)
Net change in unrealized appreciation/ depreciation	478,197	(189,140)	212,164	130,823

Increase (decrease) in net assets from operations	1,051,022	370,826	269,053	194,331

Contract Owner Transactions:
Purchase payments received	162,714	198,287	71,051	92,210
Transfers between Sub-Accounts (including the Fixed Account), net	(122,589)	(7,983)	12,420	(19,654)
Withdrawals, surrenders, annuitizations and contract charges	(464,110)	(248,614)	(70,880)	(82,494)
Mortality and expense risk charges	(261)	(287)	—	—
Charges for life insurance protection and monthly administration charge	(160,602)	(147,207)	(70,411)	(65,687)

Net increase (decrease) from contract owner transactions	(584,848)	(205,804)	(57,820)	(75,625)

Total increase (decrease) in net assets	466,174	165,022	211,233	118,706

Net assets at beginning of year	4,638,386	4,473,364	1,833,660	1,714,954

Net assets at end of year	$5,104,560	$4,638,386	$2,044,893	$1,833,660

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M40 Sub-Account		M83 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$9,715	$7,878	$133,665	$125,322
Net realized gains (losses)	(4,156)	(4,672)	456,565	769,673
Net change in unrealized appreciation/ depreciation	26,231	19,572	612,080	(106,827)

Increase (decrease) in net assets from operations	31,790	22,778	1,202,310	788,168

Contract Owner Transactions:
Purchase payments received	16,158	20,775	267,035	283,361
Transfers between Sub-Accounts (including the Fixed Account), net	(15,497)	37,762	(715,785)	1,061,282
Withdrawals, surrenders, annuitizations and contract charges	(13,970)	(8,339)	(222,747)	(324,208)
Mortality and expense risk charges	(310)	(268)	(1,976)	(495)
Charges for life insurance protection and monthly administration charge	(11,700)	(13,829)	(307,230)	(273,431)

Net increase (decrease) from contract owner transactions	(25,319)	36,101	(980,703)	746,509

Total increase (decrease) in net assets	6,471	58,879	221,607	1,534,677

Net assets at beginning of year	230,999	172,120	7,409,640	5,874,963

Net assets at end of year	$237,470	$230,999	$7,631,247	$7,409,640

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M08 Sub-Account		MB6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$52,941	$62,373	$29,220	$28,842
Net realized gains (losses)	196,501	160,940	220,337	299,534
Net change in unrealized appreciation/ depreciation	207,667	133,264	151,501	(159,121)

Increase (decrease) in net assets from operations	457,109	356,577	401,058	169,255

Contract Owner Transactions:
Purchase payments received	30,595	141,377	70,658	81,926
Transfers between Sub-Accounts (including the Fixed Account), net	(1,519,578)	182,661	(120,728)	(12,673)
Withdrawals, surrenders, annuitizations and contract charges	(101,868)	(12,985)	(348,775)	(62,639)
Mortality and expense risk charges	(4,624)	(4,263)	—	—
Charges for life insurance protection and monthly administration charge	(47,149)	(88,300)	(77,006)	(83,732)

Net increase (decrease) from contract owner transactions	(1,642,624)	218,490	(475,851)	(77,118)

Total increase (decrease) in net assets	(1,185,515)	575,067	(74,793)	92,137

Net assets at beginning of year	3,518,243	2,943,176	2,194,513	2,102,376

Net assets at end of year	$2,332,728	$3,518,243	$2,119,720	$2,194,513

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MA0 Sub-Account		MA1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$42,578	$35,659	$29,757	$8,205
Net realized gains (losses)	(3,711)	(15,445)	29,782	(163,758)
Net change in unrealized appreciation/ depreciation	30,778	26,069	962,801	331,115

Increase (decrease) in net assets from operations	69,645	46,283	1,022,340	175,562

Contract Owner Transactions:
Purchase payments received	59,748	47,960	57,094	109,492
Transfers between Sub-Accounts (including the Fixed Account), net	424,610	49,433	550,307	(52,486)
Withdrawals, surrenders, annuitizations and contract charges	(36,608)	(22,344)	(152,777)	(48,080)
Mortality and expense risk charges	(1,591)	(1,080)	(5,274)	(3,278)
Charges for life insurance protection and monthly administration charge	(39,953)	(24,924)	(58,674)	(42,038)

Net increase (decrease) from contract owner transactions	406,206	49,045	390,676	(36,390)

Total increase (decrease) in net assets	475,851	95,328	1,413,016	139,172

Net assets at beginning of year	899,362	804,034	2,374,856	2,235,684

Net assets at end of year	$1,375,213	$899,362	$3,787,872	$2,374,856

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M92 Sub-Account		M96 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$7,172	$—	$94,990	$87,412
Net realized gains (losses)	1,667	2,535	(25,396)	(16,084)
Net change in unrealized appreciation/ depreciation	12,927	(195)	(3,714)	(34,361)

Increase (decrease) in net assets from operations	21,766	2,340	65,880	36,967

Contract Owner Transactions:
Purchase payments received	2,844	2,992	159,927	203,848
Transfers between Sub-Accounts (including the Fixed Account), net	197,723	(148)	(137,193)	(20,629)
Withdrawals, surrenders, annuitizations and contract charges	1	(249)	(39,731)	(140,897)
Mortality and expense risk charges	(445)	(61)	—	—
Charges for life insurance protection and monthly administration charge	(16,523)	(1,776)	(168,196)	(167,856)

Net increase (decrease) from contract owner transactions	183,600	758	(185,193)	(125,534)

Total increase (decrease) in net assets	205,366	3,098	(119,313)	(88,567)

Net assets at beginning of year	39,732	36,634	3,152,857	3,241,424

Net assets at end of year	$245,098	$39,732	$3,033,544	$3,152,857

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MD2 Sub-Account		MA6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$11,260	$8,876	$355,859	$340,841
Net realized gains (losses)	(623)	(509)	(12,913)	(82,296)
Net change in unrealized appreciation/ depreciation	(3,015)	(7,478)	11,024	390,342

Increase (decrease) in net assets from operations	7,622	889	353,970	648,887

Contract Owner Transactions:
Purchase payments received	31,734	33,903	202,821	234,913
Transfers between Sub-Accounts (including the Fixed Account), net	24,042	77,767	290,583	(344,380)
Withdrawals, surrenders, annuitizations and contract charges	(5,087)	(3,718)	(124,485)	(193,908)
Mortality and expense risk charges	(373)	(342)	(2,172)	(1,283)
Charges for life insurance protection and monthly administration charge	(17,328)	(17,510)	(289,912)	(251,844)

Net increase (decrease) from contract owner transactions	32,988	90,100	76,835	(556,502)

Total increase (decrease) in net assets	40,610	90,989	430,805	92,385

Net assets at beginning of year	367,708	276,719	5,113,766	5,021,381

Net assets at end of year	$408,318	$367,708	$5,544,571	$5,113,766

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M97 Sub-Account		MD5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$15,678	$11,134	$6,227	$3,336
Net realized gains (losses)	50,448	56,037	20,557	9,056
Net change in unrealized appreciation/ depreciation	248,111	(41,614)	121,692	467

Increase (decrease) in net assets from operations	314,237	25,557	148,476	12,859

Contract Owner Transactions:
Purchase payments received	45,691	46,903	9,747	4,553
Transfers between Sub-Accounts (including the Fixed Account), net	(42,411)	327,306	99,247	(1,221)
Withdrawals, surrenders, annuitizations and contract charges	(17,438)	(14,013)	(27,119)	(13,385)
Mortality and expense risk charges	—	—	(696)	(725)
Charges for life insurance protection and monthly administration charge	(52,441)	(39,449)	(20,290)	(11,118)

Net increase (decrease) from contract owner transactions	(66,599)	320,747	60,889	(21,896)

Total increase (decrease) in net assets	247,638	346,304	209,365	(9,037)

Net assets at beginning of year	978,768	632,464	375,045	384,082

Net assets at end of year	$1,226,406	$978,768	$584,410	$375,045

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MD6 Sub-Account		ME3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$9,759	$8,080	$3,320	$2,305
Net realized gains (losses)	152,090	229,638	753	(1,057)
Net change in unrealized appreciation/ depreciation	258,655	(148,428)	68,283	(3,380)

Increase (decrease) in net assets from operations	420,504	89,290	72,356	(2,132)

Contract Owner Transactions:
Purchase payments received	60,713	48,032	13,924	7,860
Transfers between Sub-Accounts (including the Fixed Account), net	(213)	(224,452)	595,642	(3,353)
Withdrawals, surrenders, annuitizations and contract charges	(210,205)	(38,667)	(10,052)	(1,616)
Mortality and expense risk charges	—	—	(239)	(202)
Charges for life insurance protection and monthly administration charge	(59,636)	(68,297)	(11,894)	(8,407)

Net increase (decrease) from contract owner transactions	(209,341)	(283,384)	587,381	(5,718)

Total increase (decrease) in net assets	211,163	(194,094)	659,737	(7,850)

Net assets at beginning of year	1,552,309	1,746,403	173,162	181,012

Net assets at end of year	$1,763,472	$1,552,309	$832,899	$173,162

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MB8 Sub-Account		MF4 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$40,704	$44,120	$49,416	$63,217
Net realized gains (losses)	349,621	28,482	60,048	57,028
Net change in unrealized appreciation/ depreciation	298,641	594,415	134,504	(4,761)

Increase (decrease) in net assets from operations	688,966	667,017	243,968	115,484

Contract Owner Transactions:
Purchase payments received	146,274	157,777	64,958	61,719
Transfers between Sub-Accounts (including the Fixed Account), net	(136,673)	929,118	17,544	44,705
Withdrawals, surrenders, annuitizations and contract charges	(224,767)	(69,103)	(193,894)	(314,673)
Mortality and expense risk charges	(2,420)	(1,018)	(3,744)	(3,948)
Charges for life insurance protection and monthly administration charge	(151,640)	(145,462)	(56,544)	(57,155)

Net increase (decrease) from contract owner transactions	(369,226)	871,312	(171,680)	(269,352)

Total increase (decrease) in net assets	319,740	1,538,329	72,288	(153,868)

Net assets at beginning of year	4,820,143	3,281,814	2,266,123	2,419,991

Net assets at end of year	$5,139,883	$4,820,143	$2,338,411	$2,266,123

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MF6 Sub-Account		MF8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$192,894	$118,241	$60,644	$70,238
Net realized gains (losses)	391,926	230,090	174,882	181,089
Net change in unrealized appreciation/ depreciation	(5,176)	(9,845)	314,390	(69,292)

Increase (decrease) in net assets from operations	579,644	338,486	549,916	182,035

Contract Owner Transactions:
Purchase payments received	172,239	226,963	364,520	353,155
Transfers between Sub-Accounts (including the Fixed Account), net	(87,810)	12,702	200,280	(31,181)
Withdrawals, surrenders, annuitizations and contract charges	(253,461)	(259,811)	(102,015)	(179,023)
Mortality and expense risk charges	(1,488)	(1,334)	(1,714)	(1,190)
Charges for life insurance protection and monthly administration charge	(147,925)	(148,847)	(120,388)	(117,480)

Net increase (decrease) from contract owner transactions	(318,445)	(170,327)	340,683	24,281

Total increase (decrease) in net assets	261,199	168,159	890,599	206,316

Net assets at beginning of year	4,510,247	4,342,088	2,497,160	2,290,844

Net assets at end of year	$4,771,446	$4,510,247	$3,387,759	$2,497,160

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MG0 Sub-Account		MF2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(6)	$(5)	$84,444	$77,538
Net realized gains (losses)	(12,808)	(23,681)	(8,117)	(24,647)
Net change in unrealized appreciation/ depreciation	103,076	54,943	19,869	40,630

Increase (decrease) in net assets from operations	90,262	31,257	96,196	93,521

Contract Owner Transactions:
Purchase payments received	36,879	51,274	267,461	368,507
Transfers between Sub-Accounts (including the Fixed Account), net	28,957	52,360	(294,687)	952,321
Withdrawals, surrenders, annuitizations and contract charges	(424,499)	(22,150)	(848,080)	(1,703,951)
Mortality and expense risk charges	(1,634)	(1,483)	(2,198)	(2,025)
Charges for life insurance protection and monthly administration charge	(32,989)	(75,731)	(241,399)	(246,922)

Net increase (decrease) from contract owner transactions	(393,286)	4,270	(1,118,903)	(632,070)

Total increase (decrease) in net assets	(303,024)	35,527	(1,022,707)	(538,549)

Net assets at beginning of year	1,339,109	1,303,582	6,321,768	6,860,317

Net assets at end of year	$1,036,085	$1,339,109	$5,299,061	$6,321,768

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MG3 Sub-Account		MG5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$75,194	$48,321	$115,561	$145,725
Net realized gains (losses)	254,582	314,751	221,928	280,799
Net change in unrealized appreciation/ depreciation	470,579	433,352	450,484	(120,779)

Increase (decrease) in net assets from operations	800,355	796,424	787,973	305,745

Contract Owner Transactions:
Purchase payments received	211,301	257,530	253,705	270,154
Transfers between Sub-Accounts (including the Fixed Account), net	(143,289)	21,274	58,863	27,927
Withdrawals, surrenders, annuitizations and contract charges	(179,467)	(211,440)	(334,366)	(416,571)
Mortality and expense risk charges	(3,190)	(2,535)	(6,004)	(5,640)
Charges for life insurance protection and monthly administration charge	(160,196)	(131,727)	(191,703)	(147,670)

Net increase (decrease) from contract owner transactions	(274,841)	(66,898)	(219,505)	(271,800)

Total increase (decrease) in net assets	525,514	729,526	568,468	33,945

Net assets at beginning of year	5,847,034	5,117,508	5,219,601	5,185,656

Net assets at end of year	$6,372,548	$5,847,034	$5,788,069	$5,219,601

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	ME0 Sub-Account		V43 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$10,035	$14,951	$—	$—
Net realized gains (losses)	114,468	179,319	(20,226)	12,288
Net change in unrealized appreciation/ depreciation	25,037	149,482	140,981	(23,182)

Increase (decrease) in net assets from operations	149,540	343,752	120,755	(10,894)

Contract Owner Transactions:
Purchase payments received	44,855	61,120	17,357	27,580
Transfers between Sub-Accounts (including the Fixed Account), net	2,232	(467,813)	(20,297)	(22,699)
Withdrawals, surrenders, annuitizations and contract charges	(65,560)	(18,267)	(29,977)	(8,045)
Mortality and expense risk charges	(731)	(1,812)	(552)	(504)
Charges for life insurance protection and monthly administration charge	(53,795)	(45,160)	(15,011)	(15,841)

Net increase (decrease) from contract owner transactions	(72,999)	(471,932)	(48,480)	(19,509)

Total increase (decrease) in net assets	76,541	(128,180)	72,275	(30,403)

Net assets at beginning of year	1,008,450	1,136,630	333,333	363,736

Net assets at end of year	$1,084,991	$1,008,450	$405,608	$333,333

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	O01 Sub-Account		O19 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$2,318	$3,678	$9	$96
Net realized gains (losses)	166,129	133,629	8,191	3,825
Net change in unrealized appreciation/ depreciation	67,478	(161,752)	14,987	(3,104)

Increase (decrease) in net assets from operations	235,925	(24,445)	23,187	817

Contract Owner Transactions:
Purchase payments received	29,405	40,591	6,933	7,624
Transfers between Sub-Accounts (including the Fixed Account), net	(150)	(7,192)	(1,433)	23,381
Withdrawals, surrenders, annuitizations and contract charges	(187,546)	(34,400)	(385)	(417)
Mortality and expense risk charges	—	—	(151)	(116)
Charges for life insurance protection and monthly administration charge	(31,440)	(30,180)	(4,316)	(3,896)

Net increase (decrease) from contract owner transactions	(189,731)	(31,181)	648	26,576

Total increase (decrease) in net assets	46,194	(55,626)	23,835	27,393

Net assets at beginning of year	933,511	989,137	83,726	56,333

Net assets at end of year	$979,705	$933,511	$107,561	$83,726

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	O20 Sub-Account		O21 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$477	$479	$1,527	$1,057
Net realized gains (losses)	1,236	1,677	5,623	16,697
Net change in unrealized appreciation/ depreciation	19,976	(4,049)	15,150	(4,130)

Increase (decrease) in net assets from operations	21,689	(1,893)	22,300	13,624

Contract Owner Transactions:
Purchase payments received	2,326	(4,305)	7,141	7,105
Transfers between Sub-Accounts (including the Fixed Account), net	10,187	10,074	(4,183)	(445)
Withdrawals, surrenders, annuitizations and contract charges	(16,796)	(3,843)	(550)	(823)
Mortality and expense risk charges	(25)	(172)	(242)	(199)
Charges for life insurance protection and monthly administration charge	(905)	(1,663)	(3,045)	(3,425)

Net increase (decrease) from contract owner transactions	(5,213)	91	(879)	2,213

Total increase (decrease) in net assets	16,476	(1,802)	21,421	15,837

Net assets at beginning of year	66,011	67,813	134,819	118,982

Net assets at end of year	$82,487	$66,011	$156,240	$134,819

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	P10 Sub-Account		PK8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$38,447	$4,284	$207,414	$220,477
Net realized gains (losses)	(70,697)	(53,139)	(2,127)	(162,445)
Net change in unrealized appreciation/ depreciation	39,007	104,629	173,765	432,088

Increase (decrease) in net assets from operations	6,757	55,774	379,052	490,120

Contract Owner Transactions:
Purchase payments received	28,865	48,701	181,211	203,135
Transfers between Sub-Accounts (including the Fixed Account), net	(44,153)	(7,006)	84,385	(540,171)
Withdrawals, surrenders, annuitizations and contract charges	(15,004)	(15,171)	(191,864)	(153,236)
Mortality and expense risk charges	(494)	(529)	(2,176)	(2,386)
Charges for life insurance protection and monthly administration charge	(18,682)	(21,401)	(149,075)	(159,717)

Net increase (decrease) from contract owner transactions	(49,468)	4,594	(77,519)	(652,375)

Total increase (decrease) in net assets	(42,711)	60,368	301,533	(162,255)

Net assets at beginning of year	401,271	340,903	4,011,401	4,173,656

Net assets at end of year	$358,560	$401,271	$4,312,934	$4,011,401

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	PK9 Sub-Account		P06 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$1,402	$1,227	$43,712	$47,678
Net realized gains (losses)	124	(58)	(91,855)	(123,342)
Net change in unrealized appreciation/ depreciation	6,432	1,021	115,796	183,277

Increase (decrease) in net assets from operations	7,958	2,190	67,653	107,613

Contract Owner Transactions:
Purchase payments received	8,253	8,038	95,720	150,636
Transfers between Sub-Accounts (including the Fixed Account), net	479	(1,499)	(41,358)	(106,199)
Withdrawals, surrenders, annuitizations and contract charges	(23)	3,232	(348,105)	(402,706)
Mortality and expense risk charges	(88)	(65)	—	—
Charges for life insurance protection and monthly administration charge	(1,584)	(2,862)	(110,300)	(151,609)

Net increase (decrease) from contract owner transactions	7,037	6,844	(404,043)	(509,878)

Total increase (decrease) in net assets	14,995	9,034	(336,390)	(402,265)

Net assets at beginning of year	54,050	45,016	2,085,061	2,487,326

Net assets at end of year	$69,045	$54,050	$1,748,671	$2,085,061

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	P07 Sub-Account		307 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$170,731	$188,217	$—	$—
Net realized gains (losses)	(43,504)	(143,298)	469,896	587,245
Net change in unrealized appreciation/ depreciation	277,288	197,076	1,325,693	(619,687)

Increase (decrease) in net assets from operations	404,515	241,995	1,795,589	(32,442)

Contract Owner Transactions:
Purchase payments received	459,970	702,545	183,388	182,610
Transfers between Sub-Accounts (including the Fixed Account), net	(165,868)	184,628	(64,392)	(787,831)
Withdrawals, surrenders, annuitizations and contract charges	(585,057)	(2,074,895)	(271,057)	(236,241)
Mortality and expense risk charges	(46)	(56)	—	—
Charges for life insurance protection and monthly administration charge	(545,867)	(583,266)	(219,728)	(199,398)

Net increase (decrease) from contract owner transactions	(836,868)	(1,771,044)	(371,789)	(1,040,860)

Total increase (decrease) in net assets	(432,353)	(1,529,049)	1,423,800	(1,073,302)

Net assets at beginning of year	8,686,288	10,215,337	5,158,848	6,232,150

Net assets at end of year	$8,253,935	$8,686,288	$6,582,648	$5,158,848

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	W42 Sub-Account
	December 31,	December 31,
	2017	2016
Operations:
Net investment income (loss)	$—	$—
Net realized gains (losses)	54,059	50,990
Net change in unrealized appreciation/ depreciation	8,095	(20,619)

Increase (decrease) in net assets from operations	62,154	30,371

Contract Owner Transactions:
Purchase payments received	6,260	25,090
Transfers between Sub-Accounts (including the Fixed Account), net	(4,014)	(72,448)
Withdrawals, surrenders, annuitizations and contract charges	(383)	(1,257)
Mortality and expense risk charges	(655)	(504)
Charges for life insurance protection and monthly administration charge	(3,840)	(4,830)

Net increase (decrease) from contract owner transactions	(2,632)	(53,949)

Total increase (decrease) in net assets	59,522	(23,578)

Net assets at beginning of year	319,228	342,806

Net assets at end of year	$378,750	$319,228

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2017

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account I (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”). The Variable Account was established on August 25, 1999 as a funding vehicle for the variable portion of Futurity Variable Universal Life (“VUL”) contracts, Futurity Protector VUL contracts, Futurity Protector II VUL contracts, Futurity Accumulator VUL contracts, Futurity Accumulator II VUL contracts, Futurity Survivorship VUL contracts, Futurity Survivorship II VUL contracts, Executive VUL contracts, Prime VUL contracts, Protector VUL contracts, Prime Survivorship VUL contracts and certain other individual variable universal life insurance contracts (the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
D37	Delaware VIP Smid Cap Growth Series Standard Class	April 28, 2017
V43	Morgan Stanley UIF Mid Cap Growth Portfolio Class II	May 1, 2017

There were no Sub-Accounts held by the contract owners of the Variable Account that closed or were part of a fund merger during the current year.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

1. BUSINESS AND ORGANIZATION (CONTINUED)

The commencement date related to sub-accounts held by the contract owners of the Variable Account (if commenced within the past five years), is as follows:

Sub-Account	Effective Date
C60	April 29, 2016
M44, M40, M08	August 11, 2014
M07 , M35	August 16, 2013

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2017. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is reflected in the “Transfer between Sub-Accounts (including the Fixed Account), net” line on the Statement of Changes in Net Assets.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is the fair value measurements of investments. Actual results could vary from the amounts derived from management’s estimates.

Subsequent events

Management has evaluated events subsequent to December 31, 2017 noting there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2017, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2017. There were no transfers between levels during the year ended December 31, 2017.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

4. RELATED-PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

Charges related to contracts sold to persons who are officers, directors, or employees of the Sponsor or an affiliate of the Sponsor may be waived.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the contract’s account value, through the redemption of fund units for the mortality and expense risks assumed by the Sponsor. For the Executive Product this charge is deducted daily over the duration of the policy, and is guaranteed not to exceed an annual rate of 0.60% of the Variable Account assets. For the Single Life (Futurity VUL, Protector VUL, Protector II VUL, Accumulator VUL, Accumulator II VUL, Prime VUL and Protector VUL) and Survivorship Products (Survivorship VUL, Survivorship II VUL and Prime Survivorship VUL) the charge is deducted monthly with the maximum deduction not exceeding an annual rate of 0.75% of the Variable Account assets over a range of five to 15 policy years, depending on the product purchased. Thereafter, the effective annual rates range from 0.10% to 0.20% for the Single Life Products, and 0.20% to 0.36% for the Survivorship Products. These charges are reflected in the Statement of Changes in Net Assets.

Administration charges

An account administration fee (“Account Fee”) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses and issuances costs. For the Executive Product, the monthly expense charge of $5 to $10 is deducted over the duration of the policy, combined with a monthly charge based on the specified face amount of the policy. The monthly charge for the Single Life Products ranges from $8 to $10 for all policy years, combined with a monthly face amount charge for the first 5 to 20 policy years following policy issue, or each specified face amount increase, depending on the product purchased. For the Futurity Survivorship II Product, the monthly expense charge is deducted for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. For the Prime Survivorship Product, the monthly expense charge is $10 for all policy years, combined with a monthly face amount charge for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. The Account Fee is reflected in the Statement of Changes in Net Assets as part of “Charges for life insurance protection and monthly administration charge”.

Sales charges

Certain charges are deducted from the premium before it is allocated by Sub-Account. For the Executive Product the charge on premiums up to and including the premium amount used to determine commission payments to Selling Broker-Dealers (“Target Premium”) will not exceed 35% in Policy Year 1, 12% in Policy Years 2-10 and 5% thereafter. The charge on premium in excess of Target Premium will not exceed 5%. The current charge for the Single Life Products can range from 5.25% to 15.00% of premium payments, depending on the product and riders purchased. For the Futurity Survivorship and Futurity Survivorship II Product, the charge is 6% of premiums, and is guaranteed not to exceed 8%. For the Prime Survivorship Product, the charge is 18.50% of premiums, and is guaranteed not to exceed 25%.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Charges for Life Insurance Protection

On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the applicable Commissioner’s Standard Ordinary Smoker and Nonsmoker Mortality Tables. These charges are reported in the Statement of Changes in Net Assets as part of “Charges for life insurance protection and monthly administration charge”.

Surrender charges

A surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase. The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Futurity Survivorship Product, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase. For the Single Life Products, depending on the product purchased, the surrender charge can apply to the first 9 to 15 policy years following the date of policy issue, or the respective policy years from the effective date of each specified face amount increase. The Executive Product and Prime Survivorship Product do not currently impose such surrender charges. Surrender charges when deducted are retained by the Sponsor. These charges are reflected as part of “Withdrawals, surrenders, annuitizations and contract charges” in the Statement of Changes in Net Assets.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction from the premium payment.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2017 were as follows:

	Purchases	Sales
AL1	$22,576	$17,355
A70	5,201	2,799
A71	576,926	424,438
A98	19,427	13,741
A55	8,392	3,848
A54	192,211	206,283
A51	196,837	249,305
308	424,564	219,008
301	24,034	683,536
304	199,399	167,078
309	26,936	62,641
306	7,094	113,360
303	523,637	406,564
302	62,935	89,310
305	56,918	203,137
300	634,777	221,597
B18	242,327	804,539
C60	45,127	71,087
D37	362,333	57,979
D55	1,857,282	696,146
S61	344,918	234,733
D18	197,757	652,184
FD7	175,340	160,463

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
F24	$188,850	$380,320
F29	673,288	581,205
F15	64,650	27,736
F14	7,372	65,010
F21	270,039	273,623
F26	2,002,454	1,088,165
FM7	1,642,231	8,878,815
F41	575,929	334,729
FM8	800,787	1,698,210
F23	326,651	1,284,859
FE3	670,089	359,242
T20	387,512	554,365
FE6	23,234	2,024
F56	91,317	121,245
F59	60,780	111,867
F54	106,684	283,762
F53	388,909	905,738
T28	282,699	535,134
T29	1	6
G30	56,821	9,718
G32	314,927	343,977
521	38,720	40,598
G33	35,130	58,677
G31	725,739	342,107
V15	164,133	113,062
V35	92,745	769,256
V13	100,044	43,290
A39	163,276	268,320
V11	452,510	304,375
IB1	301,158	402,057
A21	644,818	2,101,443
I84	18,251	10,483
I76	8,924	6,049
MB0	119,222	94,474
MB1	96,121	83,226
MB5	66,039	131,549
MA9	81,272	87,970
MD8	830,622	2,352,405
M07	305,427	481,303
M35	29,467	38,632
M31	1,075,002	1,677,538
MF1	1,147,960	1,189,209
M05	1,121,292	892,113

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
M06	$1,036,894	$1,913,209
M33	546,653	723,990
M44	158,326	130,857
M40	31,918	47,522
M83	1,119,031	1,691,711
M08	347,580	1,814,636
MB6	124,161	527,360
MA0	534,633	85,849
MA1	805,582	385,149
M92	208,526	17,162
M96	222,364	312,567
MD2	64,287	20,039
MA6	1,079,415	646,721
M97	118,895	142,301
MD5	156,355	76,059
MD6	215,555	327,940
ME3	618,745	28,044
MB8	1,197,737	1,038,134
MF4	226,305	286,892
MF6	712,917	564,091
MF8	843,184	271,743
MG0	112,160	505,452
MF2	386,312	1,420,771
MG3	1,018,791	1,035,823
MG5	758,007	650,838
ME0	226,984	192,371
V43	29,108	77,588
O01	151,419	250,575
O19	16,096	6,230
O20	9,054	13,790
O21	10,584	7,430
P10	69,450	80,471
PK8	809,326	679,431
PK9	10,129	1,690
P06	251,576	611,907
P07	586,183	1,252,322
307	374,100	670,717
W42	60,665	8,402

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2017 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AL1	1,328	1,148	180
A70	1,273	1,080	193
A71	12,714	24,344	(11,630)
A98	3,322	3,065	257
A55	331	186	145
A54	7,823	8,309	(487)
A51	7,829	8,191	(362)
308	11,136	5,468	5,668
301	1,078	48,791	(47,713)
304	8,026	6,230	1,796
309	612	2,892	(2,280)
306	259	5,181	(4,922)
303	10,074	9,302	772
302	462	3,324	(2,862)
305	588	8,945	(8,357)
300	23,747	7,874	15,873
B18	11,769	47,255	(35,486)
C60	6,912	8,905	(1,993)
D37	6,983	1,873	5,109
D55	39,590	17,576	22,014
S61	11,091	10,308	783
D18	5,694	23,325	(17,631)
FD7	7,427	8,035	(608)
F24	5,055	22,782	(17,728)
F29	10,597	22,547	(11,950)
F15	3,147	1,775	1,372
F14	1,652	5,903	(4,252)
F21	5,388	14,624	(9,237)
F26	76,813	47,045	29,768
FM7	71,261	382,199	(310,937)
F41	27,182	18,286	8,896
FM8	84,002	157,758	(73,756)
F23	21,758	81,917	(60,159)
FE3	33,395	21,084	12,311
T20	13,867	24,520	(10,654)
FE6	647	97	549
F56	3,811	6,027	(2,216)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
F59	2,298	6,912	(4,614)
F54	2,661	18,872	(16,211)
F53	9,816	42,619	(32,803)
T28	15,728	33,767	(18,039)
G30	510	460	50
G32	9,920	11,284	(1,364)
521	393	1,247	(855)
G33	2,602	4,715	(2,112)
G31	11,021	18,289	(7,268)
V15	6,294	7,757	(1,463)
V35	2,595	29,560	(26,965)
V13	4,208	2,158	2,051
A39	4,952	14,562	(9,610)
V11	10,666	4,581	6,085
IB1	10,995	18,145	(7,150)
A21	29,048	142,443	(113,395)
I84	296	646	(350)
I76	26	331	(305)
MB0	4,387	6,663	(2,276)
MB1	15,110	15,345	(235)
MB5	6,226	10,933	(4,707)
MA9	7,275	9,462	(2,187)
MD8	135,330	288,900	(153,570)
M07	15,812	41,470	(25,659)
M35	1,341	2,947	(1,605)
M31	35,071	74,341	(39,271)
MF1	40,562	65,238	(24,677)
M05	57,420	49,598	7,823
M06	56,384	156,793	(100,409)
M33	17,003	47,363	(30,360)
M44	9,922	15,271	(5,349)
M40	3,093	5,551	(2,458)
M83	28,578	81,117	(52,538)
M08	6,766	132,949	(126,183)
MB6	4,563	23,730	(19,167)
MA0	29,367	5,257	24,110
MA1	85,328	33,251	52,077
M92	15,334	1,297	14,036

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
M96	10,213	20,050	(9,838)
MD2	4,341	1,780	2,562
MA6	57,614	39,940	17,673
M97	5,796	8,943	(3,147)
MD5	7,707	3,753	3,954
MD6	7,540	17,715	(10,176)
ME3	54,999	1,846	53,153
MB8	18,336	32,015	(13,679)
MF4	7,338	17,540	(10,202)
MF6	11,560	26,774	(15,213)
MF8	27,754	12,119	15,635
MG0	6,205	35,773	(29,568)
MF2	38,529	133,151	(94,622)
MG3	35,037	48,190	(13,152)
MG5	17,452	28,432	(10,980)
ME0	3,502	6,151	(2,649)
V43	699	2,595	(1,896)
O01	3,009	10,484	(7,475)
O19	871	778	93
O20	803	1,202	(399)
O21	628	678	(51)
P10	8,752	17,131	(8,379)
PK8	20,461	17,359	3,102
PK9	733	141	592
P06	13,517	35,830	(22,313)
P07	43,972	84,509	(40,537)
307	13,967	24,812	(10,845)
W42	499	632	(133)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2016 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AL1	5,682	19,582	(13,900)
A70	3,197	2,452	745
A71	80,688	56,622	24,066
A98	5,897	3,542	2,355
A55	195	497	(302)
A54	12,229	12,756	(527)
A51	9,550	9,579	(29)
308	12,132	2,027	10,105
301	49,855	1,231	48,624
304	229	716	(487)
309	877	1,338	(461)
306	612	936	(324)
303	2,684	1,834	850
302	1,094	34,338	(33,244)
305	1,462	1,111	351
300	3,712	23,914	(20,202)
B18	47,811	71,054	(23,243)
C60	61,611	3,937	57,674
C62	785	47,283	(46,498)
D37	13,443	13,462	(19)
D55	11,669	18,047	(6,378)
S61	30,997	36,136	(5,139)
D18	41,947	49,334	(7,387)
FD7	14,809	11,356	3,453
F24	28,265	39,889	(11,624)
F29	39,251	48,610	(9,359)
F15	4,936	4,978	(42)
F14	1,301	3,006	(1,705)
F21	24,340	29,990	(5,650)
F26	162,097	155,986	6,111
FM7	320,856	340,531	(19,675)
F41	7,626	13,024	(5,398)
FM8	446,017	383,136	62,881
F23	103,338	113,818	(10,480)
FE3	28,269	95,747	(67,478)
T20	72,209	82,175	(9,966)
FE6	890	7,214	(6,324)
F56	14,564	15,917	(1,353)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
F59	4,438	6,347	(1,909)
F54	10,688	25,137	(14,449)
F53	43,349	26,436	16,913
T28	2,258	5,594	(3,336)
T29	—	1	(1)
G30	2,123	2,029	94
G32	14,670	15,792	(1,122)
521	2,551	3,138	(587)
G33	12,565	15,487	(2,922)
G31	41,164	55,396	(14,232)
V15	17,571	19,464	(1,893)
V35	44,986	23,011	21,975
V13	6,705	8,813	(2,108)
A39	4,106	4,674	(568)
V11	9,959	9,233	726
IB1	16,348	18,101	(1,753)
A21	215,398	105,722	109,676
I84	8,648	9,240	(592)
I76	1,337	1,978	(641)
MB0	7,836	10,680	(2,844)
MB1	21,576	21,173	403
MB5	10,012	13,142	(3,130)
MA9	7,187	12,162	(4,975)
MD8	285,862	774,822	(488,960)
M07	86,324	90,446	(4,122)
M35	5,239	4,367	872
M31	172,687	33,968	138,719
MF1	94,725	56,955	37,770
M05	63,266	72,682	(9,416)
M06	88,929	162,378	(73,449)
M33	47,522	61,268	(13,746)
M44	45,160	53,054	(7,894)
M40	9,792	5,684	4,108
M83	204,957	163,146	41,811
M08	31,625	17,625	14,000
MB6	23,003	26,930	(3,927)
MA0	10,674	7,805	2,869
MA1	41,361	50,072	(8,711)
M92	789	718	71

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
M96	48,025	54,448	(6,423)
MD2	12,003	4,975	7,028
MA6	65,686	97,438	(31,752)
M97	35,524	16,288	19,236
MD5	2,675	3,703	(1,028)
MD6	24,679	41,092	(16,413)
ME3	1,564	2,253	(689)
MB8	130,100	77,429	52,671
MF4	6,715	23,405	(16,690)
MF6	32,223	37,426	(5,203)
MF8	45,403	43,378	2,025
MG0	19,866	19,712	154
MF2	248,583	304,213	(55,630)
MG3	110,581	113,575	(2,994)
MG5	69,388	84,652	(15,264)
ME0	50,448	67,733	(17,285)
V43	13,775	13,693	82
O01	12,584	14,155	(1,571)
O19	2,437	383	2,054
O20	989	1,113	(124)
O21	589	446	143
P10	17,480	16,029	1,451
PK8	41,554	73,249	(31,695)
PK9	1,944	1,282	662
P06	28,405	56,495	(28,090)
P07	136,990	226,093	(89,103)
307	45,760	83,241	(37,481)
W42	1,562	5,288	(3,726)

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, and the totalreturn, for each of the five years in the period ended December 31, is as follows:

	At December 31,			For the years ended December 31,
				Investment	Expense
			Net	Income	Ratio
	Units	Unit Value[4,5]	Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
AL1
2017	3,853	$20.9113	$80,570	1.87%	— %	15.62%
2016	1,845	18.0860	33,367	0.20	—	4.44
2015	17,574	17.3166	304,321	2.00	—	1.29
2014	17,874	17.0954	305,568	2.41	—	7.11
2013	17,785	15.9607	283,855	2.25	—	16.27

A70
2017	5,849	13.3906	78,326	0.29	—	36.30
2016	5,656	9.8246	55,569	—	—	0.88
2015	4,911	9.9114	48,672	—	—	2.65
2014	7,038	9.6557	67,955	—	—	4.81
2013	8,737	9.2129	80,496	0.02	—	22.93

A71
2017	178,080	26.0292	4,635,279	1.24	—	18.60
2016	189,710	21.9478	4,163,713	0.96	—	11.07
2015	165,644	19.7603	3,273,136	1.19	—	1.43
2014	174,347	19.4824	3,394,061	1.09	—	9.29
2013	193,255	17.8263	3,445,010	1.13	—	34.59

A98
2017	23,396	8.3919	196,331	2.03	—	25.09
2016	15,606	6.7085	104,690	0.75	—	(0.80)
2015	20,984	6.7625	140,549	2.28	—	2.40
2014	20,580	6.6039	135,909	3.51	—	(6.46)
2013	19,775	7.0600	139,610	6.37	—	22.73

A55
2017	5,428	22.1912 to 20.3418	120,614	1.54	— to 0.50	21.32 to 20.72
2016	5,284	18.2914 to 16.8505	96,869	1.80	— to 0.50	9.70 to 10.24
2015	5,586	16.5920 to 15.3612	92,974	1.71	— to 0.50	0.47 to 0.98
2014	5,774	19.7406 to 15.2886	95,368	2.19	— to 0.50	11.96 to 12.52
2013	6,432	17.5799 to 13.6559	94,108	1.96	— to 0.50	29.27 to 29.92

A54
2017	30,722	30.5076	937,260	—	—	29.79
2016	31,209	23.5053	733,573	—	—	0.97
2015	31,736	23.2786	739,209	—	—	(1.56)
2014	33,345	23.6485	788,547	—	—	8.01
2013	34,326	21.8945	751,541	0.33	—	35.84

A51
2017	895	31.6233 to 24.0183	24,049	—	— to 0.20	28.73 to 28.48
2016	1,257	24.5653 to 18.6949	27,502	—	— to 0.20	6.03 to 6.24
2015	1,286	23.1228 to 17.6322	26,355	—	— to 0.20	(3.51) to (3.32)
2014	630	23.9163 to 18.2737	11,522	—	— to 0.20	0.24 to 1.43
2013	1,321	18.2306 to 16.1179	23,484	—	— to 0.20	33.59 to 33.99

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
				Investment	Expense
			Net	Income	Ratio
	Units	Unit Value[4,5]	Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
308
2017	47,075	$29.0233	$1,366,271	1.95%	—	17.04%
2016	41,407	13.4854	1,026,809	10.34	—	18.70
2015	31,302	20.8912	653,941	1.97	—	(2.93)
2014	29,064	21.5218	625,509	3.17	—	15.36
2013	29,824	18.6562	556,396	1.66	—	33.00

301
2017	20,092	14.3912	289,144	1.28	—	3.66
2016	67,805	13.8825	941,295	2.08	—	2.94
2015	19,181	13.4854	258,665	1.86	—	0.27
2014	19,978	13.4486	268,670	2.08	—	5.28
2013	17,896	12.7743	228,603	1.77	—	(2.16)

304
2017	18,660	29.4604	549,727	0.59	—	31.47
2016	16,864	22.4087	377,907	8.75	—	0.62
2015	17,351	22.2704	386,407	0.59	—	6.94
2014	55,973	20.8258	1,165,671	1.17	—	2.31
2013	56,235	20.3549	1,144,655	1.27	—	29.18

309
2017	15,751	26.6463	419,716	2.14	—	26.06
2016	18,031	21.1370	381,131	1.84	—	7.35
2015	18,492	19.6907	364,120	1.09	—	(1.34)
2014	53,610	19.9584	1,069,971	3.55	—	5.64
2013	59,315	18.8928	1,120,636	3.40	—	22.53

306
2017	21,658	25.1316	544,307	0.44	—	25.89
2016	26,580	19.9627	530,607	18.19	—	2.10
2015	26,904	19.5524	526,030	—	—	0.27
2014	29,801	19.5004	581,131	0.13	—	2.12
2013	32,156	19.0950	614,014	0.86	—	28.28

303
2017	35,921	33.2295	1,193,661	0.49	—	28.29
2016	35,149	25.9017	910,435	9.54	—	9.49
2015	34,299	23.6573	811,433	0.54	—	6.86
2014	52,012	22.1390	1,151,499	0.81	—	8.51
2013	51,520	20.4029	1,051,170	0.95	—	30.10

302
2017	22,625	29.7514	673,086	1.40	—	22.38
2016	25,487	24.3104	619,550	12.80	—	11.52
2015	58,731	21.7990	1,280,249	2.24	—	1.45
2014	22,297	21.4864	479,050	1.34	—	10.63
2013	20,747	19.4211	402,906	1.41	—	33.50

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
				Investment	Expense
			Net	Income	Ratio
	Units	Unit Value[4,5]	Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
305
2017	11,021	$20.2418	$223,086	6.22%	—	6.89%
2016	19,378	18.9374	366,971	6.24	—	17.69
2015	19,027	16.0904	306,147	2.52	—	(7.30)
2014	112,910	17.3571	1,959,782	5.04	—	0.63
2013	111,336	17.2478	1,920,295	7.18	—	6.60

300
2017	177,807	21.4836	3,819,934	1.37	—	32.14
2016	161,932	16.2577	2,632,669	9.87	—	3.53
2015	182,134	15.7031	2,860,101	1.54	—	(4.53)
2014	178,502	16.4475	2,935,907	2.43	—	(2.65)
2013	52,513	16.8957	887,239	1.30	—	21.63

B18
2017	117,566	18.7191 to 17.8771	2,199,314	1.24	— to 0.50	13.71 to 13.14
2016	98,197	16.4625 to 15.8003	1,615,453	1.15	— to 0.50	3.29 to 3.80
2015	176,295	15.8591 to 15.2971	2,794,838	1.02	— to 0.50	(1.49) to (1.00)
2014	212,033	16.0194 to 15.5289	3,395,094	2.34	— to 0.50	1.43 to 1.93
2013	192,412	15.7157 to 15.3107	3,022,529	1.07	— to 0.50	13.85 to 14.42

C60
2017	55,681	13.4865	750,942	—	—	27.84
2016	57,674	10.5496	608,442	—	—	5.50

C62
2016	—	11.6050	—	—	—	(6.46)
2015	46,492	12.4062	576,861	—	—	1.26
2014	59,105	12.2519	724,134	—	—	8.82
2013	56,797	11.2586	639,443	0.24	—	42.00

D37
2017	28,070	47.5879	1,335,775	0.28	—	18.65
2016	22,960	40.1092	920,918	0.23	—	8.29
2015	22,979	37.0374	851,050	0.32	—	7.54
2014	21,646	34.4409	741,320	0.08	—	3.15
2013	35,094	33.3896	1,167,721	0.02	—	41.32

D55
2017	113,747	47.5035 to 21.1488	4,978,871	0.74	—	14.03
2016	73,754	41.6580	3,072,494	0.83	—	20.71
2015	98,111	34.5119	3,012,936	0.77	—	(4.85)
2014	108,164	36.2728 to 16.1489	3,544,464	0.71	—	4.47
2013	114,644	34.7192 to 15.4572	3,581,305	1.41	—	38.31

S61
2017	91,687	35.5848	3,262,670	0.73	—	10.52
2016	90,904	32.1967	2,926,815	0.59	—	16.89
2015	96,043	27.5450	2,645,503	0.32	—	(1.91)
2014	103,309	28.0815	2,895,668	0.81	—	5.53
2013	109,736	26.6110	2,916,841	1.11	—	35.24

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
				Investment	Expense
			Net	Income	Ratio
	Units	Unit Value[4,5]	Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
D18
2017	121,771	$35.0494 to $32.7837	$4,259,972	1.06%	— % to 0.50%	15.38% to 14.80%
2016	139,403	30.3783 to 28.5561	4,227,878	1.05	— to 0.50	14.90 to 15.47
2015	146,790	26.3087 to 24.8539	3,854,846	0.61	— to 0.50	(2.77) to (2.29)
2014	158,162	26.9245 to 25.5628	4,251,391	0.97	— to 0.50	11.53 to 12.09
2013	165,398	24.0203 to 22.9159	3,966,657	1.39	— to 0.50	34.32 to 34.99

FD7
2017	23,776	26.0900 to 24.9164	617,389	1.42	— to 0.50	16.12 to 15.54
2016	18,749	22.4690 to 21.5652	418,215	1.25	— to 0.50	6.45 to 6.98
2015	20,931	21.0032 to 20.2589	438,509	1.50	— to 0.50	(0.14) to 0.36
2014	19,632	20.9278 to 20.2871	409,908	1.36	— to 0.50	9.47 to 10.02
2013	17,230	19.0220 to 18.5319	327,017	1.41	— to 0.50	17.23 to 19.28

F24
2017	95,285	19.3732	1,845,993	0.79	—	21.59
2016	56,981	15.9337	907,919	0.60	—	7.73
2015	124,634	14.7904	1,843,427	0.62	—	0.42
2014	216,027	14.7292	3,181,916	0.78	—	11.65
2013	213,306	13.1918	2,813,892	0.98	—	30.95

F29
2017	229,514	38.2035	8,768,239	0.91	—	21.76
2016	241,464	31.3756	7,576,119	0.73	—	7.91
2015	250,823	29.0752	7,292,511	0.92	—	0.56
2014	267,587	28.9139	7,728,962	0.87	—	11.82
2013	281,867	25.8584	7,285,517	0.94	—	31.14

FB9
2013	—	—	1	0.03	—	12.67

F15
2017	25,770	16.0361	413,245	1.37	—	16.26
2016	2,759	13.7933	38,055	1.32	—	5.80
2015	24,440	13.0369	318,620	1.70	—	(0.46)
2014	27,439	13.0970	359,364	1.53	—	4.60
2013	25,704	12.5215	321,850	1.76	—	15.63

F14
2017	3,602	16.6702	60,047	0.98	—	20.69
2016	3,567	13.8120	49,265	1.23	—	6.37
2015	9,559	12.9844	124,115	1.53	—	(0.53)
2014	8,926	13.0535	116,523	1.37	—	4.74
2013	9,206	12.4624	114,729	1.58	—	21.41

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
				Investment	Expense
			Net	Income	Ratio
	Units	Unit Value[4,5]	Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
F21
2017	123,582	$24.4658	$3,023,521	0.12%	—%	35.00%
2016	132,818	18.1226	2,407,019	—	—	0.71
2015	138,468	17.9942	2,491,604	0.17	—	7.05
2014	153,358	16.8088	2,577,766	0.09	—	11.19
2013	158,269	15.1174	2,392,617	0.19	—	36.20

F26
2017	805,783	21.4155	17,256,166	1.66	—	21.41
2016	250,616	17.6396	4,420,761	1.34	—	11.58
2015	769,903	15.8087	12,171,160	1.78	—	1.08
2014	816,793	15.6394	12,774,138	1.58	—	13.29
2013	750,573	13.8050	10,361,657	1.68	—	31.91

FM7
2017	664,334	27.5176	18,280,858	1.62	—	21.59
2016	975,271	22.6318	22,072,135	1.42	—	11.75
2015	994,946	20.2527	20,150,326	1.86	—	1.24
2014	1,084,307	20.0055	21,686,974	1.70	—	13.46
2013	994,277	17.6328	17,531,908	1.85	—	32.11

F41
2017	106,899	20.5498	2,196,752	0.49	—	20.54
2016	40,953	17.0487	698,203	0.27	—	11.92
2015	103,400	15.2325	1,575,033	0.21	—	(1.63)
2014	160,356	15.4847	2,483,064	0.02	—	6.03
2013	159,674	14.6038	2,331,848	0.29	—	35.87

FM8
2017	287,716	12.5181	3,601,663	0.57	—	0.58
2016	361,472	12.4466	4,499,086	0.10	—	0.11
2015	298,591	12.4335	3,712,550	0.01	—	0.01
2014	334,465	12.4324	4,158,468	0.01	—	0.01
2013	490,302	12.4312	6,095,282	0.01	—	0.01

F23
2017	298,222	21.1014	6,292,906	1.32	—	30.10
2016	358,382	16.2191	5,812,626	1.38	—	(5.12)
2015	368,862	17.0946	6,304,807	1.24	—	3.49
2014	405,689	16.5180	6,705,214	1.17	—	(8.16)
2013	461,623	17.9856	8,302,432	1.27	—	30.38

FE3
2017	157,414	16.7301	2,633,524	1.09	—	14.57
2016	51,836	14.6019	756,907	0.44	—	5.17
2015	212,674	13.8841	2,951,472	0.90	—	1.84
2014	137,629	13.6330	1,876,277	2.76	—	(1.23)
2013	133,405	13.8022	1,841,280	1.80	—	13.25

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
				Investment	Expense
			Net	Income	Ratio
	Units	Unit Value[4,5]	Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
T20
2017	182,395	$30.3730	$5,539,898	2.58%	— %	16.69%
2016	193,049	26.0283	5,024,763	1.91	—	7.18
2015	203,015	24.2858	4,930,166	3.04	—	(6.49)
2014	256,420	25.9718	6,665,744	1.90	—	(11.13)
2013	275,095	29.2248	8,039,457	2.39	—	22.97

FE6
2017	7,330	21.8571	160,221	2.63	—	11.98
2016	1,207	19.5191	23,570	2.87	—	13.18
2015	13,104	17.2460	225,991	2.91	—	(6.21)
2014	12,501	18.3885	229,865	2.75	—	2.85
2013	12,031	17.8792	215,110	11.62	—	23.77

F56
2017	58,665	31.2415 to 20.4344	1,808,702	1.64	— to 0.20	18.50 to 18.26
2016	58,342	26.3642 to 17.2786	1,532,064	2.01	— to 0.20	9.40 to 9.62
2015	62,234	24.0506 to 16.2213	1,472,082	2.65	— to 0.20	(3.53) to (2.72)
2014	77,920	25.7188 to 16.8153	1,976,803	1.34	— to 0.20	(3.30) to (2.81)
2013	77,941	26.4637 to 17.3889	2,039,246	2.64	— to 0.20	28.04 to 30.82

F59
2017	32,264	16.8809	544,650	4.00	—	9.67
2016	11,984	15.3921	184,457	4.84	—	14.02
2015	38,787	13.4991	523,578	5.20	—	(7.05)
2014	56,196	14.5236	816,171	4.80	—	4.62
2013	51,093	13.8828	709,314	6.21	—	13.94

F54
2017	73,594	15.9487	1,173,729	2.10	—	8.35
2016	39,233	14.7200	577,502	2.17	—	16.06
2015	104,254	12.6833	1,322,316	3.16	—	(4.94)
2014	169,568	13.3419	2,262,365	2.04	—	7.12
2013	170,822	12.4548	2,127,566	2.06	—	28.26

F53
2017	66,161	22.3712	1,480,090	0.61	—	10.65
2016	51,407	20.2177	1,039,331	0.72	—	30.19
2015	82,051	15.5298	1,274,239	0.67	—	(7.39)
2014	102,105	16.7684	1,712,130	0.61	—	0.57
2013	103,101	16.6731	1,719,021	1.33	—	36.24

T28
2017	58,285	16.2576	947,567	3.06	—	4.56
2016	8,541	15.5488	132,800	3.45	—	7.94
2015	79,660	14.4052	1,147,509	6.85	—	(3.87)
2014	117,053	14.9849	1,754,026	5.79	—	1.86
2013	104,330	14.7111	1,534,809	5.87	—	3.32

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
				Investment	Expense
			Net	Income	Ratio
	Units	Unit Value[4,5]	Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
T29
2017	2	$13.2550	$24	3.75%	— %	1.34%
2016	2	13.0799	29	3.03	—	0.66
2015	3	12.9937	36	2.54	—	0.47
2014	3	12.9323	42	2.68	—	3.38
2013	4	12.5090	48	2.86	—	(2.24)

G30
2017	10,817	22.5721 to 23.4011	249,076	1.73	0.20 to 0.50	9.64 to 9.31
2016	10,766	20.5882 to 21.4079	226,550	2.25	0.20 to 0.50	11.03 to 11.36
2015	10,672	18.4880 to 19.2816	201,844	1.45	0.20 to 0.50	(4.89) to (4.60)
2014	10,801	20.2725 to 19.3801	214,274	1.36	0.20 to 0.50	12.37 to 12.71
2013	13,161	18.0401 to 17.1945	230,901	1.24	0.20 to 0.50	32.57 to 32.97

G32
2017	10,943	32.7096 to 30.5951	357,141	0.47	— to 0.50	11.07 to 10.52
2016	12,307	29.4499 to 27.6834	360,201	1.22	— to 0.50	12.97 to 13.53
2015	13,429	25.9401 to 24.5057	346,503	0.42	— to 0.50	(9.69) to (0.62)
2014	12,366	28.5815 to 27.1361	351,464	0.99	— to 0.50	13.01 to 13.57
2013	13,724	25.1664 to 24.0094	343,642	0.84	— to 0.50	32.23 to 32.89

521
2017	6,608	38.9581 to 37.5088	252,318	0.54	0.20 to 0.50	11.34 to 11.01
2016	7,463	34.9891 to 33.7880	256,002	1.15	0.20 to 0.50	22.59 to 22.95
2015	8,050	28.4570 to 27.5622	225,426	0.27	0.20 to 0.50	(2.61) to (2.32)
2014	9,357	29.1332 to 28.3016	268,872	0.79	0.20 to 0.50	6.40 to 6.71
2013	9,483	27.3000 to 26.6002	255,827	1.00	0.20 to 0.50	34.95 to 35.35

G33
2017	23,286	16.1347 to 13.7939	342,549	1.89	0.20 to 0.50	26.35 to 25.98
2016	25,398	12.7698 to 10.9497	296,493	1.92	0.20 to 0.50	(3.21) to (2.92)
2015	28,320	13.1541 to 11.3130	345,518	1.66	0.20 to 0.50	0.55 to 0.85
2014	28,825	13.0428 to 11.2509	350,063	3.69	0.20 to 0.50	(8.00) to (7.73)
2013	28,828	14.1350 to 12.2295	380,623	1.76	0.20 to 0.50	23.59 to 23.96

G31
2017	183,266	27.0932 to 23.6249	4,884,290	1.41	— to 0.50	24.07 to 23.45
2016	190,534	21.8376 to 19.1369	4,091,891	1.31	— to 0.50	10.18 to 10.73
2015	204,766	19.7211 to 17.3683	3,969,899	1.34	— to 0.50	(0.69) to (0.20)
2014	230,536	19.7598 to 17.4894	4,487,858	1.44	— to 0.50	15.79 to 16.37
2013	242,755	16.9808 to 15.1048	4,060,684	1.14	— to 0.50	36.83 to 37.52

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
				Investment	Expense
			Net	Income	Ratio
	Units	Unit Value[4,5]	Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
V15
2017	50,726	$20.2832 to $19.7174	$1,025,383	0.08%	—% to 0.50%	27.34% to 26.71%
2016	52,189	15.9283 to 15.5611	828,929	—	— to 0.50	1.76 to 2.27
2015	54,082	15.5751 to 15.2919	840,297	—	— to 0.50	4.48 to 5.01
2014	65,125	14.8325 to 14.6356	964,431	0.04	— to 0.50	7.90 to 8.44
2013	63,666	13.6781 to 13.5640	869,679	0.45	— to 0.50	39.44 to 40.14

V35
2017	9,560	26.8547	256,715	0.72	—	9.68
2016	30,785	24.4843	753,762	0.17	—	15.22
2015	14,549	22.5744 to 21.2504	309,181	0.01	—	(9.36) to (0.67)
2014	34,855	22.7266 to 23.4444	816,569	0.19	—	8.93 to 9.48
2013	38,565	20.8629 to 21.4148	825,400	0.52	—	33.27 to 33.93

V13
2017	17,924	20.3335	364,442	2.12	—	17.57
2016	1,491	17.2941	25,786	1.38	—	16.99
2015	17,981	14.7829	265,819	0.99	—	(6.19)
2014	35,316	15.7591	556,543	0.88	—	9.10
2013	55,856	14.4445	806,808	1.37	—	35.65

A39
2017	55,587	22.7920 to 17.5908	1,052,110	0.98	— to 0.50	13.17 to 12.61
2016	33,256	20.1389 to 15.6206	579,293	0.77	— to 0.50	9.72 to 10.26
2015	65,764	18.2643 to 14.2372	997,877	1.14	— to 0.50	(6.24) to (5.77)
2014	71,296	19.3826 to 15.1845	1,145,452	0.85	— to 0.50	7.61 to 8.15
2013	74,505	17.9226 to 14.1109	1,113,037	1.38	— to 0.50	28.61 to 29.25

V11
2017	27,279	23.7081 to 23.6045	646,054	1.31	—	10.78
2016	14,307	21.4013 to 21.3077	306,195	1.60	—	14.77 to 14.84
2015	20,468	18.6365	381,028	1.60	—	(2.59)
2014	53,589	19.1310 to 19.0474	1,023,616	1.99	—	8.77
2013	34,800	17.5890 to 17.5121	610,666	1.50	—	24.89

IB1
2017	61,999	31.9713	1,982,178	1.52	—	14.32
2016	69,149	27.9669	1,933,879	1.15	—	19.69
2015	70,902	23.3652	1,656,629	2.92	—	(3.06)
2014	80,564	24.1033	1,941,655	1.71	—	10.28
2013	75,572	21.8565	1,651,568	1.44	—	34.08

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
				Investment	Expense
			Net	Income	Ratio
	Units	Unit Value[4,5]	Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
A21
2017	438,736	$27.8159 to $19.8967	$9,289,424	1.47%	— % to 0.50%	23.00% to 22.39%
2016	552,131	22.6142 to 10.8800	6,418,027	1.41	— to 0.50	52.11
2015	442,455	22.7168 to 10.9294	7,748,444	1.58	— to 0.50	(2.34)
2014	439,102	23.2618 to 11.1915	7,353,127	1.69	— to 0.50	(0.17) to 0.33
2013	372,696	23.1849 to 11.1545	6,415,154	1.28	— to 0.50	18.42 to 19.01

I84
2017	12,778	18.2620	233,350	—	—	22.49
2016	13,128	14.9089	195,722	—	—	0.76
2015	13,720	14.7971	203,018	—	—	1.21
2014	14,017	14.6207	204,934	—	—	8.04
2013	12,203	13.5330	165,140	0.41	—	37.01

I76
2017	10,041	20.1191	202,013	—	—	14.06
2016	10,346	17.6397	182,505	—	—	12.06
2015	10,987	15.7407	172,949	—	—	(5.52)
2014	10,678	16.6601	177,904	—	—	2.36
2013	12,522	16.2757	197,776	0.01	—	37.46

MB0
2017	28,711	25.6187	735,534	—	—	19.02
2016	30,987	21.5250	666,987	—	—	21.06
2015	33,831	17.7804	602,082	—	—	(6.58)
2014	37,926	19.0329	721,855	—	—	12.42
2013	38,195	16.9304	646,671	—	—	39.20

MB1
2017	101,561	10.5284	1,069,281	1.67	—	24.05
2016	101,796	8.4873	863,972	1.22	—	0.05
2015	101,393	8.4917	861,130	1.57	—	(3.94)
2014	116,445	8.8401	1,029,389	1.96	—	(7.06)
2013	153,834	9.5114	1,463,174	2.67	—	16.32

MB5
2017	52,687	23.2030	1,222,509	—	—	38.97
2016	57,394	16.6958	958,244	—	—	(2.32)
2015	60,524	17.0928	1,035,410	0.03	—	7.70
2014	75,173	15.8702	1,193,017	0.04	—	10.21
2013	75,900	14.3997	1,092,934	0.59	—	36.15

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
				Investment	Expense
			Net	Income	Ratio
	Units	Unit Value[4,5]	Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
MA9
2017	27,025	$18.5401	$501,055	1.45%	— %	14.99%
2016	29,212	16.1227	470,982	1.84	—	9.64
2015	34,187	14.7052	503,104	1.27	—	(0.66)
2014	42,876	14.8025	634,667	1.17	—	9.68
2013	43,243	13.4958	583,602	2.62	—	34.22

MD8
2017	314,408	10.0305 to 9.7781	3,142,887	0.28	— to 0.50	0.30 to (0.20)
2016	235,617	10.0009	2,340,866	0.01	—	(0.49)
2015	956,937	10.0000	9,557,411	—	—	(0.50)
2014	616,930	10.0000	6,161,030	—	—	(0.50)
2013	868,403	10.0000	8,679,631	—	—	(0.50)

M07
2017	237,164	14.2257 to 13.9189	3,365,739	2.34	— to 0.50	12.30 to 11.74
2016	262,823	12.6677 to 12.4563	3,323,402	2.89	— to 0.50	8.55 to 9.09
2015	266,945	11.6117 to 11.4749	3,096,231	2.57	— to 0.50	(0.87) to (0.37)
2014	293,838	11.6549 to 11.5751	3,422,281	1.84	— to 0.50	7.96 to 8.50
2013	315,166	10.7420 to 10.7218	3,384,754	1.74	— to 0.50	7.22 to 7.42

M35
2017	18,947	14.1206	267,535	2.06	—	12.02
2016	5,642	12.6049	71,116	2.44	—	8.82
2015	19,680	11.5838	227,973	2.33	—	(0.58)
2014	21,393	11.6513	249,255	1.70	—	8.24
2013	19,559	10.7647	210,546	1.56	—	7.65

M31
2017	162,756	22.3547 to 21.6400	3,600,597	0.11	— to 0.50	31.40 to 30.75
2016	87,029	17.0122 to 16.5503	1,472,015	0.05	—	1.93 to 2.44
2015	63,308	16.6065 to 16.2362	1,035,790	0.15	—	7.02 to 7.56
2014	34,980	15.4394 to 15.1084	535,047	0.10	—	8.40 to 8.94
2013	38,630	14.1718 to 13.8679	543,076	0.24	—	36.17 to 36.85

MF1
2017	308,479	21.7930 to 21.2449	6,677,738	0.13	— to 0.50	27.00 to 26.37
2016	244,572	17.1604 to 16.7868	4,190,031	—	— to 0.50	4.73 to 4.91
2015	295,385	16.3572 to 16.0011	4,811,210	—	— to 0.50	4.61
2014	308,606	15.6361 to 15.2956	4,806,727	—	— to 0.50	8.32 to 8.86
2013	317,305	14.3632 to 14.0505	4,543,411	—	— to 0.50	37.04 to 37.72

M05
2017	219,714	18.8535 to 18.3793	4,131,211	—	— to 0.50	26.65 to 26.03
2016	182,236	14.8857 to 14.5617	2,710,753	—	— to 0.50	8.85
2015	221,307	13.6502 to 13.3531	3,010,807	—	— to 0.50	(1.89)
2014	232,383	13.9125 to 13.6097	3,225,277	—	— to 0.50	(7.72) to (7.26)
2013	63,083	15.0012 to 14.6747	931,319	—	— to 0.50	40.82 to 41.52

M06
2017	613,776	11.4131 to 11.1260	6,986,352	3.27	— to 0.50	4.46 to 3.94
2016	327,671	10.9262 to 10.7044	3,576,025	3.58	— to 0.50	3.72 to 4.23
2015	787,635	10.4824 to 10.3208	8,235,890	3.30	— to 0.50	(0.80)
2014	720,633	10.5142 to 10.4039	7,561,193	2.91	— to 0.50	5.32
2013	722,781	9.9335 to 9.8784	7,165,286	1.13	— to 0.50	(1.53)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
				Investment	Expense
			Net	Income	Ratio
	Units	Unit Value[4,5]	Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
M33
2017	250,922	$20.3558 to $19.9504	$5,104,560	1.37%	— %	23.37%
2016	272,798	16.5001 to 16.1714	4,501,183	0.78	—	8.56 to 8.74
2015	295,028	15.1745	4,473,364	0.74	—	0.80
2014	307,988	14.7536 to 15.0534	4,653,169	0.80	—	10.20
2013	347,428	13.3878 to 13.6598	4,763,697	0.32	—	32.28

M44
2017	181,693	11.2678 to 11.0786	2,044,893	4.31	— to 0.50	14.83 to 14.26
2016	187,042	9.8125 to 9.6958	1,833,660	3.81	— to 0.50	10.92 to 11.47
2015	194,936	8.7414 to 8.8027	1,714,954	4.13	— to 0.50	(14.94) to (14.52)
2014	202,807	10.2772 to 10.2978	2,087,874	2.05	— to 0.50	2.77 to 2.98

M40
2017	21,563	11.0413 to 10.9563	237,470	4.11	—	14.49
2016	8,775	9.5694	83,968	3.71	—	11.24
2015	19,913	8.6029	172,120	3.63	—	(14.76)
2014	31,082	10.0922	314,950	1.98	—	0.92

M83
2017	373,258	20.6831 to 14.2697	7,631,247	1.83	— to 0.50	17.65 to 17.07
2016	358,463	17.5801 to 12.1893	6,257,344	2.09	— to 0.50	13.52 to 14.09
2015	383,986	10.7373 to 15.4091	5,874,963	2.31	— to 0.50	(1.23) to (0.74)
2014	415,479	10.8711 to 15.5235	6,382,397	1.91	— to 0.50	7.50 to 10.51
2013	275,117	13.6741 to 14.0471	3,861,733	1.22	— to 0.50	32.57

M08
2017	163,716	14.2685 to 14.2319	2,332,728	1.81	—	17.35
2016	74,896	12.1592	910,673	2.08	—	13.78
2015	275,899	10.6870	2,943,176	2.04	—	(0.93)
2014	260,653	10.7601 to 10.7878	2,807,075	1.30	—	7.60 to 7.88

MB6
2017	77,504	27.8724 to 25.6183	2,119,720	1.45	— to 0.50	20.76 to 20.16
2016	96,672	23.0803 to 21.3194	2,194,513	1.44	— to 0.50	7.91 to 8.45
2015	100,599	21.2828 to 19.7570	2,102,376	1.57	— to 0.50	0.62 to 1.13
2014	114,804	21.0458 to 19.3366	2,374,899	1.66	— to 0.50	12.01 to 12.57
2013	83,046	18.6960 to 17.2120	1,513,562	2.11	— to 0.50	35.72 to 36.40

MA0
2017	78,774	17.4577	1,375,213	3.59	—	6.11
2016	21,395	16.4523	351,999	4.01	—	5.98
2015	51,795	15.5235	804,034	3.47	—	(0.58)
2014	58,786	15.6144	917,905	3.68	—	5.59
2013	54,066	14.7872	799,496	4.47	—	(0.51)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
				Investment	Expense
			Net	Income	Ratio
	Units	Unit Value[4,5]	Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
MA1
2017	380,387	$9.9579	$3,787,872	0.90%	— %	37.66%
2016	78,605	7.2336	568,592	0.37	—	9.04
2015	337,021	6.6336	2,235,684	0.58	—	(13.08)
2014	206,929	7.6323	1,579,362	0.42	—	(6.99)
2013	206,587	8.2055	1,695,166	1.46	—	(5.40)

M92
2017	17,102	14.3316	245,098	3.14	—	10.58
2016	705	12.9599	9,136	0.00	—	5.98
2015	2,995	12.2285	36,634	5.11	—	(2.49)
2014	2,954	12.5408	37,041	2.68	—	4.25
2013	3,084	12.0299	37,096	2.44	—	8.54

M96
2017	157,482	19.2309 to 19.6708	3,033,544	3.12	— to 0.50	2.22 to 1.72
2016	167,320	18.8126 to 19.3388	3,152,857	2.70	— to 0.50	0.54 to 1.04
2015	173,743	18.6188 to 19.2350	3,241,424	2.44	— to 0.50	(0.03) to 0.47
2014	154,071	19.6880 to 18.5317	2,862,192	2.73	— to 0.50	4.34 to 4.86
2013	118,047	18.8134 to 17.6732	2,096,086	2.02	— to 0.50	(3.08) to (2.59)

MD2
2017	31,554	12.9400	408,318	2.89	—	2.03
2016	16,012	12.6830	203,076	2.58	—	0.68
2015	21,965	12.5979	276,719	2.70	—	0.26
2014	57,265	12.5658	719,582	2.17	—	4.67
2013	52,965	12.0053	635,856	1.86	—	(2.90)

MA6
2017	258,638	28.3436 to 25.4454	5,544,571	6.43	— to 0.50	6.69 to 6.16
2016	192,859	26.5671 to 23.9694	4,536,128	6.69	— to 0.50	13.26 to 13.82
2015	272,716	23.3406 to 21.1633	5,021,381	6.86	— to 0.50	(4.69) to (4.22)
2014	268,646	24.3683 to 11.0140	5,466,390	5.45	— to 0.50	2.30 to 2.81
2013	271,269	23.7031 to 10.7133	5,451,191	2.23	— to 0.50	5.90 to 6.42

M97
2017	53,831	22.7957 to 21.7703	1,226,406	1.39	— to 0.50	32.64 to 31.98
2016	56,978	17.1864 to 16.4951	978,768	1.25	— to 0.50	1.98 to 2.49
2015	37,742	16.7687 to 16.1744	632,464	1.50	— to 0.50	(0.18) to 0.32
2014	42,779	16.7151 to 16.2033	711,244	0.86	— to 0.50	(5.45) to (4.98)
2013	55,440	17.5906 to 17.1373	971,260	1.29	— to 0.50	13.35 to 13.92

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
				Investment	Expense
			Net	Income	Ratio
	Units	Unit Value[4,5]	Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
MD5
2017	26,242	$22.2706	$584,410	1.16%	—	32.35%
2016	10,314	16.8275	375,045	0.80	—	2.15
2015	23,316	16.4729	384,082	1.37	—	0.10
2014	28,153	16.4557	463,284	64.79	—	(5.19)
2013	28,603	17.3562	496,446	1.09	—	13.68

MD6
2017	76,471	23.5556 to 18.8773	1,763,472	0.65	— to 0.50	28.42 to 27.79
2016	86,647	18.3420 to 14.7723	1,552,309	0.57	— to 0.50	5.55 to 6.08
2015	103,060	17.2915 to 13.9957	1,746,403	0.43	— to 0.50	(0.61) to (0.12)
2014	123,503	17.3116 to 14.0820	2,103,194	0.51	— to 0.50	10.96 to 11.51
2013	171,206	15.5244 to 12.6914	2,629,471	0.76	— to 0.50	29.74 to 30.39

NWD
2014	—	—	—	—	—	(8.91) to (8.64)
2013	122,477	22.4420 to 33.0067	2,789,594	—	—	40.74 to 41.44

ME3
2017	72,407	11.5030	832,899	0.98	—	27.90
2016	7,569	8.9938	68,075	1.33	—	(0.91)
2015	19,943	9.0766	181,012	1.84	—	(2.20)
2014	25,388	9.2805	235,617	0.26	—	(7.16)
2013	240,636	9.9960	2,405,406	0.24	—	18.77

TRS
2013	—	—	—	3.91	—	10.43

MFJ
2013	—	—	—	3.42	—	10.63

UTS
2014	—	—	—	5.67	—	10.67 to 11.00
2013	65,130	28.9529 to 34.7758	1,923,417	2.77	—	20.01 to 20.61

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
				Investment	Expense
			Net	Income	Ratio
	Units	Unit Value[4,5]	Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
MFE
2014	—	$—	$—	—	— %	9.51% to 10.81%
2013	19,654	14.0490	276,120	1.55	—	20.29

MVS
2014	—	—	—	3.26	—	2.22 to 2.53
2013	88,069	22.0230 to 23.0843	2,026,382	2.61	—	35.19 to 35.86
MV1

2014	—	—	—	2.93	—	1.23
2013	189,923	13.9449	2,648,460	2.69	—	35.48

MB8
2017	174,423	37.9137 to 31.9940	5,139,883	0.85	— to 0.50	14.97 to 14.40
2016	127,289	19.9350	3,607,835	1.28	— to 0.50	20.30 to 20.90
2015	135,431	27.2764 to 16.4884	3,281,814	0.55	— to 0.50	(4.15)
2014	184,758	28.4585 to 17.2029	4,358,510	0.94	— to 0.50	6.76 to 7.29
2013	193,144	26.5251 to 16.0342	4,365,994	1.65	— to 0.50	44.99 to 45.71

MF4
2017	127,032	18.4078	2,338,411	2.20	—	11.48
2016	21,149	16.5127	349,223	2.72	—	5.03
2015	153,926	15.7218 to 15.3645	2,419,991	3.32	—	(0.19) to (0.02)
2014	181,830	15.7512 to 15.3669	2,861,354	1.86	—	4.40 to 4.61
2013	274,651	15.0567 to 14.7187	4,132,908	3.15	—	9.60 to 9.82

MF6
2017	163,902	41.4310 to 46.4831	4,771,446	4.17	— to 0.50	13.33 to 12.77
2016	120,240	36.5576 to 41.2198	4,510,247	2.64	— to 0.50	7.40 to 7.94
2015	184,317	33.8690 to 11.1753	4,342,088	4.03	— to 0.50	4.34 to 4.86
2014	197,821	40.0013 to 11.0926	4,620,205	2.31	— to 0.50	15.04 to 15.62
2013	193,547	34.6665 to 9.5941	4,010,429	5.32	— to 0.50	4.46 to 4.99

MF8
2017	134,214	25.2515 to 24.4884	3,387,759	1.97	— to 0.20	19.86 to 19.62
2016	89,564	21.0681 to 20.4722	1,885,851	2.85	— to 0.20	6.93 to 7.15
2015	116,556	19.6626 to 19.1446	2,290,844	4.72	— to 0.20	0.33 to 0.53
2014	114,145	19.5583 to 19.0811	2,231,592	1.71	— to 0.20	5.18 to 5.39
2013	117,253	18.5586 to 18.1420	2,175,299	2.61	— to 0.20	22.32 to 22.56

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
				Investment	Expense
			Net	Income	Ratio
	Units	Unit Value[4,5]	Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
MG0
2017	73,952	$14.0144 to $13.5909	$1,036,085	—%	— % to 0.20%	8.32% to 8.10%
2016	42,500	12.9384 to 12.5724	549,808	—	— to 0.20	2.37 to 2.57
2015	103,366	12.6143 to 12.2819	1,303,582	0.79	— to 0.20	(5.23) to (5.04)
2014	109,476	13.2841 to 12.9599	1,453,977	0.88	— to 0.20	3.50 to 3.71
2013	114,887	12.8092 to 12.5216	1,471,324	—	— to 0.20	(5.26) to (5.07)

MF2
2017	443,475	11.9705 to 11.4016	5,299,061	1.54	— to 0.50	1.73 to 1.22
2016	381,428	11.7613 to 11.2637	4,478,253	1.34	— to 0.50	1.18 to 1.68
2015	593,727	11.5721 to 11.1323	6,860,317	1.40	— to 0.50	0.48 to 0.48
2014	589,905	11.5171 to 11.1348	6,783,160	1.27	— to 0.50	0.30 to 0.80
2013	597,676	11.4254 to 11.1014	6,818,642	0.13	— to 0.50	0.21 to 0.71

MG3
2017	270,272	24.9325 to 23.1483	6,372,548	1.20	—	13.67
2016	235,338	21.9332 to 20.3637	4,792,354	0.89	—	15.98 to 24.92
2015	286,418	17.5584	5,117,508	0.82	—	(2.33)
2014	323,541	19.3622 to 17.9766	5,873,691	0.96	—	10.36
2013	355,612	17.5439 to 16.2884	5,841,195	1.18	—	36.91

MG5
2017	262,974	22.0102 to 21.3451	5,788,069	2.10	— to 0.20	15.52 to 15.29
2016	131,885	19.0530 to 18.5140	2,512,757	2.82	— to 0.20	5.95 to 6.16
2015	289,218	17.4747	5,185,656	4.20	— to 0.20	0.15 to 0.35
2014	248,476	17.8855 to 17.4491	4,439,273	1.61	— to 0.20	5.07 to 5.28
2013	246,081	16.9887 to 16.6073	4,176,399	1.70	— to 0.20	16.63 to 16.87

ME0
2017	37,263	29.1327 to 27.8222	1,084,991	0.97	— to 0.50	15.24 to 14.67
2016	25,329	25.2791 to 24.2623	639,832	1.09	— to 0.50	26.54 to 27.17
2015	57,197	19.8783 to 19.1738	1,136,630	0.53	— to 0.50	(3.15) to (2.66)
2014	35,684	20.4225 to 19.7972	728,417	0.48	— to 0.50	2.92 to 3.44
2013	49,946	19.7439 to 19.2351	985,823	0.99	— to 0.50	39.24 to 39.94

V43
2017	13,631	29.7542	405,608	—	—	38.60
2016	3,820	21.4682	82,012	—	—	(8.84)
2015	15,445	23.5506	363,736	—	—	(5.99)
2014	44,613	25.0509	1,117,593	—	—	1.84
2013	45,356	24.5980	1,115,664	0.25	—	37.48

O01
2017	35,850	27.3281	979,705	0.23	—	26.83
2016	43,325	21.5467	933,511	0.40	—	(2.20)
2015	44,896	22.0319	989,137	0.09	—	3.54
2014	40,889	21.2780	870,040	0.44	—	15.41
2013	43,398	18.4371	800,137	0.99	—	29.74

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
				Investment	Expense
			Net	Income	Ratio
	Units	Unit Value[4,5]	Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
O19
2017	6,072	$17.7142	$107,561	0.01%	—%	26.50%
2016	1,556	14.0030	21,791	0.12	—	(2.43)
2015	3,925	14.3517	56,333	—	—	3.27
2014	2,656	13.8976	36,907	0.18	—	15.13
2013	2,303	12.0715	27,799	0.89	—	29.43

O20
2017	4,391	18.7821	82,487	0.68	—	36.32
2016	3,323	13.7781	45,790	0.62	—	(0.16)
2015	4,914	13.7997	67,813	1.10	—	3.67
2014	8,634	13.3109	114,931	0.80	—	2.06
2013	7,672	13.0427	100,059	1.28	—	26.99
O21

2017	7,902	19.7708	156,240	1.04	—	16.63
2016	1,535	16.9510	26,022	0.85	—	11.30
2015	7,974	15.2303	118,982	0.65	—	3.11
2014	7,671	14.7714	113,346	0.58	—	10.40
2013	7,655	13.3798	102,444	0.89	—	31.44

P10
2017	58,518	6.1274	358,560	10.94	—	2.15
2016	18,241	5.9983	109,413	1.11	—	15.16
2015	65,448	5.2088	340,903	4.47	—	(25.70)
2014	62,989	7.0110	441,613	0.35	—	(18.42)
2013	61,978	8.5945	532,669	1.75	—	(14.70)

PK8
2017	161,632	39.8142 to 18.0385	4,312,934	5.06	—	9.89
2016	94,641	36.2300 to 16.4146	2,963,299	5.29	—	13.34
2015	190,227	31.9646 to 14.4821	4,173,656	5.32	—	(2.25)
2014	163,220	32.6990 to 14.8148	3,916,543	5.26	—	1.52
2013	178,348	32.2082 to 14.5925	4,221,931	5.00	—	(6.97)

PK9
2017	5,503	12.7349 to 12.4683	69,045	2.30	—	14.08
2016	1,616	11.1632 to 10.9295	18,034	2.50	—	3.95
2015	4,249	10.7543 to 10.5050	45,016	1.48	—	(0.14)
2014	9,287	10.7450 to 10.5200	98,061	2.53	—	4.70
2013	9,203	10.2626 to 10.0478	92,768	3.29	—	(8.80)

P06
2017	90,357	19.5883 to 14.7516	1,748,671	2.36	—	3.66
2016	112,670	18.8971 to 14.2311	2,085,023	2.19	—	5.20
2015	140,760	17.9633 to 13.5278	2,487,326	4.03	—	(2.71)
2014	149,260	18.4627 to 13.9039	2,708,489	1.43	—	3.10
2013	180,329	17.9076 to 13.4859	3,182,967	1.73	—	(9.22)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
				Investment	Expense
			Net	Income	Ratio
	Units	Unit Value[4,5]	Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
P07
2017	397,682	$21.2286 to $16.6086	$8,253,935	2.02%	—%	4.92%
2016	436,473	20.2333 to 15.8299	8,658,726	2.07	—	2.68
2015	527,322	19.7047 to 15.4164	10,215,337	4.92	—	0.45
2014	571,023	19.6163 to 15.3472	11,023,887	2.21	—	4.28
2013	574,968	18.8108 to 14.7170	10,656,011	2.20	—	(1.96)

307
2017	161,519	40.7547	6,582,648	—	—	36.17
2016	172,364	29.9300	5,158,854	—	—	0.78
2015	209,845	29.6977	6,232,150	—	—	11.05
2014	205,431	26.7421	5,493,022	—	—	9.17
2013	215,415	24.4964	5,276,317	0.03	—	41.15

W42
2017	16,740	22.6238	378,750	—	—	19.58
2016	1,094	18.9192	20,698	—	—	13.69
2015	20,741	16.6413	342,806	—	—	(0.61)
2014	15,051	16.7433	252,018	—	—	4.78
2013	14,032	15.9788	224,217	0.13	—	33.75

[1]	Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
[2]	Ratio represents the contract expenses of the Sub-Account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.
[3]	Ratio represents the total return for the year indicated, including changes in the value of the underlying mutual fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
[4]	These unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account.
[5]	Due to the timing difference of the launch date of certain VUL products, some Sub-Accounts may have multiple unit values even though these products have no expense charges that result in a direct reduction to unit values.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2017 and 2016 and for the Years

Ended December 31, 2017, 2016 and 2015

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

To the Board of Directors of

    Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2017 and 2016, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for the years ended December 31, 2017, 2016 and 2015.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

1

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for the years ended December 31, 2017, 2016 and 2015.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years ended December 31, 2017, 2016 and 2015, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut

June 25, 2018

2

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2017 AND 2016 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2017	2016
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Bonds	$8,089,119	$7,171,155
Preferred stocks	174,641	33,584
Common stocks	551,243	565,055
Mortgage loans on real estate	491,362	374,983
Cash, cash equivalents and short-term investments	1,106,031	1,082,724
Contract loans	595,367	618,946
Derivatives	314,694	247,258
Other invested assets	777,825	911,089
Mortgage escrow funds	3,213	3,492
Receivables for securities	9,550	20,136
Investment income due and accrued	103,782	101,939
Amounts recoverable from reinsurers	3,446	2,875
Other amounts receivable under reinsurance contracts	5,445	—
Current federal and foreign income tax recoverable	54,178	8,103
Net deferred tax asset	87,558	161,385
Receivables from parent, subsidiaries and affiliates	9,950	1,735
Cash value of Company Owned Life Insurance	74,774	90,540
Reinsurance deposit asset	861,444	1,161,941
Other assets	23,377	25,281

Total general account assets	13,336,999	12,582,221
SEPARATE ACCOUNT ASSETS	23,870,351	25,101,753

TOTAL ADMITTED ASSETS	$37,207,350	$37,683,974

See notes to the statutory financial statements.

3

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2017 AND 2016 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2017	2016
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$10,087,846	$8,810,475
Liability for deposit type contracts	464,401	467,300
Contract claims	32,274	34,945
Other amounts payable on reinsurance	6,484	8,116
Interest maintenance reserve	118,766	131,313
Commissions to agents due or accrued	12,567	10,135
General expenses due or accrued	54,162	56,085
Transfers from Separate Accounts due or accrued (net)	(421,403)	(622,380)
Remittances and items not allocated	25,180	13,112
Asset valuation reserve	93,754	115,826
Payable for securities	106,522	319,400
Funds held under reinsurance treaties with unauthorized and certified reinsurers	247,534	263,721
Funds held under coinsurance	861,444	1,161,941
Derivatives	44,259	45,249
Other liabilities	139,820	131,088

Total general account liabilities	11,873,610	10,946,326
SEPARATE ACCOUNT LIABILITIES	23,870,350	25,101,751

Total liabilities	35,743,960	36,048,077
CAPITAL STOCK AND SURPLUS:
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	565,000	565,000
Gross paid in and contributed surplus	653,698	653,698
Unassigned funds	238,255	410,762

Total surplus	1,456,953	1,629,460

Total capital stock and surplus	1,463,390	1,635,897

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$37,207,350	$37,683,974

See notes to the statutory financial statements.

4

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015 (IN THOUSANDS)

	2017	2016	2015
INCOME:
Premiums and annuity considerations	$2,033,394	$1,814,434	$1,321,183
Considerations for supplementary contracts with life contingencies	31,253	28,598	28,768
Net investment income	204,701	171,895	381,623
Amortization of interest maintenance reserve	20,548	22,067	18,777
Commissions and expense allowances on reinsurance ceded	2,288	2,442	2,932
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	421,373	436,129	467,433
Change in cash value of Company Owned Life Insurance	6,877	1,109	(515)
Investment (loss) or income on reinsurance deposit asset	(262,531)	(327,872)	46,818
Other income	65,750	70,917	93,093

Total Income	2,523,653	2,219,719	2,360,112
BENEFITS AND EXPENSES:
Death benefits	132,771	128,678	142,344
Annuity benefits	588,661	588,881	589,120
Surrender benefits and withdrawals for life contracts	2,206,148	2,112,722	2,518,026
Interest and adjustments on contract or deposit-type contract funds	23,571	(38,729)	6,607
Payments on supplementary contracts with life contingencies	36,609	35,940	31,740
Increase in aggregate reserves for life and accident and health contracts	1,277,372	971,605	536,439

Total Benefits	4,265,132	3,799,097	3,824,276
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	133,038	118,388	119,118
Commissions and expense allowances on reinsurance assumed	112	121	123
General insurance expenses	236,239	228,521	231,294
Insurance taxes, licenses and fees, excluding federal income taxes	3,737	2,820	4,697
Net transfers (from) Separate Accounts net of reinsurance	(2,020,178)	(1,949,196)	(2,160,670)
Investment (income) expense on funds held	(288,371)	(178,151)	58,979
Other deductions	2,021	2,751	3,990

Total Benefits and Expenses	2,331,730	2,024,351	2,081,807
Net income from operations before federal income tax (benefit) expense and net realized capital gains (losses)	191,923	195,368	278,305
Federal income tax (benefit) expense, excluding tax on capital gains (losses)	(65,461)	(39,991)	(2,729)

Net income from operations after federal income taxes and before net realized capital gains	257,384	235,359	281,034
Net realized capital gains less capital gains tax and transfers to the interest maintenance reserve	24,045	74,587	67,719

NET INCOME	$281,429	$309,946	$348,753

See notes to statutory financial statements.

5

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015 (IN THOUSANDS)

	2017	2016	2015
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,635,897	$1,635,891	$1,591,482
Net income	281,429	309,946	348,753
Change in net unrealized capital (losses) gains, net of deferred income tax	(95,725)	(155,105)	(5,299)
Change in net unrealized foreign exchange capital (losses) gains	(15,426)	(3,686)	(7,317)
Change in net deferred income tax	(89,076)	(68,842)	(101,139)
Change in nonadmitted assets	(3,784)	62,747	107,496
Change in liability for reinsurance in unauthorized and certified companies	—	—	145
Change in asset valuation reserve	22,072	35,402	3,203
Surplus withdrawn from Separate Accounts during period	—	—	552
Changes in Separate Accounts surplus	—	—	3,106
Cumulative effect of changes in accounting principles	—	—	6,255
Dividends to stockholders	(235,358)	(300,000)	(311,543)
Prior period adjustment net of tax	—	(18,108)	—
Investment income (expense) on funds held—unrealized	(36,639)	137,652	197

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,463,390	$1,635,897	$1,635,891

See notes to statutory financial statements.

6

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015 (IN THOUSANDS)

	2017	2016	2015
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$2,064,646	$1,843,032	$1,349,951
Net investment income	522,677	430,578	408,727
Miscellaneous income	489,411	519,373	554,167

Total receipts	3,076,734	2,792,983	2,312,845
Benefits and loss related payments	(2,997,833)	(2,833,510)	(3,267,558)
Net transfers from Separate Accounts	2,221,156	1,971,722	2,221,535
Commissions, expenses paid and aggregate write-ins for deductions	(387,448)	(356,543)	(377,301)
Federal and foreign income taxes (paid) recovered	11,280	(20,405)	4,077

Total payments	(1,152,845)	(1,238,736)	(1,419,247)

Net cash from operations	1,923,889	1,554,247	893,598

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Bonds	7,792,594	13,130,777	2,287,249
Stocks	46,290	84,939	25,026
Mortgage loans	114,292	129,924	368,687
Real Estate	—	—	13,275
Other Invested Assets	3,587	89,713	83,147
Net gains or (losses) on cash, cash equivalents and short-term investments	(1,388)	89	(1,558)
Miscellaneous proceeds	—	—	19,113

Total investment proceeds	7,955,375	13,435,442	2,794,939
Cost of investments acquired (long-term only):
Bonds	(8,581,956)	(14,162,654)	(2,827,494)
Stocks	(208,860)	(81,889)	(74,352)
Mortgage loans	(229,405)	(118,719)	(165,500)
Real Estate	—	—	(173)
Other Invested Assets	(113,041)	(607,204)	(94,474)
Miscellaneous applications	(522,792)	(401,611)	(1,276,604)

Total investments acquired	(9,656,054)	(15,372,077)	(4,438,597)
Net decrease (increase) in contract loans and premium notes	23,591	11,876	(7,342)

Net cash used in investments	(1,677,088)	(1,924,759)	(1,651,000)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Borrowed funds	—	(25,000)	(185,022)
Net deposits on deposit-type contracts and other liabilities	(2,899)	277,947	(26,191)
Dividends to stockholders	(235,358)	(300,000)	(311,543)
Other cash (used) provided	14,763	(36,134)	19,477

Net cash used in financing and miscellaneous sources	(223,494)	(83,187)	(503,279)

Net change in cash, cash equivalents and short-term investments	23,307	(453,699)	(1,260,681)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	1,082,724	1,536,423	2,797,104

End of year	$1,106,031	$1,082,724	$1,536,423

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

	2017	2016	2015
Exchanges of bonds	$191,862	$103,085	$39,626
Exchanges of preferred stock	—	—	150
Transfer of other invested assets to real estate	—	—	5,222
Transfer of bonds to common stock	—	—	18,012
Transfer of bonds to other invested assets	—	—	23,517
Transfer of mortgage loan to bonds	—	117,601	—
Transfer of other invested assets to bonds	134,445	—	—
Transfer of other invested assets to common stock	40	—	—

See notes to statutory financial statements.

7

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”), is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct, wholly-owned subsidiary of Group One Thousand One, LLC (formerly known as Delaware Life Holdings, LLC, the “Parent”), a Delaware limited liability company.

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in New York as well as Rhode Island. The business of the Company and its subsidiaries includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life, disability, dental and stop loss insurance.

In the normal course of business, the Company and DLNY reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements. DLNY cedes 100% of its net group life, disability, dental and stop-loss insurance to Sun Life and Health Insurance Company (U.S.), a former affiliate.

BASIS OF PRESENTATION—ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practice prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

There was no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, are carried at their audited net statutory equity value. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries, including limited liability companies (“LLCs”) and controlled partnerships, are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs, unearned premium reserves, and statutory non-admitted assets. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 14. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting

8

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

principles and GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on net deferred tax assets (“DTAs”) under statutory accounting principles. Contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

All derivatives are used for hedging purposes. The majority of derivatives are carried at fair value on both a GAAP and statutory basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus on a statutory basis. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

CORRECTION OF ERROR

The Company did not have any corrections of errors during 2017. During 2016, the Company discovered an error related to the prior year computation of “Aggregate reserves for life contracts.” The December 31, 2015 balance was understated by $27.9 million. This error has been adjusted and recorded, net of tax, through surplus in the amount of $18.1 million.

GOING CONCERN

There are no conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern.

9

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market investments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised, includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method.

10

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Preferred Stocks, Common Stocks, and Other Invested Assets

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries including LLC’s. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statements of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market

11

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans, and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over-the-counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps and swaptions.

Interest rate swaps are employed for duration matching purposes and are also used to hedge the guaranteed minimum living benefit offered in some of the Company’s variable annuity policies. Interest rate swaps are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

Purchased OTC options on Momentum Asset Allocator (“MAA”), Cash Return on Capital Invested (“CROCI”) and certain Standard & Poor’s indices have been designated as fair value hedges of the index credits of certain of the Company’s fixed index annuity contracts. The options are reported at fair value if proven highly effective. The changes in the fair value are recorded as a component of net investment income. The change in the option embedded within the policy is also marked to market through income.

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain fixed index annuity contracts. The interest credited on these products is based on the changes in the indices. Options are reported at fair value. Changes in fair value are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value,

12

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of the benefit payments. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

DEPOSIT TYPE CONTRACTS

Liabilities for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes. Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the realization of such DTAs. Refer to Note 14 for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income, or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

13

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value or on a General Account basis, depending on the annuity contract being supported. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

The activity of the variable Separate Accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives which are assessed periodically and recognized as revenue when assessed.

•	The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit, guaranteed minimum income benefit, and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statements of Operations.

•	Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•	The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective January 1, 2018, the NAIC adopted changes to SSAP No. 100, Fair Value, to allow net asset value per share as a practical expedient to fair value, either when specifically named in a SSAP or when specific conditions exist. The Company has elected to early adopt this guidance in its 2017 reporting. The adoption of the revisions within SSAP No. 100 did not have a significant impact on the financial statements of the Company.

Effective December 31, 2017, the NAIC adopted changes to SSAP No. 26, Bonds. The changes include removing SVO-identified instruments from the definition of a bond and providing separate statutory accounting guidance for exchange traded bond funds (“ETF’s”). The Company has elected to use a documented systematic value measurement method for ETF’s. Revisions also incorporate the definition of a security within the definition of a bond, and incorporate definitions for non-bond, fixed-income instruments. The adoption of the revisions within SSAP No. 26 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 35R, Guaranty Fund and Other Assessments, to require revisions to the discounting of long-term care guaranty fund assessments and related assets. The adoption of the revisions within SSAP No. 35R did not have a significant impact on the financial statements of the Company.

14

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 41R, Surplus Notes, to provide guidance on how to determine the measurement method for surplus notes. The adoption of the revisions within SSAP No. 41R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishment Liabilities, to provide accounting and reporting guidance for short sales. The adoption of the revisions within SSAP No. 103R did not have a significant impact on the financial statements of the Company.

Effective August 26, 2016, the NAIC adopted changes to SSAP No. 51R, Life Contracts, to provide guidance on how to determine the change in valuation basis under principle-based reserving. The adoption of the revisions within SSAP No. 51R did not have a significant impact on the financial statements of the Company.

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. Below is a summary of significant transactions with affiliates and other related parties for the reporting period.

Investments in Subsidiaries – Common Stocks

(In Thousands)
		Carrying Value
		December 31,
Entity Name	Type of Subsidiary	2017	2016
DLNY	Insurance	$369,198	$404,361
DL Reinsurance Company	Insurance	32,878	31,647
Delaware Life Reinsurance (U.S.) Corp.	Insurance	20,335	20,250
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$423,865	$457,712

Effective January 1, 2017, Clear Spring Property and Casualty Company, formerly known as SeaBright Insurance Company (“CSPC”), a Texas domestic property and casualty insurance company, became a controlled insurer of the Company through an indirect subsidiary, Clear Spring PC Acquisition Corp., a Delaware corporation, which in turn is wholly owned by the Company’s direct subsidiary, Clear Spring PC Holdings, LLC, a Delaware limited liability company. The Company invested approximately $48.8 million for the acquisition of an 80% ownership interest in CSPC and for additional capital contributions during 2017.

In 2017, the Company organized Clear Spring Health Holdings, LLC, a Delaware limited liability company, which is a holding company that was formed in connection with the group’s entry into the health benefits business. The Company contributed approximately $2.0 million to Clear Spring Health Holdings, LLC during 2017, which was then transferred to Clear Spring Health of Illinois, Inc.

In October 2017, the Parent changed its name to Group One Thousand One, LLC from Delaware Life Holdings, LLC.

In October 2017, the name of the Company’s group, which is associated with NAIC Group Code No. 4794, was changed from Delaware Life Holdings Group to Group One Thousand One.

15

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The Company made capital contributions totaling $20.3 million to its wholly-owned subsidiary, Delaware Life Reinsurance (U.S.) Corp., during the fourth quarter of 2016.

The Statements of Admitted Assets amount for all entities described in paragraph 8.b.i.2 of SSAP No. 97 as of December 31, 2017 and 2016 was as follows:

(In Thousands)

Subsidiary Controlled or Affiliated Entities (“SCA”)	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
Clarendon Insurance Agency, Inc.	100%	$1,454	$1,454	$—

Total SSAP No. 97 8bi2 Entities	XXX	$1,454	$1,454	$—

The Company’s Sub -2 filing for the above entity will be completed in accordance with SSAP No. 97.

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

The Company owns controlling membership interests in the following limited liability companies:    DL Investment DELRE Holdings 2009-1, LLC; IDF IX, LLC; IDF X, LLC; DL Service Holdings, LLC; DL Private Placement Investment Company I, LLC; Conway Capital, LLC; Clear Spring PC Holdings, LLC, Clear Spring Health Holdings, LLC, Ellendale Insurance Agency, LLC; DL Investment Holdings 2015-1, LLC; DL Investment Holdings 2016-1, LLC; and DL Investment Holdings 2016-2, LLC. The value of certain of these limited liability companies without audited financial statements was non-admitted as of December 31, 2017 and December 31, 2016.

In 2016, the Company organized DL Investment Holdings 2016-1, LLC, a Delaware limited liability company, to engage in certain hedging activities associated with the Company’s annuity products. The Company contributed a total of $10.0 million of capital to DL Investment Holdings 2016 -1, LLC during 2017.

In June 2015, the Company organized DL Investment Holdings 2015-1, LLC, a Delaware limited liability company, as an investment subsidiary for the purpose of engaging in certain hedging activities associated with the Company’s variable annuity products. No capital contributions were made to DL Investment Holdings 2015-1, LLC during 2015. The Company contributed a total of $539.4 million of capital to DL Investment Holdings 2015 -1, LLC during 2016.

The Company also owns the membership interest of DL Investment DELRE Holdings 2009-1, LLC (the “LLC”). The real estate asset originally held in the LLC was disposed of during 2015. There was a nominal cash balance in the LLC as of December 31, 2017 and 2016.

Dividends

In December 2017, November 2016, and September 2015, the Company received ordinary dividends from DLNY in the amounts of $40.4 million, $17.2 million and $36.5 million, respectively. Refer to Note 15 for a summary of dividends paid to the Parent.

16

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Reinsurance-Related Agreements

The Company has a reinsurance agreement with its subsidiary, DL Reinsurance Company (“DLRC”), under which the Company cedes and DLRC reinsures on a combination modified coinsurance and funds held coinsurance basis certain risks associated with the Company’s variable annuity contracts and associated riders (the “VA Treaty”). The VA Treaty transfers certain hedging risks from the Company to DLRC. It does not transfer insurance risks to DLRC. SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, does not provide specific guidance on reinsurance contracts that do not transfer insurance risk, but transfer only hedging risk. As a result of the VA Treaty, gains (losses) related to the hedging, previously accounted for as other changes in capital stock and surplus and net investment income (loss), are accounted for as investment (loss) income on reinsurance deposit asset. During 2017, there was a change in hedging strategy by the Company and certain hedges are now excluded from the treaty. DLRC, as reinsurer, consented to this change as required by the treaty.

The Company also has a reinsurance agreement with DLRC under which the Company cedes and DLRC reinsures on an indemnity coinsurance funds held basis the quota share of risks associated with various fixed index annuity contracts and associated riders (the “FIA Treaty”). The FIA Treaty transfers certain hedging risks from the Company to DLRC. It does not transfer insurance risks to DLRC. As a result of the FIA Treaty, gains (losses) related to the hedging, previously accounted for as other changes in capital stock and surplus and net investment income (loss), are accounted for as investment (loss) income on reinsurance deposit asset.

Hedging risk is defined as changes in unrealized hedging instrument gains or losses and investment income or loss from hedging instruments. “Investment (income) expense on funds held” represents amounts received or paid on hedging instruments and realized gains and loss on dispositions of hedging instruments. “Investment income on funds-held – unrealized” represents the unrealized gain or loss for the period on hedging instruments. “Investment (loss) income on reinsurance deposit asset” represents the net gains and loss on all hedging instruments. During 2017, there was a change in hedging strategy by the Company and certain hedges are now excluded from the treaty. DLRC, as reinsurer, consented to this change as required by the treaty.

A summary of the impacts of these two treaties on the Company’s December 31, 2017, December 31, 2016 and December 31, 2015 Statements of Operations and Statements of Changes in Capital Stock and Surplus are below:

(In Thousands)

	Treaty Impacts
Statement of Operations	2017	2016	2015
Investment (Loss) Income on Reinsurance Deposit Asset	$(262,531)	$(327,872)	$46,818

Total Revenue	(262,531)	(327,872)	46,818
Investment (Income) Expense on Funds Held	(299,170)	(190,220)	47,016

Total Policyholder Benefits and Expenses	(299,170)	(190,220)	47,016
Net Gain (Loss) from Operations After Dividends and Before
Federal Income Taxes	36,639	(137,652)	(198)

Statement of Changes in Capital Stock and Surplus
Investment (Expense) Benefit on Funds Held—Unrealized	(36,639)	137,652	198
Net Change in Capital Stock and Surplus from
Reinsurance Treaties (excluding reinsurance fee)	$—	$—	$—

17

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

In addition, the Company recognized a reinsurance deposit accounting asset of $861.4 million and $1,161.9 million at December 31, 2017 and 2016, respectively, and a corresponding amount in funds held under coinsurance liability.

The Company has a reinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. (“Barbco”), an affiliate, under which it cedes risks associated with certain of the Company’s in-force corporate variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-held basis.

The Company has a reinsurance agreement with Barbco under which it cedes mortality risks associated with certain of the Company’s in-force bank-owned variable universal life insurance policies on a yearly renewable term basis.

Debt and Surplus Note Transactions

In June 2015, Delaware Life Insurance and Annuity Company (Bermuda) Ltd. (“DLIAC”), an affiliate, issued a floating rate revolving credit note payable to the Company, pursuant to which DLIAC can borrow up to $40 million from the Company. The interest on any outstanding principal amount is based on LIBOR plus 115 basis points. The interest is accrued monthly and payable on the last day of the fiscal quarter. The note matured on June 30, 2017. There was no outstanding balance at December 31, 2016.

In June 2017, DLIAC entered into a $40.0 million demand promissory note (the “DLIAC Note”) with the Company. DLIAC’s borrowings under the DLIAC Note may be used for general corporate purposes. Borrowings bear interest at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Note. No amounts were outstanding at December 31, 2017.

In May 2017, DLNY entered into a $35.0 million demand promissory note (the “DLNY Note”) with the Company. DLNY’s borrowings under the DLNY Note may be used for general corporate purposes. Borrowings bear interest at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the DLNY Note. No amounts were outstanding at December 31, 2017.

As of December 31, 2017 and 2016, the Company had $565.0 million of surplus notes outstanding. The Company has an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes, some of which are related parties as of December 31, 2017 and 2016 (the “Noteholders”).

DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2017, the Noteholders were as follows: EquiTrust Life Insurance Company, Estate of Jeffrey S. Lange, Heritage Life Insurance Company, Midland National Life Insurance Company, North American Company for Life and Health Insurance, Paragon Life Insurance Company of Indiana, and Security Benefit Life Insurance Company.

18

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The details of outstanding surplus notes at December 31, 2017 and 2016 were as follows (amounts in thousands):

Issue Date	Type	Rate	Maturity	Face Amount	Principal/ Carrying Value	Interest Paid Years Ended December 31, 2017 and 2016
12/15/1995	Surplus	6.15%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.15%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants and beneficiaries, as well as all other classes of creditors other than the Noteholders. After payment in full of certain obligations set forth Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

The Company expensed $43.3 million for interest on the surplus notes for the years ended December 31, 2017, 2016 and 2015, respectively. Total interest paid from inception through December 31, 2017 was approximately $906.1 million. There have been no principal payments since original issuance of the surplus notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note payments and the related accrual in the amount of $4.3 million at December 31, 2017 and 2016.

Administrative Services Agreements

The Company is party to various related-party agreements. The following agreements were in effect at December 31, 2017 and 2016.

The Company sponsors the Delaware Life Insurance Company 401(k) Savings Plan (the “401(k) Plan”), which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Income and expenses under the 401(k) Plan and the RIA are allocated to affiliates pursuant to inter-company service agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA were $2.1 million, $1.8 million and $2.8 million, respectively, for the years ended December 31, 2017, 2016 and 2015, of which $0.1 million, $0.1 million and $0.3 million, respectively, were allocated to the Company’s subsidiary, DLNY.

The Company has a management services agreement with its subsidiary, DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company allocated amounts related to this agreement of $8.6 million, $9.2 million and $13.0 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company has an administrative services agreement with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC. Amounts allocated under this agreement amounted to

19

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

approximately $0.3 million, $0.2 million, and $0.3 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company has an administrative services agreement with its wholly-owned subsidiary, Clarendon Insurance Agency, Inc. (“Clarendon”), pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

The Company has a services agreement with Barbco, pursuant to which the Company provides certain administrative and functional services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.3 million, $0.2 million, and $0.6 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company has an administrative services agreement with DLRC, pursuant to which the Company furnishes certain investment, actuarial and administrative services to DLRC. Amounts allocated in 2017, 2016 and 2015 were negligible.

The Company has a services agreement with CSPC, pursuant to which the Company furnishes certain administrative and functional services to CSPC. Expenses incurred under this agreement were $0.6 million for the year ended December 31, 2017.

On August 2, 2013, the Parent acquired all of the issued and outstanding shares of the Company from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements in effect that the Company has filed pursuant to the terms of this undertaking:

The Company has an investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $4.2 million, $5.3 million and $9.9 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company has an investment services agreement with GPIM, whereby GPIM provides services to the Company with respect to certain General Account assets that GPIM does not manage for the Company under the above-cited agreement. Expenses incurred under this agreement amounted to approximately $2.9 million, $2.8 million and $1.6 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. Expenses incurred under this agreement amounted to approximately $132 thousand for the year ended December 31, 2015. No expenses related to this agreement were incurred during 2017 or 2016.

The Company has a services agreement with Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company. Expenses incurred under this agreement amounted to approximately $58.6 million, $57.0 million, and $49.5 million for the years ended December 31, 2017, 2016 and 2015, respectively.

20

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The Company has a services agreement with SE2, llc (“SE2”), under which SE2 provides annuity and life insurance policy servicing and third-party administrator services to the Company. Expenses incurred under this agreement amounted to approximately $27.2 million, $24.4 million, and $8.9 million for the years ended December 31, 2017, 2016 and 2015, respectively. In addition, the Company incurred $25.2 million, $35.9 million, and $31.4 million of conversion costs related to this agreement for the years ended December 31, 2017, 2016 and 2015, respectively (SE2 became disaffiliated with Guggenheim Capital, LLC during 2017).

The Company has a selling agreement among the Company, GIS, and South Blacktree Insurance Agency, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement. The Company did not incur expenses under this agreement for the years ended December 31, 2017, 2016 and 2015.

The Company had $10.0 million and $1.7 million due from affiliates, $0 and $0 due to affiliates, and $19.1 million and $18.0 million included in general expenses due or accrued to other related parties as of December 31, 2017 and 2016, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis.

Other

During 2017, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC, and Wright STF III, LLC, totaling $220.2 million. A portion of these investments matured, totaling $347.2 million, resulting in no gain. The Company recorded $15.5 million of investment income in 2017 and the average yield on these short-term investments was 7.35%. As of December 31, 2017, the Company held $110.6 million of affiliated short-term investments.

During 2016, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $552 million. The Company also matured a portion of these investments back to these affiliates, totaling $773 million, resulting in a pre-tax gain of $0.1 million. The Company recorded $35.6 million of investment income related to affiliated short-term investments in 2016 and the average yield was 6.86%. As of December 31, 2016, the Company held $238 million of affiliated short-term investments.

During 2015, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $784 million. The Company also matured a portion of these investments back to these affiliates, totaling $461 million, resulting in a pre-tax gain of $0.2 million. The Company recorded $21.7 million of investment income related to these short-term investments in 2015 and the average yield was 7.23%. As at December 31, 2015, the Company held $458 million of affiliated short-term investments.

The Company’s wholly-owned subsidiary, DL Service Holdings, LLC, holds corporate-owned life insurance (“COLI”) on the lives of key executives of the Company from Equitrust Life Insurance Company (“ELIC”), a former related party. At December 31, 2017, the cash surrender value of these COLI policies was $74.8 million, which included additional policy loans from ELIC totaling $68.4 million during 2015. There were no additional policy loans during 2017 or 2016. In 2017, DL Service Holdings, LLC transferred $24.6 million to the Company related to a death benefit settlement for one of the policies.

In 2014, the Company issued private placement variable universal life policies to ELIC through a single member limited liability company, IDF IX, LLC, with a total value of $177.1 million, outstanding policy loans of $115.3 million, and recognized premium income of $177.3 million. During 2015, the Company recognized additional premium income of $25.0 million. No additional premium income was recognized in 2017 or 2016. Outstanding policy loans

21

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

totaled $169.9 million and $158.7 million, including capitalized interest, at December 31, 2017 and 2016, respectively. The net cash value of the policies was $240.8 million and $225.5 million at December 31, 2017 and 2016, respectively.

At December 31, 2017 and 2016, the Company had investments in parties related to or managed by Guggenheim Capital, LLC or Sammons Enterprises, Inc. as follows:

	December 31,
(In Thousands)	2017	2016
Bonds	$570,765	$701,349
Common Stocks	70,685	68,111
Other Invested Assets	61,891	65,749

Total	$703,341	$835,209

Guarantees

The Company, as successor to Keyport Life Insurance Company (“Keyport”), unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of the contracts at December 31, 2017 and December 31, 2016 was approximately $230.7 and $248.6 million, respectively. At December 31, 2017 and 2016, there was no liability accrued for this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the “SEC”). Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts. The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $7.9 million and $8.3 million at December 31, 2017 and 2016, respectively. There is no liability accrued for this guaranty.

Pursuant to a Guarantee Agreement effective January 20, 2017, the Company guarantees punctual payment to Merrill Lynch Professional Clearing Corp. (“ML Pro”) and certain affiliates of ML Pro (collectively, the “Guaranteed Parties”) by its wholly-owned subsidiary, DL Investment Holdings 2015-1, LLC, and other subsidiaries of the Company that may be added to the guaranty (collectively, the “ML Customers”), in connection with accounts the ML Customers have with the Guaranteed Parties. The obligations of the Company under the Guaranty Agreement are limited to $300.0 million.

22

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

3.	BONDS AND PREFERRED STOCKS

The statement value and fair value of the Company’s bonds and preferred stocks were as follows:

	December 31, 2017
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$259,460	$199	$(1,934)	$257,725
All Other Governments	17,721	39	(74)	17,686
U.S. States, Territories and Possessions (Direct and Guaranteed)	1,055	38	—	1,093
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	136,639	5,286	(891)	141,034
Industrial and Miscellaneous (Unaffiliated)	7,126,264	133,776	(48,375)	7,211,665
Hybrid Securities	29,829	2,394	(1,477)	30,746
SVO Identified Exchange Traded Funds	518,151	2,220	(840)	519,531

Total Bonds	$8,089,119	$143,952	$(53,591)	$8,179,480

Preferred Stocks	$174,641	$4,388	$(45)	$178,984

	December 31, 2016
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$261,022	$327	$(10,022)	$251,327
All Other Governments	15,153	—	(127)	15,026
U.S. States, Territories and Possessions (Direct and Guaranteed)	2,917	140	(28)	3,029
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	118,311	3,029	(2,099)	119,241
Industrial and Miscellaneous (Unaffiliated)	6,711,808	92,061	(184,830)	6,619,040
Hybrid Securities	32,012	449	(5,364)	27,097
SVO Identified Exchange Traded Funds	29,932	—	—	29,932

Total Bonds	$7,171,155	$96,006	$(202,470)	$7,064,692

Preferred Stocks	$33,584	$243	$(437)	$33,390

23

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The statement value and estimated fair value by maturity periods for bonds, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2017
	Statement	Estimated
(In Thousands)	Value	Fair Value
Due in one year or less	$183,741	$182,791
Due after one year through five years	1,061,197	1,063,221
Due after five years through ten years	1,214,344	1,217,730
Due after ten years	3,003,777	3,048,019
SVO Identified Exchange Traded Funds	518,151	519,531

Total before asset and mortgage-backed securities	5,981,210	6,031,292

Asset and mortgage-backed securities	2,107,909	2,148,188

Total	$8,089,119	$8,179,480

Proceeds from sales and maturities of investments in bonds and preferred stock during 2017, 2016 and 2015, were $8.0 billion, $13.2 billion, and $2.4 billion, including non-cash transactions of $195.8 million, $103.1 million, and $86.5 million, respectively; gross gains were $63.6 million, $198.3 million, and $48.6 million respectively; and gross losses were $22.9.0 million, $12.7 million and $11.3 million, respectively.

The Company had unfunded commitments for future private placement fundings of $716.6 million and $258.2 million as of December 31, 2017 and 2016 respectively.

Bonds included above with a statement value of approximately $5.2 million, and $5.0 million for the years ended December 31, 2017 and 2016, respectively, were on deposit with governmental authorities as required by law.

Investment-grade bonds were 95.3% and 95.1% of the Company’s total bonds as of December 31, 2017, and 2016, respectively.

The fair value of publicly-traded bonds is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

24

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no credit impairments recorded in 2017, 2016 and 2015 on LBSS held as of December 31, 2017, 2016 and 2015, respectively, pursuant to SSAP No. 43R.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the bond, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a credit committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the credit committee considers the factors described below. The process involves a quarterly screening of all securities with a fair value less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the credit committee exercises considerable judgment. Based on the credit committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”—A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

25

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

“Watch List”—There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List”—The credit committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2017, 2016 and 2015, the Company incurred write-downs of bonds totaling $27.9 million, $0.3 million, and $1.4 million respectively, including those subject to SSAP No. 43R. Of these amounts, no OTTI was related to sub-prime loans. $27.9 million of the 2017 OTTI was related to securities the Company intended to sell. All such OTTI was interest related.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2017 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	3	$255,834	$(1,934)	—	$—	$—	3	$255,834	$(1,934)
All Other Governments	1	13,115	(74)	—	—	—	1	13,115	(74)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	9	18,281	(75)	6	22,557	(816)	15	40,838	(891)
Industrial and Miscellaneous (Unaffiliated)	131	1,130,171	(11,313)	126	1,311,103	(37,062)	257	2,441,274	(48,375)
Hybrid Securities	—	—	—	1	11,000	(1,477)	1	11,000	(1,477)
SVO Identified Exchange Traded Funds	2	113,488	(840)	—	—	—	2	113,488	(840)

Total Bonds	146	$1,530,889	$(14,236)	133	$1,344,660	$(39,355)	279	$2,875,549	$(53,591)

Preferred Stocks	1	$10,075	$(45)	—	$—	$—	1	$10,075	$(45)

26

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2016 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	5	$180,042	$(10,022)	—	$—	$—	5	$180,042	$(10,022)
All Other Governments	1	15,026	(127)	—	—	—	1	15,026	(127)
U.S. States, Territories and Possessions (Direct and Guaranteed)	2	988	(28)	—	—	—	2	988	(28)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	21	52,722	(2,099)	—	—	—	21	52,722	(2,099)
Industrial and Miscellaneous (Unaffiliated)	461	3,318,544	(154,758)	99	563,495	(30,072)	560	3,882,039	(184,830)
Hybrid Securities	2	1,655	(11)	3	19,998	(5,353)	5	21,653	(5,364)

Total Bonds	492	$3,568,977	$(167,045)	102	$583,493	$(35,425)	594	$4,152,470	$(202,470)

Preferred Stocks	2	$1,782	$(18)	6	$15,701	$(419)	8	$17,483	$(437)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.5 million as of December 31, 2017. This amount represented approximately two-tenths of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$1,032	$1,032	$1,174
Structured Securities	500	500	509

	$1,532	$1,532	$1,683

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $2.1 million as of December 31, 2016. This amount represented approximately three-tenths of a percent of the Company’s total invested assets. The Company’s overall exposure to sub-prime mortgage risk was as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$1,610	$1,610	$1,674
Structured Securities	500	500	507

	$2,110	$2,110	$2,181

27

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

5* Securities

The Company’s overall exposure to 5* securities was as shown below:

(In thousands except for number of securities):

Investment	Number of 5* Securities		Aggregate Book Adjusted Carry Value		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
LBSS	2	3	$2,539	$12,383	$2,745	$13,347

Total	2	3	$2,539	$12,383	$2,745	$13,347

4. MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States and Great Britain. Investments are diversified by property type and geographic area. The Company monitors the condition of the mortgage loans in its portfolio.

In cases where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management’s judgment, the mortgage loan’s value is impaired, appropriate losses are recorded.

28

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2017 and 2016 (in thousands):

	2017	2016
Alabama	$3,512	$3,685
Arizona	2,493	2,625
California	79,835	18,598
Colorado	17,823	18,424
Connecticut	10,925	—
District of Columbia	—	54,584
Florida	485	820
Georgia	1,260	1,977
Idaho	1,508	1,574
Illinois	33,917	27,306
Kansas	13,300	—
Kentucky	1,830	3,005
Louisiana	742	1,324
Maine	2,478	1,346
Massachusetts	1,026	1,753
Michigan	7,669	5,934
Minnesota	631	12,383
Mississippi	2,684	2,795
New Jersey	5,832	6,213
New Mexico	4,385	4,628
New York	246,421	139,363
North Carolina	7,479	8,786
Ohio	9,545	10,814
Oregon	5,744	9,381
Pennsylvania	4,332	6,831
Rhode Island	153	241
South Carolina	1,993	2,435
Tennessee	—	78
Texas	13,320	16,815
Utah	3,945	4,322
Virginia	1,731	2,180
Washington	1,986	2,361
Wisconsin	209	1,915
Great Britain	4,629	2,947
General allowance for loan loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$491,362	$374,983

The Company had $36.3 million and $46.3 million of outstanding mortgage loan commitments on real estate as of December 31, 2017 and December 31, 2016 respectively.

29

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The Company originated eighteen mortgage loans with a total cost of $229.4 million during the year ended December 31, 2017 with rates ranging from 3.36% to 9.83%, seventeen mortgage loans with a total cost of $118.7 million during the year ended December 31, 2016 with rates ranging from 3.0% to 13.68% and three mortgage loans with a total cost of $165.5 million during the year ended December 31, 2015 with rates ranging from 5.24% to 6.25%. During the years ended December 31, 2017, 2016 and 2015, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and are no more than 75% of the property’s value at the time the original loan is made.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2017 and 2016. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2.5 million and $2.5 million at December 31, 2017 and 2016, respectively. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2017 and 2016, the Company individually and collectively evaluated loans with a gross carrying value of $493.8 million and $377.4 million, respectively.

As of December 31, 2017 and 2016, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2017 or December 31, 2016.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

30

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Other information is as follows:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2017
Recorded Investment
Current	$—	$—	$—	$—	$493,822	$—	$493,822
December 31, 2016
Recorded Investment
Current	$—	$—	$—	$—	$377,443	$—	$377,443

The Company did not have any mortgages accruing interest more than 90 days past due or interest reduced during 2017 or 2016.

The Company did not have any investments in impaired loans during 2017 or 2016.

Allowance for Credit Losses:

(In Thousands)	2017	2016	2015
Balance at Beginning of Period	$2,460	$11,960	$15,415
Additions Charged to Operations	—	—	—
Direct Write-downs Charged Against The Allowances Recoveries of Amounts Previously Charged Off	—	(9,500)	(3,455)

Balance at End of Period	$2,460	$2,460	$11,960

31

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The credit quality indicator for the Company’s mortgage loans is an internal risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with the lowest rating representing the category in which a loss is first expected. The following table shows the recorded investment of the Company’s mortgage loans, net of allowances for credit losses, aggregated by internal risk rating as of December 31, 2017 and 2016:

(In Thousands) Internal Risk Rating	2017	2016
AA	$210,901	$68,702
A	145,845	156,252
BBB	63,639	35,029
BB and Lower	73,437	117,460

Total	$493,822	$377,443

Total Allowance for Loan Loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$491,362	$374,983

The following table provides an aging of past due commercial mortgage loans as of December 31, 2017 and 2016, based on the recorded investment net of allowances for credit losses:

(In Thousands)	2017	2016
Current	$493,822	$377,443
30-59 Days Past Due	—	—
60-89 Days Past Due	—	—

Total Past Due	$—	$—

Total Allowance for Loan Loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$491,362	$374,983

5.	REPURCHASE AGREEEMENTS AND REVERSE REPURCHASE AGREEMENTS TRANSACTIONS ACCOUNTED FOR AS SECURED BORROWING

REPURCHASE TRANSACTION - CASH PROVIDER -OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1) The Company opportunistically uses repurchase transactions in conjunction with its liquidity management program to temporarily provide short-term liquidity from time-to-time as needed and determined by the Company. Using repurchase transactions to meet the short-term liquidity needs positions the Company to be prepared to execute on opportunistic investments as they arise. The collateral posted by the Company is subject to fair value change and a decline in fair value could require the company to post additional collateral to the counterparty. This risk is mitigated by the company’s internal policy of limiting repurchase transactions to 5.0% of its available collateral. Potential liquidity risks arising from a duration mismatch between the collateral and repurchase transaction are mitigated by the Company’s other sources of liquidity, such as monthly principal and interest payments, premium sales by the Company, and other lines of credit established by the Company. The Company typically receives cash for its repurchase transactions, however on occasion the company has received United

32

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

States Treasuries. In the case of United State Treasuries, the Company monitors the price of the Treasury collateral to ensure the Company is adequately collateralized.

(2)	Type of Repurchase Trades Used

FOURTH QUARTER
a. Bilateral (YES/NO)	Yes
b. Tri-Party (YES/NO)	No

(3)	Original (Flow) & Residual Maturity

FOURTH QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—
d. > 1 Week to 1 Month	—	—	—	—
e. > 1 Month to 3 Months	—	—	—	—
f. > 3 Months to 1 Year	—	—	—	—
g. > 1 Year	—	—	—	—

(4)	Counterparty, Jurisdiction and Fair Value (FV)

		FOURTH QUARTER
(In Thousands)	Jurisdiction	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX
b. Counterparty Credit Suisse Securities (USA) LLC	NY	$25,000	$25,000	$25,000	$25,000

33

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

5)	Securities “Sold” Under Repurchase - Secured Borrowing

	FOURTH QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. BACV	XXX	XXX	XXX	$23,198
b. Nonadmitted - Subset of BACV	XXX	XXX	XXX	—
c. Fair Value	XXX	XXX	XXX	26,229

(6)	Securities Sold Under Repurchase - Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Bonds - BACV	$—	$5,112	$18,086	$—	$—	$—	$—	$—
Bonds - FV	—	5,162	21,067	—	—	—	—	—
LB & SS - BACV	—	—	—	—	—	—	—	—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - BACV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Total Assets - BACV	—	5,112	18,086	—	—	—	—	—
Total Assets - FV	—	5,162	21,067	—	—	—	—	—

(7)	Collateral Received - Secured Borrowing

FOURTH QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Cash	XX	XX	XX	$—
b. Securities (FV)	XX	XX	XX	24,621
c. Nonadmitted	XX	XX	XX	—

34

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

(8)	Cash & Non Cash Collateral Received – Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
a. Cash	$—	$—	$—	$—	$—	$—	$—	$—
b. Bonds - FV	—	24,621	—	—	—	—	—	—
c. LB & SS - FV	—	—	—	—	—	—	—	—
d. Preferred Stock - FV	—	—	—	—	—	—	—	—
e. Common Stock	—	—	—	—	—	—	—	—
f. Mortgage Loans - FV	—	—	—	—	—	—	—	—
g. Real Estate - FV	—	—	—	—	—	—	—	—
h. Derivatives - FV	—	—	—	—	—	—	—	—
i. Other Invested Assets - FV	—	—	—	—	—	—	—	—
j. Total Collateral Assets - FV (Sum of a through i)	—	24,621	—	—	—	—	—	—

(9)	Allocation of Aggregate Collateral by Remaining Contractual Maturity

(in Thousands)	FAIR VALUE
a. Overnight and Continuous	$—
b. 30 Days or Less	—
c. 31 to 90 Days	—
d. > 90 Days	24,621

(10)	Allocation of Aggregate Collateral Reinvested by Remaining Contractual Maturity

Not applicable

(11)	Liability to Return Collateral – Secured Borrowing (Total)

Not applicable

REVERSE REPURCHASE TRANSACTION – CASH PROVIDER -OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1) The Company engages in a reverse repurchase agreement program. This program is intended to provide opportunistic, short-term financing to counterparties. Each repurchase agreement entered into is governed by the terms of the Master Repurchase Agreement (MRA) as agreed to between the parties. Under the terms of the MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar investments, back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with that same repo counterparty. The Company’s decision to do so will be dependent on the Company’s liquidity needs and their assessment of the counterparty and collateral’s performance.

As a risk-mitigant, the Company requires its counterparties to post collateral in excess of the loan amount, otherwise known as overcollateralization. The amount of overcollateralization is up to the Company’s discretion, but will not be less

35

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

than 102%. On average, the Company has required overcollateralization of 120%. The short duration of the repurchase agreements and the overcollateralization required by the Company mitigate potential financial risks associated with the transactions.

(2)	Type of Repurchase Trades Used

FOURTH QUARTER
a. Bilateral (Yes/No)	Yes
b. Tri-Party (Yes/No)	No

3)	Original (Flow) & Residual Maturity

	FOURTH QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—
d. > 1 Week to 1 Month	—	214,555	63,707	—
e. > 1 Month to 3 Months	19,519	98,000	81,064	19,519
f. > 3 Months to 1 Year	206,069	490,409	360,089	460,409
g. > 1 Year	—	—	—	—

36

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

(4)	Counterparty, Jurisdiction and Fair Value (FV)

		FOURTH QUARTER
(In Thousands)	Jurisdiction	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX
b. Counterparty
Abatross AH, LLC	DE	$40,000	$40,000	$40,000	$40,000
Auburndale Asset Holdings, Ltd	Cayman	18,000	18,000	18,000	18,000
Berentson Collateral Holding Company	DE	34,000	68,000	34,557	34,000
Bridger Financial, LLC	DE	35,250	70,500	35,828	35,250
Credit Suisse Securities (USA) LLC	NY	25,000	25,000	25,000	25,000
Erikson AH, LLC	DE	40,000	40,000	40,000	40,000
FCE Funding, LLC	DE	10,000	40,000	39,508	10,000
Fleetwood Funding Company, LLC	DE	27,200	27,200	27,200	27,200
Lakeield Funding, LLC	DE	—	25,840	25,416	25,840
MPR Asset Funding, LLC	DE	—	44,000	41,115	44,000
Pennington Asset Holdings Ltd.	Cayman	—	22,500	21,762	22,500
Platler Financial Holdings, LLC	NJ	43,988	65,104	45,195	43,988
Secured Loan Funding 06-01, LLC	DE	—	36,000	34,820	36,000
Shook Hill Asset Holdings, Ltd.	Cayman	40,000	40,000	40,000	40,000
Solent Loan Investor, LLC	DE	28,750	28,750	28,750	28,750
Wickston Funding, LLC	DE	—	34,400	32,708	34,400

(5)	Fair Value of Securities Acquired Under Repurchase – Secured Borrowing

	FOURTH QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
Fair Value of Securities Acquired Under Repurchase—Secured Borrowing	XX	XX	XX	$602,239

37

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

(6)	Securities Acquired Under Repurchase – Secured Borrowing by NAIC Designation

(In Thousands)	1 NONE	2 NAIC 1	3 NAIC 2	4 NAIC 3	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 NONADMITTED
Bonds—FV	$399,285	$24,621	$—	$—	$—	$—	$—	$—
LB & SS—FV	—	178,333	—	—	—	—	—	—
Preferred Stock—FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Mortgage Loans—FV	—	—	—	—	—	—	—	—
Real Estate—FV	—	—	—	—	—	—	—	—
Derivatives—FV	—	—	—	—	—	—	—	—
Other Invested Assets—FV	—	—	—	—	—	—	—	—

Total Assets	$399,285	$202,954	$—	$—	$—	$—	$—	$—

(7)	Collateral Pledged – Secured Borrowing

Not applicable

(8)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(9)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(10)	Recognized Liability to Return Collateral – Secured Borrowing (Total)

Not applicable

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, mortgages and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statements of Operations but are not included in the computation of net gain from operations.

38

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Changes in unrealized gains and losses on investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
(In Thousands)	2017	2016	2015
Realized Gains (Losses):
Bonds	$12,901	$185,285	$35,808
Preferred Stocks	(46)	16	141
Common Stocks	—	7,060	(209)
Common Stocks of Affiliates	—	—	278
Mortgage Loans	(57)	63	17,486
Real Estate	—	—	1,678
Cash, Cash Equivalents and Short-term Investments	155	88	265
Other Invested Assets	(590)	950	(1,864)
Other Hedging Investments	—	4,783	(143)
Derivative Instruments	27,896	63,478	56,014

Subtotal	40,259	261,723	109,454
Capital Gains Tax Expense (Benefit)	8,105	60,364	6,100

Net Realized Gains	32,154	201,359	103,354
(Gains) Transferred to IMR (Net of Taxes)	$(8,109)	$(126,772)	$(35,635)

Total	$24,045	$74,587	$67,719

	Years Ended December 31,
(In Thousands)	2017	2016	2015
Changes in Net Unrealized Capital Gains (Losses) Net of Deferred Income Tax:
Bonds	$(77)	$119	$(267)
Common Stocks of Non-affiliates	(1,473)	8,003	759
Common Stocks of Affiliates	(33,845)	2,897	(15,020)
Mortgage Loans	—	6,175	2,246
Derivative Instruments	26,171	(39,386)	14,374
Other Hedging Investments	7,694	(135,495)	(9,597)
Other Invested Assets	(115,335)	2,582	2,206
Tax Rate change impact	21,140	—	—

Total	$(95,725)	$(155,105)	$(5,299)

The deferred tax netted in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was ($21.6) million, $57.6 million, and $4.9 million at December 31, 2017, 2016 and 2015, respectively.

Late in 2015, the Company implemented a public bond trading strategy which results in the increase in investment cash flows from both sales and acquisitions of bonds. Included in the investment cash flows are proceeds from sales of bonds to related parties and the cost of bonds acquired from related parties totaling $1,060.9 million and $1,001.2 million, respectively, for the year ended December 31, 2017, $4,162.8 million and $3,961.5 million, respectively, for the year ended December 31, 2016, and $5.0 million and $8.7 million, respectively, for the year ended December 31, 2015. Net realized gains before taxes and transfers to the IMR associated with the related-party sales totaled $9.0 million, $50.5 million and $0.1 million for the years ended December 31, 2017, 2016 and 2015, respectively.

39

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2017	2016	2015
Bonds (Unaffiliated)	$359,474	$296,501	$259,795
Bonds (Affiliated)	—	—	1,246
Preferred Stocks (Unaffiliated)	14,351	1,943	1,992
Common Stocks (Unaffiliated)	23,086	11,747	11,212
Common Stocks (Affiliated)	40,436	18,038	37,047
Mortgage Loans	27,277	26,223	41,268
Real Estate	—	—	1,664
Contract Loans	29,563	34,293	26,230
Cash, Cash Equivalents and Short-term Investments	47,434	62,031	48,296
Derivative Instruments	(285,985)	(243,007)	(11,850)
Other Invested Assets	27,054	37,645	35,822
Other Investment Income	—	3	—

Gross Investment Income	282,690	245,417	452,722

Interest Expense on Surplus Notes	(43,260)	(43,260)	(43,260)
Investment Expenses and Other Interest Expense on Borrowed Money	(34,729)	(30,262)	(27,839)

Net Investment Income	$204,701	$171,895	$381,623

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The Company did not have investment income due and accrued excluded from surplus for the years ended December 31, 2017 and 2016.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company’s fixed, fixed index, and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

Interest swaps, options, swaptions and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not a designated effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

Beginning in July 2015, the Company began hedging its fixed index annuity product with OTC options utilizing the CROCI, Sector III, and MAA indices. The equity exposure embedded in the annuity contract is hedged using these

40

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

options. These options have been designated as fair value hedges. The mark to market on the options is recorded as a component of net investment income and the offsetting change in liability is recorded through income.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2017 and 2016, the Company pledged $101.1 million and $146.8 million, respectively, in U.S. Treasury securities and cash as collateral to counterparties. At December 31, 2017 and 2016, counterparties pledged to the Company $224.3 million and $131.4 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

41

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Derivatives are carried in accordance with SSAP No. 86, Derivatives. The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows (in thousands):

	Outstanding at
	December 31, 2017
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$2,935,893	$40,144	$—	$40,144
Currency Swaps	182,148	15,892	—	15,892
FX Forwards	4,012	(308)	—	(308)
Payor Swaptions	800,000	751	7,890	(7,139)
Equity Index Options	2,012,068	212,356	60,141	152,215

Total	$5,934,121	$268,835	$68,031	$200,804

	Outstanding at
	December 31, 2016
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$2,702,000	$40,468	$—	$40,468
Currency Swaps	102,509	20,806	—	20,806
FX Forwards	4,954	44	—	44
Payor Swaptions	800,000	2,707	7,890	(5,183)
Equity Index Options	1,379,451	138,055	49,796	88,259

Total	$4,988,914	$202,080	$57,686	$144,394

At December 31, 2017 and 2016, open futures contracts had a notional value of $1,676.4 million and $2,368.0 million and a fair value of $1.6 million and ($0.1) million, respectively. These amounts did not include the component of variation margin that had already been cash settled.

The Company did not have derivative contracts with financing premiums during 2017 or 2016.

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

The Company has two reinsurance agreements with Barbco, refer to Note 2 for additional details. The Company has liabilities for the funds held under the coinsurance with funds held treaty with Barbco of $247.5 million and $263.7 million at December 31, 2017 and 2016, respectively.

42

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The Company cedes certain risks to DLRC through the VA Treaty and the FIA Treaty. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual variable universal life, individual universal life, individual private placement variable universal life, corporate and bank-owned life insurance policies and accidental death benefit. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain of its variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

The effects of reinsurance were as follows:

	Years Ended December 31,
(In Thousands)	2017	2016	2015
Premiums and Annuity Considerations:
Direct	$2,079,789	$1,891,709	$1,369,407
Ceded—Affiliated	(29,101)	(60,552)	(33,974)
Ceded—Non-affiliated	(17,295)	(16,723)	(14,250)

Net Premiums and Annuity Considerations	$2,033,393	$1,814,434	$1,321,183

Insurance and Other Individual Policy Benefits and Claims:
Direct	806,146	824,340	804,664
Assumed—Non-affiliated	4,182	4,287	4,621
Ceded—Affiliated	(26,772)	(62,746)	(29,383)
Ceded—Non-affiliated	(25,515)	(12,381)	(16,698)

Net Policy Benefits and Claims	$758,041	$753,500	$763,204

10.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

43

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

As of December 31, 2017 and 2016, the Company had $11.4 million and $15.0 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $2.7 million and $3.3 million as of December 31, 2017 and 2016, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2017 and 2016 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves were $58.4 million and $38.4 million at December 31, 2017 and 2016, respectively.

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2017

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2017	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$5,857,681	$549,153	$—	$6,406,834	28.092%
At Book Value Less Current Surrender Charge of 5% or More	979,337	—	—	979,337	4.294%
At Fair Value	—	—	12,970,762	12,970,762	56.874%

Total with Adjustment or at Market Value	6,837,018	549,153	12,970,762	20,356,933	89.260%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,428,649	—	—	1,428,649	6.264%
Not Subject to Discretionary Withdrawal	996,612	—	24,046	1,020,658	4.476%

Total (Gross: Direct and Assumed)	9,262,279	549,153	12,994,808	22,806,240	100.000%
Reinsurance Ceded	30,353	—	—	30,353

Total (Net)	$9,231,926	$549,153	$12,994,808	$22,775,887

44

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

December 31, 2016

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2016	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$4,181,594	$631,068	$—	$4,812,662	22.300%
At Book Value Less Current Surrender Charge of 5% or More	905,638	—	—	905,638	4.196%
At Fair Value	—	—	13,278,650	13,278,650	61.528%

Total with Adjustment or at Market Value	5,087,232	631,068	13,278,650	18,996,950	88.025%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,553,695	—	—	1,553,695	7.199%
Not Subject to Discretionary Withdrawal	1,010,759	—	20,000	1,030,759	4.776%

Total (Gross: Direct +Assumed)	7,651,686	631,068	13,298,650	21,581,404	100.000%
Reinsurance Ceded	29,630	—	—	29,630

Total (Net)	$7,622,056	$631,068	$13,298,650	$21,551,774

12.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for the life contracts” in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity Separate Account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statements of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate

45

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 2932 of the Delaware Insurance Code.

The Company maintained Separate Account assets totaling $23,870.4 million and $25,101.8 million as of December 31, 2017 and 2016, respectively. As of December 31, 2017 and 2016, the Company’s Separate Account statements included legally insulated assets of $23,004.7 million and $23,977.7 million, respectively.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2017 were attributed to the following products:

Product (In Thousands)	Legally Insulated Assets	Not - Legally Insulated Assets	Total
Variable Life	$9,866,623	$—	$9,866,623
Variable Annuity	13,138,063	—	13,138,063
MVA Annuity	—	865,665	865,665

Total	$23,004,686	$865,665	$23,870,351

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statements of Operations for the General Account as a component of “Net transfers (from) or to Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $20,706.7 million and $20,856.1 million of non-guaranteed Separate Account reserves and $549.1 million and $631.1 million of guaranteed Separate Account reserves as of December 31, 2017 and 2016, respectively.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $206.1 million, $207.6 million, and $206.8 million were received by the General Account from the Separate Accounts during the years ended December 31, 2017, 2016 and 2015, respectively.

For the years ended December 31, 2017, 2016 and 2015, the Company’s General Account paid $84.0 million, $95.7 million, and $81.0 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Account.

46

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

An analysis of the Separate Account reserves as of December 31, 2017 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2017	$8,922	$143,332	$152,254
Reserves at 12/31/2017
For Accounts with Assets at:
Fair Value	167,560	20,706,728	20,874,288
Amortized Cost	381,593	—	381,593

Total Reserves	$549,153	$20,706,728	$21,255,881

By Withdrawal Characteristics:
With Market Value Adjustment	$549,153	$—	$549,153
At Fair Value	—	20,682,682	20,682,682

Subtotal	549,153	20,682,682	21,231,835
Not Subject to Discretionary Withdrawal	—	24,046	24,046

Total	$549,153	$20,706,728	$21,255,881

An analysis of the Separate Account reserves as of December 31, 2016 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2016	$(24,596)	$143,910	$119,314
Reserves at 12/31/2016
For Accounts with Assets at:
Fair Value	184,400	20,856,124	21,040,524
Amortized Cost	446,668	—	446,668

Total Reserves	$631,068	$20,856,124	$21,487,192

By Withdrawal Characteristics:
With Market Value Adjustment	$631,068	$—	$631,068
At Fair Value	—	20,836,124	20,836,124

Subtotal	631,068	20,836,124	21,467,192
Not Subject to Discretionary Withdrawal	—	20,000	20,000

Total	$631,068	$20,856,124	$21,487,192

47

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Below is the reconciliation of “Net Transfers (from) or to Separate Accounts net of reinsurance” in the Statements of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2017	2016	2015
Transfers to Separate Accounts	$152,254	$119,314	$219,252
Transfers (from) Separate Accounts	(2,172,432)	(2,068,510)	(2,379,922)

Net Transfers (from) Separate Accounts net of reinsurance in the Statement of Operations	$(2,020,178)	$(1,949,196)	$(2,160,670)

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuation inputs generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange-traded derivatives.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

48

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments, and certain derivatives.

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial mortgages, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2017 were as follows:

(In Thousands) Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	Total	Net Asset Value (“NAV”) Included in Level 2
Assets at Fair Value:
Common Stock—Unaffiliated (a)
Industrial and Miscellaneous	$—	$1,905	$125,472	$127,377	$—
Bonds—Unaffiliated (b)
Asset-backed Securities	—	—	1,118	1,118	—
Industrial and Miscellaneous	—	19	—	19	—
Derivative Assets (d)
Interest Rate Contracts	40,912	41,143	—	82,055	—
Equity Contracts	4,339	212,356	—	216,695	—
Foreign Exchange Contracts	—	15,944	—	15,944	—
Separate Accounts Assets (c) (e)	14,955,094	5,774,901	653,171	21,383,166	199,884

Total Assets at Fair Value	$15,000,345	$6,046,268	$779,761	$21,826,374	$199,884

Liabilities at Fair Value:
Separate Accounts (c)	$—	$(34,040)	$—	$(34,040)	$—
Derivative Liabilities (d)
Interest Rate Contracts	(14,264)	(26,895)	—	(41,159)	—
Equity Contracts	(1,000)	—	—	(1,000)	—
Foreign Exchange Contracts	(1,740)	(360)	—	(2,100)	—

Total Liabilities at Fair Value	$(17,004)	$(61,295)	$—	$(78,299)	$—

49

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2016 were as follows:

(In Thousands) Description for each class of asset or liability	Level 1	Level 2	Level 3	Total	Net Asset Value (“NAV”) Included in Level 2
Assets at Fair Value:
Common Stock—Unaffiliated (a)
Industrial and Miscellaneous	—	2,220	$105,124	$107,344	$—
Bonds—Unaffiliated (b)
Asset-backed Securities	—	—	1,219	$1,219	—
Industrial and Miscellaneous	—	21	—	$21	—
Derivative Assets (d)
Interest Rate Contracts	37,084	44,918	1,551	$83,553	$—
Equity Contracts	4,750	138,054	—	$142,804	$—
Foreign Exchange Contracts	47	20,854	—	$20,901	$—
Separate Accounts Assets (c) (e)	15,281,948	5,957,666	418,867	21,658,481	226,300

Total Assets at Fair Value	$15,323,829	$6,163,733	$526,761	$22,014,323	$226,300

Liabilities at Fair Value:
Separate Accounts (c)	$—	$(35,432)	$—	$(35,432)	$—
Derivative Liabilities (d)
Interest Rate Contracts	(8,253)	(32,532)	—	(40,785)	—
Equity Contracts	(2,130)	—	—	(2,130)	—
Foreign Exchange Contracts	(2,329)	(5)	—	(2,334)	—

Total Liabilities at Fair Value	$(12,712)	$(67,969)	$—	$(80,681)	$—

(a)	Common stocks are carried at fair value.
(b)	Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the tables above.
(c)	Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, bonds and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate Account assets also include $2,001.9 million and $2,781.0 million of investment income and receivables due at December 31, 2017 and 2016, respectively. Separate Account liabilities include derivative liabilities carried at fair value.
(d)	The derivatives included in the leveling descriptions are carried at fair value.
(e)

Includes assets with a fair value of $199.9 million and $226.3 million at December 31, 2017 and 2016 respectively , in hedge funds, private equities and other alternative investments for which fair value is measured at Net Asset Value (“NAV”) using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2017 or 2016, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days),

50

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

redemption schedules (typically quarterly) and hold backs (typically 3% of the investment is held back till the next annual audit is completed). The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2017 and December 31, 2016.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2017:

(In Thousands)	Beginning Balance at 01/01/2017	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2017
Assets:
Common Stock Unaffiliated	$105,124	$—	$—	$—	$(1,166)	$21,695	$—	$—	$(181)	$125,472
Bonds—Unaffiliated:
Asset-backed Securities	1,219	—	—	—	(101)	—	—	—	—	1,118
Derivative Assets	1,551	781	(2,332)	—	—	—	—	—	—	—
Separate Accounts Assets	418,867	19,526	(77,204)	773	2,139	443,652	217	(120,971)	(33,828)	653,171

Total Assets	$526,761	$20,307	$(79,536)	$773	$872	$465,347	$217	$(120,971)	$(34,009)	$779,761

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2016:

(In Thousands)	Beginning Balance at 01/01/2016	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2016
Assets:
Common Stock Unaffiliated	$116,514	$—	$(3,953)	$3,438	$9,626	$56,562	$—	$(76,617)	$(446)	$105,124
Bonds—Unaffiliated:
Asset-backed Securities	1,093	—	—	—	126	—	—	—	—	1,219
Derivative Assets	2,647	—	—	—	858	—	—	693	(2,647)	1,551
Separate Accounts Assets	407,263	6,043	(48,884)	(368)	4,533	148,092	113	(79,269)	(18,656)	418,867

Total Assets	$527,517	$6,043	$(52,837)	$3,070	$15,143	$204,654	$113	$(155,193)	$(21,749)	$526,761

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers are made as a result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

51

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2017:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Bonds—Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$1,118	27	27
Common Stocks	Market Pricing	Spreads	125,472	1-193	34
Separate Accounts Assets	Market Pricing	Quoted Prices	333,462	98-107	106
	Matrix Pricing	Spreads	46,675	35-189	102
	Market Pricing	Quoted Prices	4,569	99-105	102

Total Assets			$511,296

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2016:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Bonds—Unaffiliated
Asset-backed securities	Matrix Pricing	Spreads	$1,219	26	29
Common Stocks	Market Pricing	Quoted Prices	83,640	88-107	101
Separate Accounts assets	Market Pricing	Quoted Prices	105,124	1-193	62
	Matrix Pricing	Spreads	61,962	94-193	101
	Market Pricing	Quoted Prices	5,802	31-105	97

Total assets			$257,747

There were no significant changes made in valuation techniques during 2017 and 2016.

Derivative values in the above tables are presented on a gross basis.

52

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Aggregate Fair Value of all Financial Instruments

The following table presents the estimated fair values and carrying amounts of the Company’s financial instruments as of December 31, 2017:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)	Net Asset Value (“NAV”) Included in Level 2
Cash, Cash Equivalents and Short-term Investments	$1,106,031	$1,106,031	$490,545	$615,486	$—	$—	$—
Bonds	8,179,480	8,089,119	252,974	6,132,260	1,794,246	—	—
Preferred Stocks	178,984	174,641	—	30,347	148,637	—	—
Common Stocks	127,377	127,377	—	1,905	125,472	—	—
Mortgages Loans on Real Estate	502,935	491,362	—	—	502,935	—	—
Derivatives – Options and Swaptions	213,107	213,107	—	213,107	—	—	—
Derivatives – Swaps and Forwards	97,248	97,248	40,912	56,336	—	—	—
Derivatives—Futures	4,339	4,339	4,339	—	—	—	—
Contract Loans	644,104	595,367	—	—	644,104	—	—
Other Invested Assets	431,441	431,733	—	101,901	329,540	—	101,901
Separate Account Assets	21,873,899	21,867,696	14,971,158	6,193,009	709,732	—	199,884
Contract holder Deposit Funds and Other Policyholder Liabilities	(503,609)	(464,401)	—	—	(503,609)	—	—
Derivatives – Swaps and Forwards	(41,520)	(41,520)	(14,264)	(27,256)	—	—	—
Derivatives—Futures	(2,739)	(2,739)	(2,739)	—	—	—	—
Separate Account Liabilities	(59,459)	(59,459)	—	(34,040)	(25,419)	—	—

53

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The following table presents the estimated fair value and carrying amounts of the Company’s financial instruments as of December 31, 2016:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)	Net Asset Value (“NAV”) Included in Level 2
Cash, Cash Equivalents and Short-term Investments	$1,082,724	$1,082,724	$231,516	$851,208	$—	—	—
Bonds	7,064,692	7,171,115	195,033	5,098,312	1,771,347	—	—
Preferred Stocks	33,390	33,584	—	33,390	—	—	—
Common Stocks	107,344	107,344	—	2,220	105,124	—	—
Mortgages Loans on Real Estate	384,539	374,983	—	—	384,539	—	—
Derivatives – Options and Swaptions	140,761	140,761	—	139,210	1,551	—	—
Derivatives – Swaps and Forwards	101,700	101,700	37,084	64,616	—	—	—
Derivatives—Futures	4,797	4,797	4,797	—	—	—	—
Contract Loans	663,327	618,946	—	—	663,327	—	—
Other Invested Assets	509,550	507,361	—	104,800	404,750	—	104,800
Separate Account Assets	22,291,250	22,321,087	15,288,428	6,453,120	549,702	—	226,300
Contract holder Deposit Funds and Other Policyholder Liabilities	(513,530)	(467,300)	—	—	(513,530)	—	—
Derivatives – Swaps and Forwards	(40,382)	(40,382)	(7,844)	(32,538)	—	—	—
Derivatives—Futures	(4,867)	(4,867)	(4,867)	—	—	—	—
Separate Account Liabilities	(60,707)	(60,707)	—	(35,432)	(25,275)	—	—

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments—The carrying value for cash, cash equivalents, and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds—The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not

54

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities - The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate—The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives—The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans—The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets—Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTCs”), surplus debentures, collateral loans, and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures are obtained from third-party pricing services. Collateral loans are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts—The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 12. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Contract holder deposit funds—The fair values of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

14.	FEDERAL INCOME TAXES

The application of SSAP No.101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized.

55

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2017 and December 31, 2016.

The components of the Company’s DTAs and DTLs as of December 31, 2017 and December 31, 2016 were as follows:

(In Thousands)	December 31, 2017			December 31, 2016			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$190,165	$—	$190,165	$262,307	$—	$262,307	$(72,142)	$—	$(72,142)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	190,165	—	190,165	262,307	—	262,307	(72,142)	—	(72,142)
Deferred Tax Assets Nonadmitted	6,301	—	6,301	—	—	—	6,301	—	6,301

Subtotal Net Admitted Deferred Tax Assets	183,864	—	183,864	262,307	—	262,307	(78,443)	—	(78,443)
Deferred Tax Liabilities	96,306	—	96,306	100,922	—	100,922	(4,616)	—	(4,616)

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$87,558	$—	$87,558	$161,385	$—	$161,385	$(73,827)	$—	$(73,827)

The following table provides component amounts of the Company’s calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2017			December 31, 2016			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted Pursuant to 11.a.	$—	$—	$—	$28,448	$—	$28,448	$(28,448)	$—	$(28,448)
(b) Admitted Pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	87,558	—	87,558	132,937	—	132,937	(45,379)	—	(45,379)
(c) 11.b.i	87,558	—	87,558	132,937	—	132,937	(45,379)	—	(45,379)
(d) 11.b.ii	—	—	205,430	—	—	221,177	—	—	(15,747)
(e) Admitted Pursuant to 11.c.	96,306	—	96,306	100,922	—	100,922	(4,616)	—	(4,616)

(f) Total Admitted Under 11.a.—11.c.	183,864	—	183,864	262,307	—	262,307	(78,443)	—	(78,443)
(g) Deferred Tax Liabilities	96,306	—	96,306	100,922	—	100,922	(4,616)	—	(4,616)

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$87,558	$—	$87,558	$161,385	$—	$161,385	$(73,827)	$—	$(73,827)

	2017	2016
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	1,024%	1,222%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above (In Thousands)	$1,375,832	$1,474,512

56

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

	December 31, 2017		December 31, 2016		Change
(In Thousands)
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets, by Tax Character as a Percentage.
Adjusted Gross Deferred Tax Assets	$190,165	—	$262,307	—	$(72,142)	—
Percentage of Adjusted Gross Deferred Tax Assets by Tax Character Attributable to the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$183,864	—	$262,307	—	$(78,443)	—
Percentage of Net Admitted Adjusted Gross Deferred Tax
Assets by Tax Character Because of the Impact of Tax Planning Strategies	5.00%	0.00%	4.00%	0.00%	1.00%	0.00%

The Company’s tax planning strategies include the use of reinsurance.

The Company had no temporary difference for which a DTL was not established.

The following tables provide the Company’s main components of income taxes incurred and DTAs and DTLs.

(In Thousands)	December 31, 2017	December 31, 2016	December 31, 2015
Current Income Tax
Federal Tax (Benefit) Expense from Operations	$(65,461)	$(39,991)	$(2,729)
Federal Income Tax Expense on Net Capital Gains	8,105	60,364	6,099

Current Income Tax (Benefit) Expense	$(57,356)	$20,373	$3,370

57

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The main components of the Company’s DTAs and DTLs as of December 31, 2017 and 2016 were as follows:

(In Thousands)	December 31, 2017	December 31, 2016	Change
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$81,244	$177,897	$(96,653)
Investments	23,159	21,898	1,261
Deferred Acquisition Costs	15,403	20,352	(4,949)
Net Operating Loss Carryforward	44,573	—	44,573
Other (Including Items <5% of Total Ordinary Tax Assets)	25,786	42,160	(16,374)

Total Ordinary Deferred Tax Assets	$190,165	$262,307	$(72,142)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	6,301	—	6,301

Admitted Ordinary Deferred Tax Assets	$183,864	$262,307	$(78,443)
Capital:
Investments	—	—	—
Net Capital Loss Carryforward	—	—	—

Subtotal	—	—	—
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Capital Deferred Tax Assets	—	—	—

Admitted Deferred Tax Assets	$183,864	$262,307	$(78,443)

Deferred Tax Liabilities:
Ordinary
Investments	$36,335	$44,270	$(7,935)
Policyholder Reserves	59,971	56,652	3,319

Subtotal	$96,306	$100,922	$(4,616)
Capital:
Investments	—	—	—

Subtotal	—	—	—

Deferred Tax Liabilities	$96,306	$100,922	$(4,616)

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$87,558	$161,385	$(73,827)

58

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The change in net deferred income taxes was comprised of the following:

(In Thousands) Description	December 31, 2017	December 31, 2016	Change
Total Deferred Tax Assets	$190,165	$262,307	$(72,142)
Total Deferred Tax Liabilities	96,306	100,922	(4,616)

Net Deferred Tax Assets / Deferred Tax Liabilities	$93,859	$161,385	$(67,526)
Statutory Valuation Allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	$93,859	$161,385	$(67,526)
Tax Effect of Unrealized (Gains)/Losses			21,550

Change in Net Deferred Income Tax			$(89,076)

On December 22, 2017, the Tax Cuts and Jobs Act (“The Act”) was enacted that included a broad range of tax reform proposals affecting businesses, including a reduction of the corporate tax rate, repeal of the alternative minimum tax (AMT), the timing and amount of taxable income recognition and allowable deductions, and a new territorial tax system to address taxation of foreign earnings.

We have made our best efforts to quantify the impact of these provisions, as applicable, in the following schedules. Disclosures, as appropriate, consistent with Staff Accounting Bulletin No. 118 (SAB 118), as interpreted and adopted by NAIC SAPWG INT 18-01on February 8, 2018 are included.

The Company has accounted for the impact of the corporate tax rate change from 35% to 21% with respect to its deferred taxes. As a result of the decrease in the corporate tax rate, the Company recorded a net charge of $62.6 million through statutory surplus. This included a charge of $83.4 million related to the re-measurement of gross deferred tax balances related to operations, and a benefit of $20.8 million related to unrealized gains and losses.

The Act modified the provisions applicable to the determination of the tax basis of policy contract reserves. Broadly, these modifications eliminate the prior law federally prescribed reserve and require determination of reserves, by contract, using NAIC reserving standards multiplied by a discount factor. Although, we have not completed our analysis of contract level reserve calculations; based upon the work completed, we have made a reasonable estimate of the transition liability and its impact on the deferred income tax balances. The estimate will be revised in the period that we have completed our analysis of the impact of the modifications on our policy contract reserves.

59

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2017, 2016 and 2015 were as follows:

(In Thousands)	December 31, 2017			December 31, 2016			December 31, 2015
Description	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net Income Before Taxes	$191,923	$67,173	28.9%	$195,368	$68,378	15.0%	$278,305	$97,407	25.1%
Pre-tax Capital Gains—Pre IMR	40,259	14,091	6.1%	261,723	91,603	20.0%	109,454	38,309	9.9%
Dividends Received Deduction		(25,309)	(10.9)%		(10,581)	(2.3)%		(23,864)	(6.2)%
Tax Credits		—	—%		(764)	(0.2)%		(2,594)	(0.7)%
Non-deductible Expenses		61	—%		59	—%		99	0.1%
Prior Period Adjustment		—	—%		(9,750)	(0.3)%		—	—%
Reversal of IMR		(8,981)	(3.9)%		1,209	0.3%		(5,939)	(1.5)%
Change in Non-admitted assets		881	0.4%		(1,540)	(0.3)%		1,283	0.3%
Prior Year Over/Under Accrual		(8,058)	(3.5)%		(1,201)	(2.1)%		(301)	(0.1)%
Deferred Tax Adjustment for Rate Change		83,440	35.9%		—	—%		—	—%
Non-consolidated Wholly Owned Subsidiaries		(91,695)	(39.5)%		(57,572)	(12.6)%		—	—%
Other		117	0.2%		(376)	(0.1)%		110	0.1%

Total Statutory Income Taxes		$31,720	13.7%		$79,465	17.4%		$104,510	27.0%

Federal Income Taxes Incurred		$(57,356)	(24.7)%		$20,373	4.5%		$3,370	0.9%
Change in Net Deferred Income Taxes		89,076	38.4%		59,092	12.9%		101,140	26.1%

Total Statutory Income Taxes		$31,720	13.7%		$79,465	17.4%		$104,510	27.0%

At December 31, 2017, the Company had $212.3 million of net operating loss carryforward if not utilized will expire 2032. At December 31, 2017, the Company had no capital loss carryforward. At December 31, 2017, the Company had $21.0 million of foreign tax credit carryforward, which will expire if not utilized, by 2019. At December 31, 2017, the Company has $13.4 million of LIHTC carryforward, which will begin to expire, if not utilized, by 2030. At December 31, 2017, the Company had $1.6 million minimum tax credit carryforward which due to the Act will be refunded starting 2018.

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

Tax years prior to 2013 are closed for audit or examination under the applicable statute of limitations. On August 8, 2017 the Internal Revenue Service (the “IRS”) held open conference for tax years 2014 and 2015. The audit is ongoing and the Company has received information requests for those tax years. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2017 and 2016. As of December 31, 2017, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2017 and December 31, 2016. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2017, 2016 and 2015. The Company has not accrued any penalties related to UTBs.

60

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The Company will file a consolidated federal income tax return for the December 31, 2017 tax year with its wholly-owned subsidiaries, DLNY and Delaware Life Reinsurance (U.S.) II Corp., and will continue to do so in future tax years under Internal Revenue Code Section 1504(c)(1). A formal tax allocation agreement has been implemented, and the allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the Sale Transaction on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

In October 2017 and April 2017, the Company paid an ordinary dividend $100.0 million and $135.4 million, respectively, to the Parent. In March 2016, the Company paid a $200.0 million dividend to the Parent, of which $169.5 million was ordinary and $30.5 million extraordinary. In September 2016, the Company paid a $100.0 million extraordinary dividend to the Parent. In September 2015, the Company paid an ordinary dividend of $75.0 million to the Parent. In November 2015, the Company paid a dividend of $36.5 million to the Parent, of which $21.1 million was ordinary and $15.4 million extraordinary. In March 2015, the Company paid an ordinary dividend of $200.0 million to the Parent.

Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2017 and 2016.

16.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $121.3 million and $25.2 million as of December 31, 2017 and December 31, 2016, respectively.

Regulatory and Industry Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be

61

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.2 million and $3.5 million for guaranty fund assessments as of December 31, 2017 and 2016, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2017 and 2016, the Company did not have any guaranty fund liabilities or assets related to assessments form insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes, and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends received deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD. On May 30, 2010, the IRS issued an Industry Director Directive which made clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

On February 4, 2014, the IRS issued Revenue Ruling 2014-7, 2014-9 I.R.B. 539, which stated that Revenue Ruling 2007-54 is thereby modified and superseded, and that Revenue Ruling 2007-61 is obsolete. Accordingly, the required interest holding, which was used in calculation of the Company’s share of DRD, is no longer a published position of the IRS and is viewed as effectively being revoked. Priority Guidance Plans released subsequent to the publication of Revenue Ruling 2014-7 do not include a project concerning the determination of the Company’s share under Section 812 of the Internal Revenue Code (“IRC”). On December 22, 2017, the Tax Cuts and Jobs Act (“2017 Act”) was passed introducing a broad range of tax reform changes including resolution to the company share percentage issue. The 2017 Act replaces the prior law calculation of the Company’s share and policyholders’ share with fixed percentage of 70% and 30%, respectively. This provision is effective for tax years beginning after December 31, 2017. For the years ended March 31, 2018 and 2017, the Company’s financial statements reflect benefits of $11.7 million and $10.1 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pursuant to the terms of the Sale Transaction, the acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF and (ii) other specified matters, including losses arising from pending or threatened litigation as of

62

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF’s affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by DLNY, certain environmental liabilities, and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2017 and reported in the current financial statements:

•	Collateral posted under repurchase agreements which was reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreements which was reported as cash equivalents.

•	Certain Federal Home Loan Bank (“FHLB”) capital stock.

•	Certain bonds on deposit with governmental authorities as required by law.

•	Certain cash deposits held in a mortgage escrow account (see “Other restricted assets” below).

•	Derivative cash collateral which was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below).

•	Certain cash collateral for brokerage margin.

The following were restricted assets (including pledged assets):

(In Thousands)			Current Year							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Non Admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets

Subject to Repurchase Agreements	$25,000	$—	$—	$—	$25,000	$217,776	$(192,776)	$—	$25,000	0.07%	0.07%
Subject to Reverse Repurchase Agreements	504,928	—	—	—	504,928	538,896	(33,968)	—	504,928	1.36%	1.36%
FHLB Capital Stock	16,425	—	—	—	16,425	16,425	—	—	16,425	0.04%	0.04%
On Deposit with States	5,191	—	—	—	5,191	5,005	186	—	5,191	0.01%	0.01%
Pledged as Collateral to FHLB (Including Securities and Commercial Mortgage Loans)	463,248	—	—	—	463,248	512,000	(48,752)	—	463,248	1.24%	1.25%
Pledged as Collateral Not Captured (Including Assets Backing Funding Agreements)	116,964	—	—	—	116,964	104,934	12,030	—	116,964	0.31%	0.31%
Other Restricted Assets	302,966	—	—	—	302,966	407,389	(104,423)	—	302,966	0.81%	0.81%

Total Restricted Assets	$1,434,722	$—	$—	$—	$1,434,722	$1,802,425	$(367,703)	$—	$1,434,722	3.84%	3.85%

63

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The following were assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets

Derivative Collateral	116,964	—	—	—	116,964	104,934	12,030	116,964	0.31%	0.31%

Total	$116,964	$—	$—	$—	$116,964	$104,934	$12,030	$116,964	0.31%	0.31%

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets

Mortgage Escrow	$3,213	$—	$—	$—	$3,213	$3,492	$(279)	$3,213	0.01%	0.01%
Restricted Cash—Tax Escrow	11,280	—	—	—	11,280	—	11,280	11,280	0.03%	0.03%
Restricted Cash—Brokerage Margin	288,473	—	—	—	288,473	403,897	(115,424)	288,473	0.77%	0.77%

Total	$302,966	$—	$—	$—	$302,966	$407,389	$(104,423)	$302,966	0.81%	0.81%

Lease Commitments

Effective September 24, 2014, the Company entered into a lease agreement for its Massachusetts office. On February 19, 2016, the original lease agreement was amended to add additional space. The lease, as amended, expires on April 30, 2023. Rental expenses for 2017, 2016 and 2015 were $2.3 million, $1.7 million and $0.9 million, respectively, under this lease.

The Company previously held a lease for its former Massachusetts office, which expired on November 30, 2015. The Company did not incur rental expense related to this agreement in 2017 or 2016. Rental expenses for 2015 were $2.1 million under this lease.

Effective January 22, 2014, the Company entered into a lease agreement for its Indiana office. This lease expires on December 31, 2024. Rental expenses for 2017, 2016 and 2015 were $0.2 million, $0.2 million and $0.2 million, respectively, under this lease.

Effective July 27, 2016, the Company entered into a sublease agreement for additional space for its Indiana office, with this sublease expiring on November 30, 2026. Rental expenses for 2017 and 2016 were $0.4 and $0.2 million, respectively, under this sublease.

Effective February 26, 2016, the Company entered into a sublease agreement for its Chicago office. This sublease expires on August 31, 2019. Rental expenses for 2017 and 2016 were $0.3 million and $0.2 million, respectively, under this sublease. These rental expenses are reimbursed by CSPC under the services agreement.

64

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

a. At January 1, 2018, future minimum aggregate rental commitments were as follows:

Year Ending December 31,	(In Thousands) Operating Leases
2018	$3,030
2019	2,959
2020	2,836
2021	2,709
2022	1,174

Aggregate Total All Future Years	$2,988

17.	DEBT

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the “Facility”) with Societe Generale, which was amended effective December 29, 2017 to a $200.0 million revolving credit facility. Borrowings under the Facility may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Facility, and the Facility has a 270 days rolling margin commitment. The Facility is secured by certain securities held in an account established for this purpose, and borrowings are limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2017, 2016 and 2015 were approximately $1.7 million, $1.5 million and $1.7 million, respectively, and the total interest paid under the Facility in 2016 and 2015 was approximately $200 thousand and $27 thousand, respectively. At December 31, 2015, there was $25.0 million outstanding under the Facility which was paid in full on July 8, 2016. The Company was required to maintain a collateral security deposit with the lender. Upon repayment of the borrowed money on July 8, 2016, all collateral was returned.    At December 31, 2017 and 2016, there was no amount outstanding under the Facility.

18.	FEDERAL HOME LOAN BANK

The Company is a member of the FHLB of Indianapolis. Through its membership, the Company utilizes funding agreements obtained from the FHLB. The Company manages these funds in an investment spread strategy, consistent with its other investment spread operations. Accordingly, the Company considers these funds policyholder liabilities. It is not part of the Company’s strategy to utilize these fund for operations, and any funds obtained from the FHLB for use in the Company’s general operations would be accounted for as borrowed money. As of December 31, 2017 and 2016 there was $365.0 million outstanding to the FHLB.

65

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

FHLB Capital Stock

Aggregate Totals

		General	Separate
Year Ended 2017 (In Thousands)	Total	Account	Accounts
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,471	2,471	—
Activity Stock	13,954	13,954	—
Excess Stock	—	—	—

Aggregate Total	$16,425	$16,425	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$366,408	XXX	XXX
Year Ended 2016 (In Thousands)
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,218	2,218	—
Activity Stock	14,207	14,207	—
Excess Stock	—	—	—

Aggregate Total	$16,425	$16,425	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$383,567	XXX	XXX

Membership Stock (Class A and B) Eligible for Redemption

(In Thousands)
Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	16,425	16,425	—	—	—	—

Collateral Pledged to FHLB

Amount Pledged as of Reporting Date

(In Thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Total Collateral Pledged	$380,510	$366,317	$365,000
Current Year Separate Accounts Total Collateral Pledged	98,114	96,931	—

Current Year Total General and Separate Accounts Total Collateral Pledged	$478,624	$463,248	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$528,216	$512,000	$365,000

66

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Maximum Amount Pledged During Reporting Period

(In Thousands)
	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Maximum Collateral Pledged	$406,971	$388,519	$365,000
Current Year Separate Accounts Maximum Collateral Pledged	121,162	119,467	—

Current Year Total General and Separate Accounts Maximum Collateral Pledged	$528,133	$507,986	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$564,071	$549,377	$365,000

Borrowing from FHLB

Amount as of Reporting Date

Current Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	312,552
Other	—	—	—	XXX

Aggregate Total	$365,000	$365,000	$—	$312,552

Prior Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	304,939
Other	—	—	—	XXX

Aggregate Total	$365,000	$365,000	$—	$304,939

Maximum Amount during Reporting Period (Current Year)

(In Thousands)	Total	General Account	Separate Accounts
Debt	$—	$—	$—
Funding Agreements	365,000	365,000	—
Other	—	—	—

Aggregate Total	$365,000	$365,000	$—

67

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

FHLB – Prepayment Obligations

Does the Company have prepayment Obligations under the following arrangements (YES/NO)
Debt	YES
Funding Agreements	YES
Other	NO

19.	SUBSEQUENT EVENTS

On April 4, 2018 the Company paid an ordinary dividend of $157.4 million to the Parent.

It is anticipated that certain provisions of the Act will have a significant impact on the Company in 2018 and subsequent years.

The Act increased the capitalization percentage and amortization period under Internal Revenue Code Section 848. Generally, this provision will result in an increase in taxable income and gross deferred tax assets as well as modifications to the net operating loss (“NOL”) provision. As modified, net operating losses of life insurance and non-insurance companies cannot be carried back. Indefinite carryforward is allowed, however, the NOL deduction is limited to 80% future year taxable income before the NOL deduction. This provision may result in a greater number of years to absorb future NOLs.

The Company is not aware of any other events that occurred subsequent to December 31, 2017 having a material effect on the financial statements. The Company has evaluated events that occurred from January 1, 2018 to June 25, 2018, the date the financial statements were available to be issued.

68

PART C

ITEM 26. EXHIBITS

A.	Resolution of the Board of Directors of the Depositor, dated October 29, 1998, authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form S-6, File No. 333-68601, filed on December 9, 1998.)

B.	None.

C.	(1)	Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 30, 2009.)

	(2)	Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 30, 2009.)

	(3)	Amendment Two to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 27, 2010.)

	(4)	Amendment Three to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 27, 2010.)

	(5)	Sales Operations and General Agent Agreement (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on April 27, 2012.)

D.	(1)	Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed May 30, 2007.)

	(2)	Accelerated Death Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-68601, filed on April 27, 1999.)

	(3)	Payment of Stipulated Premium Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-68601, filed on April 27, 1999.)

	(4)	Waiver of Monthly Deductions (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-143353, filed on September 19, 2007.)

	(5)	Supplemental Insurance Rider (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6, File No. 333-68601, filed on February 12, 2001.)

	(6)	Charitable Giving Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-143353, filed on September 19, 2007.)

	(7)	Enhanced Cash Surrender Value Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.)

	(8)	Loan Lapse Protection Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.)

	(9)	Long Term Accumulation Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.)

	(10)	Travel Assistance Endorsement (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-143353, filed on September 19, 2007.)

	(11)	Supplemental Insurance Rider (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-143354, on October 7, 2008.)

E.	(1)	Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.)

	(2)	Application For Scheduled Increases (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6, File No. 143354, filed on April 27, 2010.)

F.	(1)	Certificate of Incorporation of Delaware Life Insurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.)

	(2)	Bylaws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.)

G.	Specimen Reinsurance Contract (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-100829, filed on October 30, 2002.)

H.	(1)	Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-82957, filed on February 3, 2000.)

	(2)	Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund, and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on April 28, 2005.)

	(3)	Participation Agreement, dated May 1, 2001, by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-82957, filed on April 23, 2004.)

	(4)	Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Insurance and Annuity Company of New York, and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002.)

	(5)	Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 033-41628, filed on April 26, 1999.)

	(6)	Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds, and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form S-6, File No. 333-65048, filed on July 3, 2002.)

	(7)	Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.)

	(8)	Participation Agreement, dated September 16, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-59662, filed on February 26, 2003.)

	(9)	Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136435, filed on August 9, 2006.)

	(10)	Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Van Kampen Life Investments Trust, Van Kampen Funds Inc. and Van Kampen Asset Management (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed on April 29, 2005.)

	(11)	Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed on April 29, 2005.)

	(12)	Restated Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143353, filed on May 30, 2007.)

	(13)	Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), M Fund, Inc., M Financial Investment Advisers, Inc., and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.)

	(14)	Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P., and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on December 30, 2005.)

	(15)	Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Post-Effective Amendment 5 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on April 27, 2007.)

	(16)	Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II, and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on December 10, 2012.)

I.	(1)	Third Party Administration Agreement between Sun Life Assurance Company of Canada (U.S.) and McCamish Systems, LLC (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-143354, filed on October 10, 2007.)

	(2)	Master Services Agreement by and between Sun Life Assurance Company of Canada (U.S.) and se2, Inc., dated December 1, 2013. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-6, File No. 333-143354, filed on April 29, 2015.)

J.	(1)	Powers of Attorney.

	(2)	Resolution of the Board of Directors of the Depositor dated April 25, 2018, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to Post-Effective Amendment No. 55 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on June 26, 2018.)

K.	Legal Opinion.

L.	None.

M.	None.

N.	(1)	Consent of Independent Registered Public Accounting Firm.

	(2)	Representation of Counsel Pursuant to Rule 485(b).

O.	None.

P.	None.

Q.	None.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor
Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chairman and Director

Daniel J. Towriss Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Executive Officer and President and Director

Michael S. Bloom Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and General Counsel and Secretary

Andrew F. Kenney Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Investment Officer

Michael K. Moran Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon Delaware Life Insurance Company of 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Human Resources

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of Group One Thousand One, LLC.

The organization chart of the Depositor and Registrant is incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed June 26, 2018.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

ITEM 29. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, F, G, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter
	Thomas G. Seitz	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Christopher J. Vellante	Chief Compliance Officer

*	The principal business address of all directors and officers of the principal underwriter is 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

(c) Not applicable.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, at the offices of Clarendon Insurance Agency, Inc., at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, or at the offices of se2, llc at 5801 SW 6th Avenue, Topeka, Kansas 66606-0001.

ITEM 32. MANAGEMENT SERVICES

Not applicable.

ITEM 33. FEE REPRESENTATION

Delaware Life Insurance Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Delaware Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 26th day of June, 2018.

DELAWARE LIFE VARIABLE ACCOUNT I
(Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss
Chief Executive Officer and President

*By:	/s/ Kenneth N. Crowley
Kenneth N. Crowley
Assistant Vice President and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

SIGNATURE		TITLE	DATE

/s/ Daniel J. Towriss*		Chief Executive Officer and President and Director	June 26, 2018
Daniel J. Towriss		(Principal Executive Officer)

/s/ Michael K. Moran*		Senior Vice President and Chief Accounting	June 26, 2018
Michael K. Moran		Officer and Treasurer
(Principal Financial Officer and Principal
Accounting Officer)

*By:	/s/ Kenneth N. Crowley	Attorney-in-Fact for:	June 26, 2018
	Kenneth N. Crowley	Dennis A. Cullen, Director
David E. Sams, Jr., Director

*	Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 55 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on June 26, 2018. Powers of attorney are included herein as Exhibit J(1).

EXHIBIT INDEX

J(1)	Powers of Attorney

K	Legal Opinion

N(1)	Consent of Independent Registered Public Accounting Firm

N(2)	Representation of Counsel Pursuant to Rule 485(b)